                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-06279

                       Harris Associates Investment Trust
               (Exact name of Registrant as specified in charter)

                      Two North La Salle Street, Suite 500
                          Chicago, Illinois 60602-3790
               (Address of principal executive offices) (Zip Code)

John R. Raitt                           Cameron S. Avery
Harris Associates L.P.                  Bell, Boyd & Lloyd LLC
Two North La Salle Street, #500         Three First National Plaza, #3100
Chicago, Illinois 60602                 Chicago, Illinois 60602

                    (Name and address of agents for service)

Registrant's telephone number, including area code: (312) 621-0600

Date of fiscal year end: 9/30/05

Date of reporting period: 3/31/05

ITEM 1. REPORTS TO SHAREHOLDERS.

[GRAPHIC]

THE OAKMARK FUND

THE OAKMARK SELECT FUND

THE OAKMARK EQUITY AND INCOME FUND

THE OAKMARK GLOBAL FUND

THE OAKMARK INTERNATIONAL FUND

THE OAKMARK INTERNATIONAL SMALL CAP FUND

SEMI-ANNUAL REPORT

MARCH 31, 2005

[OAKMARK LOGO]

ADVISED BY HARRIS ASSOCIATES L.P.

THE OAKMARK FUNDS

2005 SEMI-ANNUAL REPORT

PRESIDENT'S LETTER                                                          1

SUMMARY INFORMATION                                                         2

FUND EXPENSES                                                               4

COMMENTARY ON THE OAKMARK AND OAKMARK SELECT FUNDS                          6

THE OAKMARK FUND
   Letter from the Portfolio Managers                                       7
   Schedule of Investments                                                  9

THE OAKMARK SELECT FUND
   Letter from the Portfolio Managers                                      13
   Schedule of Investments                                                 14

THE OAKMARK EQUITY AND INCOME FUND
   Letter from the Portfolio Managers                                      16
   Schedule of Investments                                                 18

THE OAKMARK GLOBAL FUND
   Letter from the Portfolio Managers                                      24
   Global Diversification Chart                                            26
   Schedule of Investments                                                 27

COMMENTARY ON THE INTERNATIONAL AND INTERNATIONAL SMALL CAP FUNDS          32

THE OAKMARK INTERNATIONAL FUND
   Letter from the Portfolio Managers                                      33
   International Diversification Chart                                     34
   Schedule of Investments                                                 35

THE OAKMARK INTERNATIONAL SMALL CAP FUND
   Letter from the Portfolio Managers                                      41
   International Diversification Chart                                     42
   Schedule of Investments                                                 43

FINANCIAL STATEMENTS
   Statements of Assets and Liabilities                                    50
   Statements of Operations                                                52
   Statements of Changes in Net Assets                                     54
   Notes to Financial Statements                                           60

DISCLOSURE REGARDING INVESTMENT ADVISORY CONTRACT APPROVAL                 77

OAKMARK PHILOSOPHY AND PROCESS                                             79

THE OAKMARK GLOSSARY                                                       80

TRUSTEES AND OFFICERS                                                      81

                      FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

PRESIDENT'S LETTER

[PHOTO OF JOHN R. RAITT]

DEAR FELLOW SHAREHOLDERS,

World stock markets produced mixed results in the first quarter, with most of the broad market indexes showing small single-digit declines. Our Funds also produced mixed returns for the quarter, with some gains and some losses. At the same time, however, every one of our Funds performed in line with or better than their benchmark indexes.

As several of our Fund managers highlight in their letters this quarter, worldwide corporate profit growth continues at a robust pace, extending the multi-year world economic expansion. While market levels are higher over the past two years, we believe that economic growth has kept valuations at reasonable levels for disciplined long-term investors.

TRADING AND SOFT DOLLAR PRACTICES

At The Oakmark Funds, we have always been mindful of how to best serve our shareholders--and how to do so fairly. We have recently given a significant amount of thought and attention to our trading practices, as the equity trading and execution landscape has changed tremendously over the past few years. The traditional institutional stock brokerage arrangement--where trade execution is bundled with research and other services into one commission charge--is beginning to unravel under the pressure of market forces. These trends have caused us to reassess our approach to the use of "soft dollar" commissions to pay for third-party research and services.

Our soft dollar practices have always been well within the scope of SEC-sanctioned practices, which explicitly permit the use of brokerage commissions to pay for such services. We believe that we have been small users of third-party research and services compared to most mutual fund managers, and we don't believe that our use of soft dollars has increased trading costs. However, as the brokerage industry moves toward unbundling trading from research and other services, we are less confident that this will be true in the future.

For this reason, we have discontinued the use of soft dollars to pay for third-party research and services, effective April 1. In the future, the cost of these services will be paid entirely by the Funds' adviser, Harris Associates L.P. Our primary trading focus, as always, will be to obtain best execution for our shareholders and you can be assured that we will continue to monitor industry developments.

PERSONAL INVESTMENT IN THE FUNDS

One of the key components of our investment process at The Oakmark Funds has been to invest in companies where management interests are closely aligned with ours. We find that this alignment is most frequently and most effectively created by significant management stock ownership. When management has a meaningful sum invested alongside other shareholders, the focus on performance and shareholder value is intensified.

We believe that this same approach is also wise for mutual fund investors. Significant ownership of fund shares--not just by portfolio managers, but by all levels of employees at the fund and its adviser (including analysts, senior management, trustees and others)--reinforces a higher standard of integrity, focus, and commitment to maximizing long-term returns.

At The Oakmark Funds, a commitment to the share ownership is an integral part of our business philosophy. We encourage employee ownership of the Funds and are committed to reporting on our ownership on a regular basis. IN THIS REGARD, WE ARE PLEASED TO ANNOUNCE THAT AS OF DECEMBER 31, 2004, THE EMPLOYEES OF THE FUNDS' ADVISER, HARRIS ASSOCIATES L.P., AND THE FUNDS' OFFICERS AND TRUSTEES HAVE OVER $180 MILLION INVESTED IN THE OAKMARK FUNDS. THIS COMPARES TO AN INVESTMENT OF $145 MILLION IN DECEMBER 2003, WHEN WE LAST REPORTED HOLDINGS. This increase represents a combination of price appreciation and additional purchases.

Thank you for your continued investment and confidence in The Oakmark Funds. We welcome your comments and questions. You can reach us via e-mail at ContactOakmark@oakmark.com.


/s/ John R. Raitt

JOHN R. RAITT
PRESIDENT OF THE OAKMARK FUNDS
PRESIDENT AND CEO OF HARRIS ASSOCIATES L.P.

THE OAKMARK FUNDS

SUMMARY INFORMATION

                                                                                                  THE OAKMARK
                                 THE OAKMARK                       THE OAKMARK                 EQUITY AND INCOME
PERFORMANCE FOR PERIOD          FUND--CLASS I                  SELECT FUND--CLASS I               FUND--CLASS I
ENDED MARCH 31, 2005(1)            (OAKMX)                           (OAKLX)                         (OAKBX)
----------------------------------------------------------------------------------------------------------------------
3 MONTHS*                          -2.20%                             0.12%                           -0.64%

1 YEAR                              7.72%                             7.24%                            5.26%

AVERAGE ANNUAL TOTAL
RETURN FOR:

  3 YEAR                            4.00%                             6.55%                            8.26%

  5 YEAR                           11.22%                            12.54%                           12.35%

  10 YEAR                          10.56%                              N/A                              N/A

  SINCE INCEPTION                  16.21%                            19.98%                           13.83%
                                 (8/5/91)                         (11/1/96)                        (11/1/95)

TOP FIVE EQUITY          Washington                        Washington                     Burlington
HOLDINGS AS OF            Mutual, Inc.            2.8%      Mutual, Inc.         14.6%     Resources Inc.         4.1%
MARCH 31, 2005(2)        McDonald's                        Yum! Brands, Inc.      8.0%    XTO Energy, Inc.        3.8%
                          Corporation             2.6%     H&R Block, Inc.        7.0%    Nestle SA               2.8%
                         Yum! Brands, Inc.        2.5%     First Data                     Diageo plc              2.7%
COMPANY AND % OF TOTAL   The Walt Disney                    Corporation           5.2%    EchoStar
NET ASSETS                Company                 2.5%     Time Warner Inc.       4.8%     Communications
                         Viacom Inc., Class B     2.4%                                     Corporation, Class A   2.6%

SECTOR                   Consumer                          Consumer                       U.S. Government
ALLOCATION AS OF          Discretionary          43.9%      Discretionary        41.4%     Securities            31.2%
MARCH 31, 2005           Financials              15.4%     Financials            24.1%    Consumer
                         Consumer Staples        12.3%     Industrials           12.2%     Discretionary         13.2%
                         Industrials             10.0%     Information                    Energy                 12.3%
SECTOR AND %             Health Care              7.7%      Technology           10.3%    Industrials            10.6%
OF MARKET VALUE          Information                       Health Care            7.3%    Consumer Staples       10.0%
                          Technology              6.5%     Energy                 4.7%    Health Care             7.6%
                         Energy                   4.2%                                    Financials              7.0%
                                                                                          Foreign Government
                                                                                           Securities             5.0%
                                                                                          Information
                                                                                           Technology             2.6%
                                                                                          Materials               0.5%

The performance data quoted represents past performance. The above performance information for the Funds does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data call 1-800-OAKMARK.

* Not annualized

                                                                      THE OAKMARK                            THE OAKMARK
                             THE OAKMARK                             INTERNATIONAL                          INTERNATIONAL
PERFORMANCE FOR PERIOD   GLOBAL FUND--CLASS I                        FUND--CLASS I                     SMALL CAP FUND--CLASS I
ENDED MARCH 31, 2005(1)        (OAKGX)                                  (OAKIX)                                (OAKEX)
-----------------------------------------------------------------------------------------------------------------------------------
3 MONTHS*                       0.60%                                    2.13%                                  5.44%

1 YEAR                         11.97%                                   17.39%                                 27.62%

AVERAGE ANNUAL TOTAL
RETURN FOR:

  3 YEAR                       15.22%                                   11.29%                                 21.27%

  5 YEAR                       18.53%                                   10.44%                                 16.32%

  10 YEAR                        N/A                                    12.16%                                   N/A

  SINCE INCEPTION              16.33%                                   12.32%                                 13.43%
                             (8/4/99)                                (9/30/92)                              (11/1/95)

TOP FIVE EQUITY          Diageo plc                4.7%    GlaxoSmithKline plc         3.5%       Saurer AG                    3.6%
HOLDINGS AS OF           Nestle SA                 4.0%    Bayerische Motoren                     Neopost SA                   3.3%
MARCH 31, 2005(2)        Euronext NV               3.9%     Werke (BMW) AG             3.4%       Julius Baer
                         Bank of Ireland           3.9%    Euronext NV                 3.4%        Holding Ltd.                3.1%
                         Burlington                        Diageo plc                  3.2%       Interpump
COMPANY AND % OF TOTAL    Resources Inc.           3.8%    Bank of Ireland             3.1%        Group S.p.A                 3.1%
NET ASSETS                                                                                        Carpetright plc              2.9%


SECTOR                   Consumer                          Financials                 26.3%       Industrials                 29.6%
ALLOCATION AS OF          Discretionary           18.7%    Consumer                               Information
MARCH 31, 2005           Health Care              17.3%     Discretionary             18.8%        Technology                 19.9%
                         Financials               16.4%    Consumer Staples           17.8%       Consumer
                         Consumer Staples         15.6%    Health Care                11.5%        Discretionary              15.7%
SECTOR AND %             Information                       Materials                   8.9%       Financials                  11.2%
OF MARKET VALUE           Technology              10.2%    Industrials                 8.8%       Consumer Staples             9.2%
                         Industrials               9.5%    Telecommunication                      Materials                    7.5%
                         Materials                 6.5%     Services                   4.5%       Health Care                  5.3%
                         Energy                    3.9%    Energy                      2.0%       Telecommunication
                         Telecommunication                 Information                             Services                    1.6%
                          Services                 1.9%     Technology                 1.4%

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other fund expenses. The examples below are intended to help shareholders understand the ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

ACTUAL EXPENSES

The following table provides information about actual account values and actual fund expenses for Class I of each Fund. The table shows the expenses a Class I shareholder would have paid on a $1,000 investment in each Fund from October 1, 2004 to March 31, 2005 as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A Class I shareholder can estimate expenses incurred for the period by dividing the account value at March 31, 2005 by $1,000 and multiplying the result by the number in the Expenses Paid During Period row as shown below.

Certain accounts invested for 90 days or less may be charged a 2% redemption fee. Please consult the Funds' prospectus at www.oakmark.com for more information.

                                                                                                                 THE
                                                                 THE                             THE           OAKMARK
                                 THE            THE            OAKMARK          THE            OAKMARK      INTERNATIONAL
                               OAKMARK        OAKMARK        EQUITY AND       OAKMARK       INTERNATIONAL     SMALL CAP
                                FUND        SELECT FUND      INCOME FUND     GLOBAL FUND        FUND            FUND
-------------------------------------------------------------------------------------------------------------------------
BEGINNING
ACCOUNT VALUE               $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $    1,000.00   $    1,000.00

ENDING
ACCOUNT VALUE               $   1,060.50    $   1,078.20    $   1,044.40    $   1,136.70    $    1,154.70   $    1,195.80

EXPENSES PAID
DURING PERIOD*              $       5.29    $       5.18    $       4.64    $       6.50    $        6.12   $        7.83

Annualized
Expense Ratio                       1.03%           1.00%           0.91%           1.22%            1.14%           1.43%

* Expenses are equal to each Fund's annualized expense ratio for Class I, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for Class I of each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                                                 THE
                                                                 THE                             THE           OAKMARK
                                 THE            THE            OAKMARK          THE            OAKMARK      INTERNATIONAL
                               OAKMARK        OAKMARK        EQUITY AND       OAKMARK       INTERNATIONAL     SMALL CAP
                                FUND        SELECT FUND      INCOME FUND     GLOBAL FUND        FUND            FUND
-------------------------------------------------------------------------------------------------------------------------
BEGINNING
ACCOUNT VALUE               $   1,000.00    $   1,000.00    $   1,000.00    $   1,000.00    $    1,000.00   $    1,000.00

ENDING
ACCOUNT VALUE               $   1,019.80    $   1,019.95    $   1,020.39    $   1,018.85    $    1,019.25   $    1,017.80

EXPENSES PAID
DURING PERIOD*              $       5.19    $       5.04    $       4.58    $       6.14    $        5.74   $        7.19

ANNUALIZED
EXPENSE RATIO                       1.03%           1.00%           0.91%           1.22%            1.14%           1.43%

* Expenses are equal to each Fund's annualized expense ratio for Class I, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

THE OAKMARK AND OAKMARK SELECT FUNDS

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

[PHOTO OF WILLIAM C. NYGREN]

Since March marked Kevin's and my five-year anniversary for managing The Oakmark Fund, I'm shortening this report so that we can dedicate more space to a five-year review of that Fund. We will return to our usual format next quarter.

A number of shareholders have recently asked for an explanation of why our recent performance has lagged behind other value funds. From the market bottom over two years ago, both The Oakmark Fund and The Oakmark Select Fund have increased in line with the S&P 500(3). Since both Funds showed solid gains from 2000 to 2003 while the S&P 500 dropped sharply, we were quite pleased that we fully participated in the gains when the market recovered. But other funds increased more. I think our biggest mistake was underestimating the magnitude of the recovery in corporate profits. This can be seen using The Oakmark Fund's purchase of Anheuser-Busch as an example. Two years ago, Kevin and I wrote, "We own this great company--now selling below seventeen times next year's earnings--at about a market multiple." Since then, Anheuser-Busch stock is down slightly. Earnings have grown almost as much as we expected, and it now sells at fifteen times next year's earnings. The problem is that because the S&P earnings growth has matched its 50% increase in price, the market P/E(4) ratio has not gone up. So, despite significantly underperforming the market, Anheuser-Busch still sells at about a market multiple. Had we correctly anticipated the magnitude of the corporate profits rebound, we would have realized that the price we paid for Anheuser-Busch was really a significant P/E premium. In hindsight, we actually bought Anheuser-Busch at fifteen times expected 2006 earnings when the S&P was trading at eleven times now expected 2006 earnings. Value managers that bought the lowest P/E stocks in 2003 benefited from having much more exposure to the economic recovery than we did. So, what does that mean for today? If corporate profits continue growing at far above average rates, other funds probably will go up more than we will. We primarily own businesses, such as Anheuser-Busch, that we believe are superior, yet are priced as if they were average. If, as we expect, corporate earnings growth slows to the 5-6% per year we feel is sustainable, then not only should our companies' earnings growth start looking better in comparison, but we would expect to see their P/E multiples expand to beyond the market average.

The story last quarter about my son's stock picking contest generated more shareholder e-mail than anything we've ever written! As a recap, despite lengthy discussions of the virtues of value investing, he constructed a highly concentrated phantom portfolio that was heavy in TASER International, a momentum investor favorite that had more than quadrupled in 2004. I commented that I wasn't sure if I hoped he'd win the contest or learn a lesson. Well, he learned a few things! TASER was the focus of several negative news stories, and the stock lost 43% of its value during January. My favorite comment was "Dad, you know what the problem is with buying a stock just because it's been going up? After it falls, you don't really have a reason to keep holding it." Hopefully, that's something he never forgets. As for the contest winner--a future Warren Buffett? Unlikely. Turns out some computer whizzes figured out how to trick the website into accepting additional capital and treating it as investment gains. Another reminder that when the numbers look too good to be true, they probably are!

Best wishes,


/s/ Bill Nygren


WILLIAM C. NYGREN, CFA
PORTFOLIO MANAGER
bnygren@oakmark.com

THE OAKMARK FUND

REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO OF BILL NYGREN]

[PHOTO OF KEVIN GRANT]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (3/31/05) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(3)

                 THE OAKMARK
                FUND (CLASS I)       S & P 500
                --------------      -----------
  8/5/1991        $    10,000       $    10,000
 9/30/1991        $    11,050       $    10,066
12/31/1991        $    13,020       $    10,909
 3/31/1992        $    14,690       $    10,634
 6/30/1992        $    15,230       $    10,836
 9/30/1992        $    16,800       $    11,178
12/31/1992        $    19,386       $    11,741
 3/31/1993        $    20,927       $    12,253
 6/30/1993        $    21,494       $    12,313
 9/30/1993        $    23,095       $    12,631
12/31/1993        $    25,300       $    12,924
 3/31/1994        $    24,242       $    12,434
 6/30/1994        $    24,951       $    12,486
 9/30/1994        $    26,663       $    13,097
12/31/1994        $    26,138       $    13,095
 3/31/1995        $    28,539       $    14,370
 6/30/1995        $    30,303       $    15,741
 9/30/1995        $    32,841       $    16,992
12/31/1995        $    35,134       $    18,015
 3/31/1996        $    36,386       $    18,982
 6/30/1996        $    37,661       $    19,834
 9/30/1996        $    37,945       $    20,447
12/31/1996        $    40,828       $    22,152
 3/31/1997        $    42,456       $    22,746
 6/30/1997        $    48,917       $    26,716
 9/30/1997        $    52,009       $    28,717
12/31/1997        $    54,132       $    29,542
 3/31/1998        $    59,517       $    33,663
 6/30/1998        $    57,909       $    34,775
 9/30/1998        $    49,899       $    31,316
12/31/1998        $    56,155       $    37,985
 3/31/1999        $    55,888       $    39,877
 6/30/1999        $    62,332       $    42,688
 9/30/1999        $    53,882       $    40,023
12/31/1999        $    50,277       $    45,977
 3/31/2000        $    45,767       $    47,032
 6/30/2000        $    46,950       $    45,783
 9/30/2000        $    49,815       $    45,339
12/31/2000        $    56,201       $    41,791
 3/31/2001        $    60,342       $    36,837
 6/30/2001        $    65,927       $    38,993
 9/30/2001        $    59,986       $    33,269
12/31/2001        $    66,479       $    36,824
 3/31/2002        $    69,250       $    36,926
 6/30/2002        $    63,463       $    31,979
 9/30/2002        $    52,927       $    26,454
12/31/2002        $    56,902       $    28,686
 3/31/2003        $    54,576       $    27,783
 6/30/2003        $    63,826       $    32,059
 9/30/2003        $    64,034       $    32,907
12/31/2003        $    71,301       $    36,914
 3/31/2004        $    72,327       $    37,539
 6/30/2004        $    73,941       $    38,186
 9/30/2004        $    73,467       $    37,473
12/31/2004        $    79,667       $    40,931
 3/31/2005        $    77,913       $    40,052

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                                    (AS OF 3/31/05)
                                                                                                       SINCE
                                          TOTAL RETURN                                               INCEPTION
                                         LAST 3 MONTHS*       1-YEAR       5-YEAR        10-YEAR      (8/5/91)
--------------------------------------------------------------------------------------------------------------
OAKMARK FUND (CLASS I)                       -2.20%           7.72%        11.22%        10.56%        16.21%
S&P 500                                      -2.15%           6.69%        -3.16%        10.79%        10.69%
Dow Jones Average(5)                         -1.59%           4.05%         1.31%        11.92%        12.03%
Lipper Large Cap
Value Index(6)                               -0.83%           8.45%         1.23%        10.33%        10.51%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

In a weak, but relatively uneventful quarter, The Oakmark Fund matched the S&P 500 loss of 2%. On the negative side, Sun Microsystems lost a quarter of its value. We continue to believe that Sun's strong cash position and active R&D program make owning the stock worthwhile. On the plus side, two holdings announced they were being acquired--Toys R Us and Sungard Data Systems. We believe the increase in merger and acquisition activity is a positive statement about our portfolio and the market's attractiveness.

It's hard to believe that five years have already passed since March of 2000 when we wrote our first letter as managers of The Oakmark Fund. In 1991 when The Oakmark Fund was created, the goal was to have the Oakmark name become synonymous with value investing. By March of 2000 that goal had largely been met. But, be careful what you wish for! We were presented the challenge of taking over a fund whose name implied value investing just when the financial media was proclaiming that value investing was dead! Our assets had fallen sharply not due to investment results, but because most of our shareholders had redeemed. They wanted to increase their investment in those same technology stocks that Oakmark stubbornly termed grossly overvalued.

Friends questioned our sanity by asking why in the world we would accept this responsibility. Our answer--that we so strongly believed we inherited an outstanding portfolio of stocks that we were both significantly increasing our personal investment in the Fund--confirmed how out-of-sync we were with the new paradigm. Instead of writing the letter people wanted to see--highlighting everything we expected to change--we wrote a letter extolling the virtues of our five largest holdings, all of which we inherited--Fortune Brands, Washington Mutual, Dun and Bradstreet, Brunswick Corporation, and AC Nielson. (That shareholder letter, along with all the others since 1997, is available on our website by clicking on "literature" then "fund reports.") Anyone who hoped the new managers would shift to an investment approach more in step with the times was quickly disappointed. The Fund's long-term approach was intact, in fact, two of those top five names are still in the portfolio today--Washington Mutual and Fortune Brands. We have written frequently about how well Washington Mutual has performed as a stock, and just as importantly, as a business, so we will use this as an opportunity to highlight Fortune Brands.

In March of 2000, Fortune Brands was Oakmark's largest holding, accounting for over 4% of our portfolio. Fortune is a diversified manufacturer of branded products sold primarily to consumers.

Familiar brands include Moen faucets, Jim Beam spirits, and Titleist golf balls. Fortune is an example of the kind of stock that missed out on the "irrationally exuberant" market of the late 1990's. At that time, the market (as measured by the S&P 500) sold at twenty-six times expected earnings and had a dividend yield of about 1%. At $25 per share, Fortune commanded a price of only nine times earnings and had a dividend yield of nearly 4%. Over the next five years, Fortune's EPS(7) grew at nearly a 14% compound annual rate. We believe this resulted from good organic growth as well as from intelligent use of the large amount of cash generated by these businesses. That cash was used to repurchase over 10% of the outstanding shares and to make acquisitions that strengthened Fortune's home products division. Further, Fortune management engineered an amazing turnaround of their underperforming office products division. Management explored selling that division, but decided to keep it when purchase offers were judged to be inadequate. Analysts uniformly chastised management for their refusal to sell. In the ensuing four years, about $500 million was extracted from the office products division (which may have equaled the rejected offers), and it was used for acquisitions and share repurchase. Further, better expense management led to operating margins more than doubling. In March of this year, Fortune announced a plan to merge their office products division with General Binding to create the largest branded office products supplier. Management's decision to fix rather than sell that division added about $8 of value per Fortune share. Fortune stock now sells at $81 and at sixteen times our estimated earnings. It has more than tripled in price in a five-year period when the market declined. Though we can't claim Fortune is still as cheap as it was, since business value has also sharply increased, we continue to believe Fortune is undervalued. Most interesting, you probably haven't read much about Norm Wesley. Norm is Fortune's CEO. Somehow when the financial media names top CEOs, they never find Norm. The media may not have noticed the job he has done, but his shareholders sure have. Thanks, Norm!

We wish we could tell you that our portfolio today is still populated with Fortunes--grossly undervalued companies that have failed to attract investor attention. Most stocks that were priced like Fortune have increased significantly over the past five years while the stocks that were overvalued have significantly declined. In 2000, many large cap growth stocks sold at fifty times earnings while many typical companies sold at single digit P/Es(4). In 2000 our portfolio, with an average P/E of eleven, was well positioned for a narrowing of the range of P/E multiples. We are most pleased that our shareholders who believed in us in 2000 have enjoyed the returns from that strategy.

Today, most stocks are priced at P/E multiples close to the S&P 500 multiple of seventeen times expected earnings. In fact, the range of P/E's has narrowed so much that we believe the better values today are generally the superior businesses where the market isn't demanding significant P/E premiums. The opportunity in 2000 was to identify the best prices; today, we think more of the opportunities are in identifying the best businesses. On the plus side, compared to our first day on the job five years ago, we think the market is now much more reasonably priced, its P/E is about two-thirds of its 2000 level. Offsetting that, valuations across industries and market capitalizations appear much more rational, meaning it will be harder for stock pickers to add as much value over the next five years. We believe that an appropriately valued market, a portfolio of companies that are expected to grow faster than average, and a return to historically typical quality spreads are likely to produce long-term returns that are at least satisfactory.

Best wishes,


/s/ Bill Nygren                                /s/ Kevin G. Grant

WILLIAM C. NYGREN, CFA                         KEVIN G. GRANT, CFA
Portfolio Manager                              Portfolio Manager
bnygren@oakmark.com                            kgrant@oakmark.com

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2005 (UNAUDITED)

NAME                                                                                        SHARES HELD      MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.5%

APPAREL RETAIL--4.3%
    The Gap, Inc.                                                                             7,066,700   $   154,336,728
    Limited Brands                                                                            6,000,047       145,801,142
                                                                                                          ---------------
                                                                                                              300,137,870
BROADCASTING & CABLE TV--8.2%
    Liberty Media Corporation, Class A (a)                                                   16,199,400   $   167,987,778
    Comcast Corporation, Special Class A (a)                                                  4,725,000       157,815,000
    The DIRECTV Group, Inc. (a)                                                               9,700,000       139,874,000
    EchoStar Communications Corporation, Class A                                              3,675,000       107,493,750
                                                                                                          ---------------
                                                                                                              573,170,528
DEPARTMENT STORES--2.0%
    Kohl's Corporation (a)                                                                    2,650,500   $   136,845,315

HOME IMPROVEMENT RETAIL--2.1%
    The Home Depot, Inc.                                                                      3,781,500   $   144,604,560

HOMEBUILDING--1.6%
    Pulte Homes, Inc.                                                                         1,500,000   $   110,445,000

HOUSEHOLD APPLIANCES--1.9%
    The Black & Decker Corporation                                                            1,722,200   $   136,036,578

HOUSEWARES & SPECIALTIES--2.0%
    Fortune Brands, Inc.                                                                      1,745,600   $   140,747,728

LEISURE PRODUCTS--1.2%
    Mattel, Inc.                                                                              3,874,300   $    82,716,305

MOTORCYCLE MANUFACTURERS--1.9%
    Harley-Davidson, Inc.                                                                     2,262,500   $   130,682,000

MOVIES & ENTERTAINMENT--7.2%
    The Walt Disney Company                                                                   5,950,000   $   170,943,500
    Viacom Inc., Class B                                                                      4,879,490       169,952,637
    Time Warner Inc. (a)                                                                      8,997,700       157,909,635
                                                                                                          ---------------
                                                                                                              498,805,772
PUBLISHING--2.8%
    Gannett Co., Inc.                                                                         1,684,500   $   133,210,260
    Knight-Ridder, Inc.                                                                         916,000        61,601,000
                                                                                                          ---------------
                                                                                                              194,811,260
RESTAURANTS--5.1%
    McDonald's Corporation                                                                    5,700,000   $   177,498,000
    Yum! Brands, Inc.                                                                         3,374,000       174,806,940
                                                                                                          ---------------
                                                                                                              352,304,940

NAME                                                                                        SHARES HELD      MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.5% (CONT.)

BREWERS--2.1%
    Anheuser-Busch Companies, Inc.                                                            3,050,000   $   144,539,500

DISTILLERS & VINTNERS--1.8%
    Diageo plc (b)                                                                            2,221,000   $   126,374,900

HYPERMARKETS & SUPER CENTERS--2.1%
    Wal-Mart Stores, Inc.                                                                     2,900,000   $   145,319,000

PACKAGED FOODS & MEATS--4.2%
    General Mills, Inc.                                                                       2,506,000   $   123,169,900
    Kraft Foods Inc., Class A                                                                 2,645,000        87,417,250
    H.J. Heinz Company                                                                        2,310,000        85,100,400
                                                                                                          ---------------
                                                                                                              295,687,550
SOFT DRINKS--1.0%
    Coca-Cola Enterprises, Inc.                                                               3,500,000   $    71,820,000

INTEGRATED OIL & GAS--2.1%
    ConocoPhillips                                                                            1,335,335   $   144,002,526

OIL & GAS EXPLORATION & PRODUCTION--1.8%
    Burlington Resources Inc.                                                                 2,442,200   $   122,280,954

ASSET MANAGEMENT & CUSTODY BANKS--1.1%
    The Bank of New York Company, Inc.                                                        2,700,000   $    78,435,000

DIVERSIFIED BANKS--1.8%
    U.S. Bancorp                                                                              4,400,000   $   126,808,000

LIFE & HEALTH INSURANCE--1.5%
    AFLAC Incorporated                                                                        2,767,000   $   103,098,420

OTHER DIVERSIFIED FINANCIAL SERVICES--3.8%
    Citigroup Inc.                                                                            3,200,000   $   143,808,000
    JP Morgan Chase & Co.                                                                     3,600,000       124,560,000
                                                                                                          ---------------
                                                                                                              268,368,000
THRIFTS & MORTGAGE FINANCE--5.9%
    Washington Mutual, Inc.                                                                   4,887,300   $   193,048,350
    Fannie Mae                                                                                2,095,000       114,072,750
    MGIC Investment Corporation                                                               1,640,600       101,175,802
                                                                                                          ---------------
                                                                                                              408,296,902
HEALTH CARE DISTRIBUTORS--1.0%
    AmerisourceBergen Corp                                                                    1,200,000   $    68,748,000

HEALTH CARE EQUIPMENT--2.1%
    Baxter International Inc.                                                                 4,300,000   $   146,114,000

                                                                                           SHARES HELD/
NAME                                                                                          PAR VALUE      MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.5% (CONT.)

PHARMACEUTICALS--3.9%
    Abbott Laboratories                                                                       3,087,300   $   143,929,926
    Bristol-Myers Squibb Company                                                              5,150,000       131,119,000
                                                                                                          ---------------
                                                                                                              275,048,926
AEROSPACE & DEFENSE--3.3%
    Raytheon Company                                                                          3,000,000   $   116,100,000
    Honeywell International, Inc.                                                             3,050,000       113,490,500
                                                                                                          ---------------
                                                                                                              229,590,500
BUILDING PRODUCTS--2.2%
    Masco Corporation                                                                         4,433,600   $   153,712,912

DIVERSIFIED COMMERCIAL SERVICES--2.2%
    H&R Block, Inc. (c)                                                                       3,029,300   $   153,221,994

ENVIRONMENTAL SERVICES--1.4%
    Waste Management, Inc.                                                                    3,474,300   $   100,233,555

COMPUTER HARDWARE--1.4%
    Sun Microsystems, Inc. (a)                                                               24,370,000   $    98,454,800

DATA PROCESSING & OUTSOURCED SERVICES--3.2%
    First Data Corporation                                                                    3,615,000   $   142,105,650
    Automatic Data Processing, Inc.                                                           1,800,000        80,910,000
                                                                                                          ---------------
                                                                                                              223,015,650
OFFICE ELECTRONICS--1.3%
    Xerox Corporation (a)                                                                     5,972,400   $    90,481,860
    TOTAL COMMON STOCKS (COST: $4,982,389,142)                                                              6,374,960,805

SHORT TERM INVESTMENTS--7.0%

U.S. GOVERNMENT BILLS--5.5%
    United States Treasury Bills, 2.215% - 2.73%
      due 4/7/2005 - 6/30/2005                                                          $   385,000,000   $   383,559,814
    TOTAL U.S. GOVERNMENT BILLS (COST: $383,571,153)                                                          383,559,814
REPURCHASE AGREEMENTS--1.5%
    IBT Repurchase Agreement, 2.50% dated 3/31/2005 due 4/1/2005, repurchase price $103,507,188 collateralized by U.S. Government Agency Securities
      with an aggregate market value plus accrued interest of $108,675,000              $   103,500,000   $   103,500,000

NAME                                                                                          PAR VALUE      MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--7.0% (CONT.)

REPURCHASE AGREEMENTS--1.5% (CONT.)
    IBT Repurchase Agreement, 2.02% dated 3/31/2005 due 4/1/2005, repurchase price $2,230,293 collateralized by a U.S. Government Agency Security with
      a market value plus accrued interest of $2,341,676                                $     2,230,168   $     2,230,168
                                                                                                          ---------------
    TOTAL REPURCHASE AGREEMENTS (COST: $105,730,168)                                                          105,730,168

    TOTAL SHORT TERM INVESTMENTS (COST: $489,301,321)                                                         489,289,982

    Total Investments (Cost $5,471,690,463)--98.5%                                                        $ 6,864,250,787
    Other Assets In Excess Of Other Liabilities--1.5%                                                         106,544,085
                                                                                                          ---------------
    TOTAL NET ASSETS--100%                                                                                $ 6,970,794,872
                                                                                                          ===============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) See footnote number five in the Notes to the Financial Statements regarding investments in affiliated issuers.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SELECT FUND

REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

[PHOTO OF BILL NYGREN]

[PHOTO OF HENRY BERGHOEF]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (3/31/05) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(3)

                  THE OAKMARK
                  SELECT FUND
                   (CLASS I)         S & P 500
                  -----------       -----------
 11/1/1996        $    10,000       $    10,000
12/31/1996        $    11,420       $    10,543
 3/31/1997        $    12,140       $    10,826
 6/30/1997        $    14,180       $    12,715
 9/30/1997        $    16,340       $    13,668
12/31/1997        $    17,704       $    14,060
 3/31/1998        $    20,078       $    16,021
 6/30/1998        $    20,462       $    16,551
 9/30/1998        $    16,936       $    14,904
12/31/1998        $    20,575       $    18,078
 3/31/1999        $    22,766       $    18,979
 6/30/1999        $    24,482       $    20,317
 9/30/1999        $    22,028       $    19,048
12/31/1999        $    23,557       $    21,882
 3/31/2000        $    25,667       $    22,384
 6/30/2000        $    24,324       $    21,790
 9/30/2000        $    27,432       $    21,578
12/31/2000        $    29,637       $    19,890
 3/31/2001        $    32,826       $    17,532
 6/30/2001        $    35,865       $    18,558
 9/30/2001        $    34,496       $    15,834
12/31/2001        $    37,359       $    17,526
 3/31/2002        $    38,306       $    17,574
 6/30/2002        $    35,206       $    15,220
 9/30/2002        $    29,720       $    12,590
12/31/2002        $    32,699       $    13,653
 3/31/2003        $    32,535       $    13,223
 6/30/2003        $    37,806       $    15,258
  9/3/2003        $    37,820       $    15,662
12/31/2003        $    42,181       $    17,569
 3/31/2004        $    43,214       $    17,866
 6/30/2004        $    42,553       $    18,174
 9/30/2004        $    42,980       $    17,835
12/31/2004        $    46,286       $    19,481
 3/31/2005        $    46,342       $    19,062

                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                              (AS OF 3/31/05)
                                                                                           SINCE
                                          TOTAL RETURN                                   INCEPTION
                                         LAST 3 MONTHS*       1-YEAR       5-YEAR        (11/1/96)
--------------------------------------------------------------------------------------------------
OAKMARK SELECT FUND (CLASS I)                 0.12%           7.24%        12.54%          19.98%
S&P 500                                      -2.15%           6.69%        -3.16%           7.96%
S&P MidCap 400(8)                            -0.40%          10.43%         6.87%          13.95%
Lipper Mid Cap Value Index(9)                -0.22%          12.96%         9.92%          10.90%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark Select Fund was flat for the quarter. This compared favorably to the 2% loss for the S&P 500. Strong performance by YUM Brands, Toys R Us, Burlington Resources, and Office Depot, each of which increased by over 10%, was the primary reason our return exceeded the market return. YUM Brands (Taco Bell, Pizza Hut, KFC), our second largest holding, is benefiting from KFC's dominant position in China. Last year, 15% of YUM's income came from China. Since 1998, China income has been growing at over 30% per year compounded. Looking forward, the percentage of YUM income earned in China should continue to increase. Despite the strong performance of YUM stock, we don't believe it has yet become fully valued.

During the quarter, we purchased shares in JP Morgan and Viacom. Viacom is a leading provider of cable television programming (MTV, Nickelodeon, Comedy Central, VH1, BET, Showtime, Movie Channel). In addition, Viacom owns Paramount, the CBS network, and the Infinity radio network. Viacom stock has performed poorly for several years as investors have focused on disappointing radio results. We believe most of the value is in the cable television networks, and they have been performing very well. We sold our positions in Office Depot and Toys R Us. Five years ago, we started buying Toys R Us at just over $10 per share. We thought new management would succeed at turning around the toy stores. We were wrong. Fortunately, the value of real estate under the toy stores, combined with the value of their highly successful Babies R Us stores, was enough to justify the acquisition of the company for nearly $27 per share. The success of our investment in Toys R Us, despite our inaccurate assessment of their primary business, demonstrates the importance of our focus on risk. When we first bought Toys R Us we said that even if the turnaround failed, the value of the assets should significantly exceed our entry price. Had the turnaround succeeded, we would have made more money, but we only wish that all our "mistakes" had such a profitable outcome.

Best wishes,


/s/ Bill Nygren                              /s/ Henry R. Berghoef

WILLIAM C. NYGREN, CFA                       HENRY R. BERGHOEF, CFA
Portfolio Manager                            Portfolio Manager
bnygren@oakmark.com                          berghoef@oakmark.com

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2005 (UNAUDITED)

NAME                                                                                        SHARES HELD      MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.8%

APPAREL RETAIL--7.5%
    Limited Brands                                                                            9,480,981   $   230,387,838
    The Gap, Inc.                                                                            10,060,000       219,710,400
                                                                                                          ---------------
                                                                                                              450,098,238
BROADCASTING & CABLE TV--3.7%
    Liberty Media Corporation, Class A (a)                                                   21,000,000   $   217,770,000

LEISURE PRODUCTS--3.5%
    Mattel, Inc.                                                                              9,670,900   $   206,473,715

MOVIES & ENTERTAINMENT--8.7%
    Time Warner Inc. (a)                                                                     16,240,000   $   285,012,000
    Viacom Inc., Class B                                                                      6,650,000       231,619,500
                                                                                                          ---------------
                                                                                                              516,631,500
PUBLISHING--2.9%
    Knight-Ridder, Inc.                                                                       2,606,500   $   175,287,125

RESTAURANTS--11.4%
    Yum! Brands, Inc.                                                                         9,207,000   $   477,014,670
    McDonald's Corporation                                                                    6,500,000       202,410,000
                                                                                                          ---------------
                                                                                                              679,424,670
OIL & GAS EXPLORATION & PRODUCTION--4.3%
    Burlington Resources Inc.                                                                 5,103,600   $   255,537,252

ASSET MANAGEMENT & CUSTODY BANKS--1.1%
    Janus Capital Group, Inc.                                                                 4,823,300   $    67,285,035

OTHER DIVERSIFIED FINANCIAL SERVICES--2.3%
    JP Morgan Chase & Co.                                                                     4,000,000   $   138,400,000

SPECIALIZED FINANCE--3.8%
    Moody's Corporation                                                                       2,823,600   $   228,316,296

THRIFTS & MORTGAGE FINANCE--14.6%
    Washington Mutual, Inc.                                                                  22,117,400   $   873,637,300

HEALTH CARE SERVICES--3.4%
    IMS Health Incorporated                                                                   8,303,441   $   202,520,926

PHARMACEUTICALS--3.2%
    Bristol-Myers Squibb Company                                                              7,490,200   $   190,700,492

DIVERSIFIED COMMERCIAL SERVICES--11.0%
    H&R Block, Inc. (b)                                                                       8,259,800   $   417,780,684
    The Dun & Bradstreet Corporation (a)(b)                                                   3,934,900       241,799,605
                                                                                                          ---------------
                                                                                                              659,580,289

                                                                                           SHARES HELD/
NAME                                                                                          PAR VALUE      MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.8% (CONT.)

DATA PROCESSING & OUTSOURCED SERVICES--5.1%
    First Data Corporation                                                                    7,815,400   $   307,223,374

OFFICE ELECTRONICS--4.3%
    Xerox Corporation (a)                                                                    16,746,400   $   253,707,960
    TOTAL COMMON STOCKS (COST: $3,550,762,422)                                                              5,422,594,172

SHORT TERM INVESTMENTS--9.1%

U.S. GOVERNMENT BILLS--6.7%
    United States Treasury Bills, 2.295% - 2.755%
      due 4/7/2005 - 6/16/2005                                                          $   400,000,000   $   398,863,160
    TOTAL U.S. GOVERNMENT BILLS (COST: $398,881,719)                                                          398,863,160

REPURCHASE AGREEMENTS--2.4%
    IBT Repurchase Agreement, 2.50% dated 3/31/2005 due 4/1/2005, repurchase price $141,509,826 collateralized by U.S. Government Agency Securities
      with an aggregate market value plus accrued interest of $148,575,000              $   141,500,000   $   141,500,000
    IBT Repurchase Agreement, 2.02% dated 3/31/2005 due 4/1/2005, repurchase price $2,162,042 collateralized by a U.S. Government Agency Security with
      a market value plus accrued interest of $2,270,017                                      2,161,921         2,161,921
                                                                                                          ---------------
    TOTAL REPURCHASE AGREEMENTS (COST: $143,661,921)                                                          143,661,921

    TOTAL SHORT TERM INVESTMENTS (COST: $542,543,640)                                                         542,525,081

    Total Investments (Cost $4,093,306,062)--99.9%                                                        $ 5,965,119,253
    Other Assets In Excess Of Other Liabilities--0.1%                                                           5,559,498
                                                                                                          ---------------
    TOTAL NET ASSETS--100%                                                                                $ 5,970,678,751
                                                                                                          ===============

(a) Non-income producing security.
(b) See footnote number five in the Notes to the Financial Statements regarding investments in affiliated issuers.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK EQUITY AND INCOME FUND

REPORT FROM CLYDE S. MCGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. MCGREGOR]

[PHOTO OF EDWARD A. STUDZINSKI]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/05) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(10)

                  THE OAKMARK
                  EQUITY AND          LIPPER
                  INCOME FUND        BALANCED
                   (CLASS I)        FUND INDEX
                  -----------       ----------
 11/1/1995        $   10,000        $   10,000
12/31/1995        $   10,240        $   10,473
 3/31/1996        $   10,500        $   10,707
 6/30/1996        $   11,040        $   10,925
 9/30/1996        $   11,110        $   11,213
12/31/1996        $   11,805        $   11,840
 3/31/1997        $   12,153        $   11,895
 6/30/1997        $   13,430        $   13,178
 9/30/1997        $   14,810        $   14,024
12/31/1997        $   14,941        $   14,243
 3/31/1998        $   16,233        $   15,370
 6/30/1998        $   16,320        $   15,599
 9/30/1998        $   15,191        $   14,701
12/31/1998        $   16,792        $   16,392
 3/31/1999        $   16,792        $   16,655
 6/30/1999        $   18,457        $   17,402
 9/30/1999        $   17,518        $   16,682
12/31/1999        $   18,119        $   17,863
 3/31/2000        $   18,924        $   18,396
 6/30/2000        $   18,886        $   18,174
 9/30/2000        $   20,761        $   18,535
12/31/2000        $   21,723        $   18,290
 3/31/2001        $   22,621        $   17,374
 6/30/2001        $   24,445        $   17,984
 9/30/2001        $   23,751        $   16,621
12/31/2001        $   25,635        $   17,698
 3/31/2002        $   26,708        $   17,805
 6/30/2002        $   25,855        $   16,628
 9/30/2002        $   23,640        $   14,986
12/31/2002        $   25,087        $   15,807
 3/31/2003        $   24,515        $   15,516
 6/30/2003        $   27,750        $   17,209
 9/30/2003        $   28,308        $   17,562
12/31/2003        $   30,908        $   18,958
 3/31/2004        $   32,200        $   19,410
 6/30/2004        $   32,803        $   19,384
 9/30/2004        $   32,452        $   19,420
12/31/2004        $   34,110        $   20,661
 3/31/2005        $   33,892        $   20,399

                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                              (AS OF 3/31/05)
                                                                                           SINCE
                                          TOTAL RETURN                                   INCEPTION
                                         LAST 3 MONTHS*       1-YEAR       5-YEAR        (11/1/95)
--------------------------------------------------------------------------------------------------
OAKMARK EQUITY & INCOME
FUND (CLASS I)                               -0.64%             5.26%      12.35%          13.83%
Lipper Balanced Fund Index                   -1.27%             5.10%       2.09%           7.86%
S&P 500(3)                                   -2.15%             6.69%      -3.16%           9.57%
Lehman Govt./Corp. Bond(11)                  -0.67%             0.40%       7.28%           6.57%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

RESULTS

Positive returns were hard to generate in the latest quarter, and your Fund, regrettably, proved no exception in this regard. Oakmark Equity and Income lost 0.6% in the quarter, modestly besting the 1.3% decline that the Fund's standard of comparison, the Lipper Balanced Fund Index, registered. This is the Fund's ninth loss quarter in its 37-quarter history, and every one of them, regardless of the market conditions or the size of the loss, has disappointed your management team. We are not naive enough to expect that the Fund's path will always be upward. Nor do we believe that a calendar quarter is a particularly meaningful measurement period. Nonetheless, we know that beating the comparable indices is at best an entertaining abstraction while earning positive returns can improve our shareholders' lives.

The Fund's record over longer time periods is more satisfactory. March saw the five-year anniversary of the all-time highs in stock market indices, such as the S&P 500 and the NASDAQ composite(12). Owning either index for the past five years would have been a painful experience. While the recent quarter for the Fund was not inspiring, we are pleased to be able to report that your Fund has returned 87% (13% annualized) since the peak of the NASDAQ on March 10, 2000.

In the late 1990s we often wrote about the extreme valuation divergences that were then manifest. Since that time, markets have worked toward convergence, and we now perceive valuations to be relatively homogenized, which--for value investors like us--makes the current market somewhat less hospitable. Nevertheless, we continue to find interesting opportunities across most industries and capitalization ranges. Given the Fund's current conservative asset allocation, we have the wherewithal to take advantage of the opportunities that the market will present to us.

AN ACTIVE QUARTER

Securities markets were generally dull and dreary locales in the quarter with index prices confined to fairly tight ranges. Inside the stock market, however, the component parts were far more interesting. High prices for fuels benefited our six holdings in the energy sector. Media stocks languished despite an improving advertising marketplace, and our two satellite television companies (Echostar and DIRECTV) experienced meaningful declines in price. Rising interest rates and increasing regulatory activity placed downward pressure on the prices of our financial industry holdings.

Our trading activity was unusually high in the quarter and focused on the portfolio's fixed income side. As fixed income investors, we face two risks: credit (default) risk and interest rate risk. Over the past six months we have concluded that bond prices did not fairly compensate investors for either risk, and we have worked to limit the

Fund's exposures. Our first step was to reduce credit risk. We accomplished this with the elimination of seven of the Fund's high yield debt positions. We next addressed interest rate risk by slashing portfolio duration from 4.1 years to
2.4 years. Our only aggressive action was to rebuild the allocation to sovereign (foreign government issued) debt. Many assume that our occasional forays into the sovereign debt markets are based on a forecast for the trading value of the dollar, but we do not make such a forecast. Rather, we use sovereign debt to diversify the portfolio and enhance income at times when the relative valuations across the international debt markets seem attractive.

Turning to the equity market we initiated three positions and divested six. One purchase, Jupiter Telecommunications, is quite unusual for the Fund--a foreign initial public offering. Jupiter is a 10-year-old Japanese cable television operator that was founded as a joint venture between Sumitomo and Liberty Media. We perceive an opportunity for cable penetration of Japanese households to increase from levels well below that found in other developed nations. Unfortunately, it would seem that other investors share this thesis, and heavy demand for the IPO shares limited our ability to establish a position in the Fund. We also initiated holdings in Encana, a Canadian exploration and production company, and Scripps, a diversified media company.

Our six divestitures included three successful holdings (First Data, Fox Entertainment Group, and Stanley Works), two disappointments (CoolBrands and Delphi) and one neutral outcome (RenaissanceRe Holdings). Fox, a relatively recent purchase, received a takeover offer from parent company News Corp. Having only built a modest position in the company, we elected to sell. Neither CoolBrands nor RenaissanceRe materially affected Fund results. Delphi, however, was the biggest detractor from the Fund's return in the quarter.

Spun off from General Motors in 1999, Delphi is the world's largest auto parts company. We based our investing thesis for the company's shares on technology, labor, management, and dividend yield. We also believed that GM, Delphi's largest customer, would experience improving sales as it introduced many new or updated models. Instead, GM's market share declined precipitously. At the same time Delphi also reported problems with its accounting for rebates in 1999 and 2000, resulting in the resignation of its chief financial officer. The CEO expressed his intention to retire. The Board cut the dividend. History teaches us that we should sell whenever our conceptual foundation for an investment idea erodes meaningfully. Having lost management and dividend yield as reasons to own Delphi, we exited the position.

Choicepoint is another holding that has generated considerable feedback from Fund shareholders during the quarter. Choicepoint is a multi-faceted database company, but its primary business is providing data and analysis to insurance companies to help in their underwriting and pricing of policies. A relatively unimportant unit of the company maintained a public records database, which, as the name suggests, gathered, organized, and resold data derived from filings individuals make with government agencies. In February management announced that a crime ring posing as a legitimate business had purchased data from Choicepoint's public records database for the purpose of engaging in identity theft. Management has subsequently curtailed this division's activities. The stock has reacted negatively to this news but, as of this writing, still trades above our purchase price. We will be monitoring this situation carefully.

As the quarter ended we learned of yet another accounting investigation of one of our holdings, financial guaranty insurer MBIA. The company's basic business is to use its AAA-rated balance sheet to support the debt of lower-rated municipalities as well as certain asset-backed issues. Given recent developments in the insurance industry, it is not surprising that regulators would seek more information from MBIA. So, why would we continue to hold our position given an accounting investigation? The key reasons are valuation and management followed by our belief that this is a business that needs to exist. Again, this is a situation that bears careful monitoring.

DISTINGUISHING CHARACTERISTICS

The bulk of this letter has been quite tactical and focused on individual portfolio decisions. We will close with a brief review of the characteristics that we think differentiate Oakmark Equity and Income from other balanced funds.

The first point of differentiation for any of our Funds derives from our firm's value investing philosophy. While our value orientation both informs and circumscribes our activities, we reject other types of limitations, and it is this rejection that gives the Fund its idiosyncratic nature. We will consider stocks of widely varying market capitalizations and bonds of any quality. We own international securities, both debt and equity. While we like dividends, we do not limit the Fund to dividend payers. We are not averse to concentration. And, as is true for all of The Oakmark Funds, we invest a large portion of our own net worth in the Fund.

As always, we welcome your e-mailed questions and comments.


/s/ Clyde S. McGregor                     /s/ Edward A. Studzinski

CLYDE S. MCGREGOR, CFA                    EDWARD A. STUDZINSKI, CFA
Portfolio Manager                         Portfolio Manager
mcgregor@oakmark.com                      estudzinski@oakmark.com

THE OAKMARK EQUITY AND INCOME FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2005 (UNAUDITED)

NAME                                                                                        SHARES HELD      MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--57.3%

COMMON STOCKS--57.3%

APPAREL RETAIL--2.0%
    The TJX Companies, Inc.                                                                   7,240,000   $   178,321,200

BROADCASTING & CABLE TV--4.1%
    EchoStar Communications Corporation, Class A                                              7,800,000   $   228,150,000
    The DIRECTV Group, Inc. (a)                                                               8,026,722       115,745,331
    The E.W. Scripps Company, Class A                                                           300,000        14,625,000
                                                                                                          ---------------
                                                                                                              358,520,331
MOVIES & ENTERTAINMENT--2.6%
    Viacom Inc., Class B                                                                      6,500,000   $   226,395,000

PUBLISHING--0.5%
    Tribune Company                                                                           1,000,000   $    39,870,000

RESTAURANTS--2.0%
    Darden Restaurants, Inc.                                                                  2,850,000   $    87,438,000
    McDonald's Corporation                                                                    2,750,000        85,635,000
                                                                                                          ---------------
                                                                                                              173,073,000
SPECIALTY STORES--0.0%
    Office Depot, Inc. (a)                                                                      185,000   $     4,103,300

DISTILLERS & VINTNERS--2.6%
    Diageo plc (b)                                                                            4,100,000   $   233,290,000

HYPERMARKETS & SUPER CENTERS--1.6%
    Costco Wholesale Corporation                                                              3,200,000   $   141,376,000

PACKAGED FOODS & MEATS--3.8%
    Nestle SA (b)                                                                             3,600,000   $   246,218,400
    Dean Foods Company (a)                                                                    2,500,000        85,750,000
                                                                                                          ---------------
                                                                                                              331,968,400
TOBACCO--1.2%
    UST Inc.                                                                                  2,000,000   $   103,400,000

INTEGRATED OIL & GAS--1.2%
    ConocoPhillips                                                                            1,000,000   $   107,840,000

OIL & GAS EXPLORATION & PRODUCTION--10.1%
    Burlington Resources Inc.                                                                 7,150,000   $   358,000,500
    XTO Energy, Inc.                                                                         10,265,888       337,131,762
    St. Mary Land & Exploration Company (c)                                                   1,450,000        72,572,500
    EnCana Corp. (d)                                                                          1,000,000        70,420,000
    Cabot Oil & Gas Corporation                                                                 950,000        52,392,500
                                                                                                          ---------------
                                                                                                              890,517,262

NAME                                                                                        SHARES HELD      MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--57.3% (CONT.)

OTHER DIVERSIFIED FINANCIAL SERVICES--1.7%
    Citigroup Inc.                                                                            3,400,000   $   152,796,000

PROPERTY & CASUALTY INSURANCE--3.6%
    SAFECO Corporation                                                                        4,000,000   $   194,840,000
    MBIA Inc.                                                                                 1,500,000        78,420,000
    The Progressive Corporation                                                                 500,000        45,880,000
                                                                                                          ---------------
                                                                                                              319,140,000
REAL ESTATE INVESTMENT TRUSTS--1.1%
    Plum Creek Timber Company, Inc.                                                           2,657,044   $    94,856,471

BIOTECHNOLOGY--2.0%
    MedImmune, Inc. (a)                                                                       6,000,000   $   142,860,000
    Techne Corporation (a)                                                                      750,000        30,135,000
                                                                                                          ---------------
                                                                                                              172,995,000
HEALTH CARE EQUIPMENT--2.3%
    Hospira, Inc. (a)                                                                         3,750,000   $   121,012,500
    Varian Inc. (a)                                                                           1,649,400        62,495,766
    CONMED Corporation (a)                                                                      570,100        17,171,412
                                                                                                          ---------------
                                                                                                              200,679,678
HEALTH CARE SERVICES--2.4%
    Caremark Rx, Inc. (a)                                                                     5,250,000   $   208,845,000

PHARMACEUTICALS--0.1%
    Abbott Laboratories                                                                         250,000   $    11,655,000

AEROSPACE & DEFENSE--7.1%
    General Dynamics Corporation                                                              2,060,300   $   220,555,115
    Raytheon Company                                                                          3,599,700       139,308,390
    Rockwell Collins, Inc.                                                                    2,632,000       125,256,880
    Alliant Techsystems, Inc. (a)                                                             1,000,000        71,450,000
    Honeywell International, Inc.                                                             1,889,500        70,308,295
                                                                                                          ---------------
                                                                                                              626,878,680
COMMERCIAL PRINTING--1.8%
    R.R. Donnelley & Sons Company                                                             4,909,500   $   155,238,390

DIVERSIFIED COMMERCIAL SERVICES--0.9%
    ChoicePoint Inc. (a)                                                                      1,500,000   $    60,165,000
    Watson Wyatt & Company Holdings                                                             600,000        16,320,000
                                                                                                          ---------------
                                                                                                               76,485,000
APPLICATION SOFTWARE--1.0%
    Mentor Graphics Corporation (a)(c)                                                        3,640,000   $    49,868,000
    The Reynolds and Reynolds Company, Class A                                                1,482,100        40,105,626
                                                                                                          ---------------
                                                                                                               89,973,626

                                                                                           SHARES HELD/
NAME                                                                                          PAR VALUE      MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--57.3% (CONT.)

COMPUTER STORAGE & PERIPHERALS--0.5%
    Imation Corp.                                                                             1,215,000   $    42,221,250

DATA PROCESSING & OUTSOURCED SERVICES--0.9%
    Ceridian Corporation (a)                                                                  4,800,000   $    81,840,000

INTERNET SOFTWARE & SERVICES--0.0%
    Jupiter Telecommunications Co., Ltd. (a)(d)                                                   1,300   $     1,036,992

PAPER PRODUCTS--0.2%
    Schweitzer-Mauduit International, Inc.                                                      650,400   $    21,820,920
    TOTAL COMMON STOCKS (COST: $3,940,814,162)                                                              5,045,136,500

    TOTAL EQUITY AND EQUIVALENTS (COST: $3,940,814,162)                                                     5,045,136,500

FIXED INCOME--34.9%

CORPORATE BONDS--1.5%

BROADCASTING & CABLE TV--0.4%
    Cablevision Systems New York Group, 144A,
      8.00% due 4/15/2012 (e)                                                           $    20,000,000   $    20,550,000
    Liberty Media Corporation, 8.25% due 2/1/2030,
      Debenture                                                                              12,900,000        13,081,000
                                                                                                          ---------------
                                                                                                               33,631,000
MOVIES & ENTERTAINMENT--0.6%
    Time Warner Inc., 5.625% due 5/1/2005                                               $    50,000,000   $    50,076,500

PUBLISHING--0.1%
    PRIMEDIA Inc., 8.00% due 5/15/2013                                                  $    10,000,000   $    10,200,000

HEALTH CARE DISTRIBUTORS--0.2%
    Omnicare, Inc., 6.125% due 6/1/2013                                                 $    20,000,000   $    19,450,000

PAPER PACKAGING--0.2%
    Sealed Air Corporation, 144A, 5.625% due 7/15/2013 (e)                              $    20,000,000   $    20,228,840

MULTI-UTILITIES & UNREGULATED POWER--0.0%
    Midland Funding Corporation, 11.75% due 7/23/2005                                   $       172,075   $       175,509
    TOTAL CORPORATE BONDS (COST: $132,916,288)                                                                133,761,849

GOVERNMENT AND AGENCY SECURITIES--33.4%

CANADIAN GOVERNMENT BONDS--4.1%
    Canada Government, 3.25% due 12/1/2006                                              CAD 250,000,000   $   207,078,768
    Canada Government, 3.00% due 12/1/2005                                              CAD 125,000,000       103,499,070

NAME                                                                                          PAR VALUE      MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
FIXED INCOME--34.9% (CONT.)

GOVERNMENT AND AGENCY SECURITIES--33.4% (CONT.)

CANADIAN GOVERNMENT BONDS--4.1% (CONT.)
    Canada Government, 3.00% due 6/1/2007                                               CAD  50,000,000   $    41,108,125
    Province of Alberta, 7.25% due 10/28/2005                                           CAD  10,000,000         8,463,527
                                                                                                          ---------------
                                                                                                              360,149,490
DANISH GOVERNMENT BONDS--0.2%
    Kingdom of Denmark, 3.00% due 11/15/2006                                            DKK 100,000,000   $    17,544,864

NORWEGIAN GOVERNMENT BONDS--0.2%
    Norway Government, 6.75% due 1/15/2007                                              NOK 100,000,000   $    16,895,628

SWEDISH GOVERNMENT BONDS--0.1%
    Kingdom of Sweden, 3.50% due 4/20/2006                                              SEK 100,000,000   $    14,333,993

U.S. GOVERNMENT NOTES--25.4%
    United States Treasury Notes, 3.375% due 2/28/2007                                  $   500,000,000   $   496,347,500
    United States Treasury Notes, 3.00% due 12/31/2006                                      500,000,000       493,652,500
    United States Treasury Notes, 3.00% due 11/15/2007                                      500,000,000       489,140,500
    United States Treasury Notes, 3.375% due 11/15/2008                                     500,000,000       488,789,000
    United States Treasury Notes, 3.375% due 1/15/2007,
      Inflation Indexed                                                                     256,358,280       269,126,460
                                                                                                          ---------------
                                                                                                            2,237,055,960
U.S. GOVERNMENT AGENCIES--3.4%
    Federal Home Loan Bank, 5.00% due 12/20/2011                                        $    34,555,000   $    34,403,822
    Federal Home Loan Mortgage Corporation,
      2.75% due 9/8/2009                                                                     32,490,000        32,369,397
    Fannie Mae, 3.125% due 9/21/2007                                                         29,560,000        29,515,453
    Fannie Mae, 3.625% due 12/28/2009                                                        24,435,000        24,124,602
    Federal Home Loan Bank, 2.50% due 4/20/2009                                              20,000,000        19,842,620
    Fannie Mae, 2.60% due 4/28/2009                                                          15,000,000        14,882,025
    Fannie Mae, 4.25% due 2/19/2010                                                          12,888,000        12,664,896
    Fannie Mae, 3.125% due 11/30/2009                                                        12,697,000        12,592,669
    Fannie Mae, 3.50% due 2/8/2010                                                           10,315,000        10,274,524
    Federal Home Loan Mortgage Corporation,
      3.625% due 3/24/2008                                                                   10,000,000         9,993,630
    Federal Home Loan Mortgage Corporation,
      2.00% due 4/27/2007                                                                    10,000,000         9,991,490
    Federal Home Loan Mortgage Corporation,
      3.00% due 8/17/2009                                                                    10,000,000         9,986,110
    Federal Home Loan Mortgage Corporation,
      2.375% due 9/27/2007                                                                   10,000,000         9,924,850
    Federal Home Loan Mortgage Corporation,
      3.00% due 11/17/2006                                                                   10,000,000         9,859,260
    Fannie Mae, 3.00% due 10/6/2009                                                          10,000,000         9,822,530

NAME                                                                                          PAR VALUE      MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
FIXED INCOME--34.9% (CONT.)

GOVERNMENT AND AGENCY SECURITIES--33.4% (CONT.)

U.S. GOVERNMENT AGENCIES--3.4% (CONT.)
    Fannie Mae, 3.375% due 3/3/2008                                                     $     9,300,000   $     9,244,907
    Fannie Mae, 3.50% due 10/14/2010                                                          7,550,000         7,457,558
    Federal Home Loan Bank, 3.00% due 8/17/2007                                               7,500,000         7,452,607
    Federal Home Loan Bank, 3.00% due 12/30/2009                                              5,000,000         5,049,590
    Federal Home Loan Bank, 4.52% due 8/26/2009                                               4,825,000         4,808,455
    Fannie Mae, 5.125% due 5/4/2012                                                           4,013,000         4,005,544
    Federal Home Loan Bank, 2.25% due 2/22/2007                                               4,000,000         3,980,668
    Fannie Mae, 3.75% due 6/23/2009                                                           2,820,000         2,805,748
    Federal Home Loan Bank, 2.40% due 3/9/2009                                                2,000,000         1,977,680
                                                                                                          ---------------
                                                                                                              297,030,635

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $2,945,918,975)                                           2,943,010,570

    TOTAL FIXED INCOME (COST: $3,078,835,263)                                                               3,076,772,419

SHORT TERM INVESTMENTS--7.2%

U.S. GOVERNMENT BILLS--4.0%
    United States Treasury Bills, 2.52% - 2.72%                                         $   350,000,000   $   348,960,363
      due 4/14/2005 - 6/9/2005

    TOTAL U.S. GOVERNMENT BILLS (COST: $348,941,889)                                                          348,960,363

REPURCHASE AGREEMENTS--3.2%
    IBT Repurchase Agreement, 2.50% dated 3/31/2005 due 4/1/2005, repurchase price $280,019,444 collateralized by U.S. Government Agency Securities
      with an aggregate market value plus accrued interest of $294,000,000              $   280,000,000   $   280,000,000
    IBT Repurchase Agreement, 2.02% dated 3/31/2005 due 4/1/2005, repurchase price $562,768 collateralized by a U.S. Government Agency
      Security with a market value plus accrued interest of $590,874                            562,736           562,736
                                                                                                          ---------------
    TOTAL REPURCHASE AGREEMENTS (COST: $280,562,736)                                                          280,562,736

    TOTAL SHORT TERM INVESTMENTS (COST: $629,504,625)                                                         629,523,099

    Total Investments (Cost $7,649,154,050)--99.4%                                                        $ 8,751,432,018
    Other Assets In Excess Of Other Liabilities--0.6%                                                          56,183,222
                                                                                                          ---------------
    TOTAL NET ASSETS--100%                                                                                $ 8,807,615,240
                                                                                                          ===============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.

(c) See footnote number five in the Notes to the Financial Statements regarding investments in affiliated issuers.
(d) Represents a foreign domiciled corporation.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
    Key to abbreviations:
    CAD: Canadian Dollar
    DKK: Danish Krone
    NOK: Norwegian Krone
    SEK: Swedish Krona

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK GLOBAL FUND

REPORT FROM CLYDE S. MCGREGOR AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF CLYDE S. MCGREGOR]

[PHOTO OF MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (3/31/05) AS COMPARED TO THE MSCI WORLD INDEX(13)

             THE OAKMARK
             GLOBAL FUND  MSCI WORLD
              (CLASS I)     INDEX
             -----------  ----------
8/4/1999     $   10,000   $   10,000

9/30/1999    $    9,180   $    9,883
12/31/1999   $    9,981   $   11,550
3/31/2000    $   10,061   $   11,668
6/30/2000    $   10,381   $   11,255
9/30/2000    $   10,922   $   10,689
12/31/2000   $   11,562   $   10,028
3/31/2001    $   11,480   $    8,739
6/30/2001    $   13,289   $    8,959
9/30/2001    $   11,071   $    7,676
12/31/2001   $   13,880   $    8,335
3/31/2002    $   15,387   $    8,364
6/30/2002    $   14,372   $    7,601
9/30/2002    $   11,828   $    6,204
12/31/2002   $   13,587   $    6,678
3/31/2003    $   12,153   $    6,340
6/30/2003    $   16,225   $    7,420
9/30/2003    $   17,774   $    7,779
12/31/2003   $   20,242   $    8,889
3/31/2004    $   21,029   $    9,121
6/30/2004    $   21,323   $    9,201
9/30/2004    $   20,714   $    9,109
12/31/2004   $   23,407   $   10,197
3/31/2005    $   23,546   $   10,084

                                          AVERAGE ANNUAL TOTAL RETURNS
                                                 (AS OF 3/31/05)
                                                                         SINCE
                                 TOTAL RETURN                          INCEPTION
                                LAST 3 MONTHS*   1-YEAR      5-YEAR     (8/4/99)
--------------------------------------------------------------------------------
OAKMARK GLOBAL FUND (CLASS I)        0.60%        11.97%      18.53%       16.33%
MSCI World                          -1.10%        10.56%      -2.86%        0.15%
Lipper Global Fund Index(14)        -0.88%         9.19%      -2.15%        2.40%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

FELLOW SHAREHOLDERS,
The Oakmark Global Fund gained 1% for the three-month period ending March 31, 2005, compared with the 1% declines for the MSCI World Index and the Lipper Global Fund Index.

Over the past five years, The Oakmark Global Fund has returned 19% annualized, compared to a 3% loss for the MSCI World Index and a 2% decline for the Lipper Global Fund Index.

PORTFOLIO CHANGES
The only significant new investment for the Fund during the quarter was Viacom, the U.S. media content giant with leading assets in each of its sectors. Viacom has seen its stock price erode over the past few years despite the company's strong cash flow and improving capital allocation. We believe cable networks (MTV, Nickelodeon, etc.) are the company's most valuable asset, while television (CBS, UPN) and entertainment (Paramount) appear to be on an upswing. It is the difficult operating conditions in the Infinity radio unit that has most concerned the market. While it may be generating the majority of the negative headlines and contributing to the share price decline it's important to note that we think Infinity accounts for less than 20% of Viacom's overall enterprise value. Given the overall quality of Viacom's assets combined with a management team--and ownership base--that is actively trying to boost the share price, we believe that Viacom's long-term investors will be rewarded.

The market's general pessimism toward media stocks has given us the opportunity over the past few quarters to continue to add to existing positions at attractive prices. Media companies now comprise roughly 12% of our portfolio. Along with Viacom, the Fund also owns stakes in Grupo Televisa (dominates Mexican media and Spanish-language programming), Vivendi Universal (ownership in NBC-Universal; Universal Music is #1 worldwide), Liberty Media (Discovery Channel, QVC, and Starz cable networks), Time Warner (HBO, Time, CNN, Turner Broadcasting), and Tribune Corp (Chicago Tribune and LA Times newspapers, WGN Television and the Chicago Cubs--oops, never mind the last one!).

Clearly, we believe that at current share prices media is one sector where we can find great value opportunities worldwide.

BOTTOM-UP INVESTING
We often say The Oakmark Global Fund is built stock-by-stock from the bottom-up. What does this mean? It means we focus on individual investment opportunities and don't make top-down, macroeconomic decisions in investing your money. We don't make "calls" on markets--for example, bearish on Japan and bullish on the U.S. or bearish on technology and bullish on steel. We make investment decisions based on the merits of individual businesses and do so only after thorough, independent due diligence. We want to remain agnostic regarding the size or location of a company and focus solely on constructing a portfolio of the most attractive risk-return opportunities. Geographic or industry weightings in the Fund are strictly a fall-out of stock selection.

When it comes to broad macroeconomic issues, we've often found that consensus views on particular countries or industries--bullish or bearish--lead to share price imperfections. For example, if everybody loves China, one may do well to tread with extra care: what is one actually buying, and at what price? Similarly, if everybody is bearish on European economies, as they are today, then investors may be ignoring some interesting opportunities.

We certainly believe that last statement to be true. Companies like Nestle and Diageo--both big positions in the Fund--are trading at significant discounts to similar companies elsewhere. This is due in part to investors' pessimism about the economic outlook for their home markets, discounting the fact that these are global businesses with profit centers all over the world. In addition the strong Euro and British Pound are also masking the true earnings power of these companies.

We understand that Europe still has some problems; high unemployment, barriers to business efficiency, and aging population are all matters of concern. We see some positive signs of reform, such as recent labor concessions in France and Germany, as well as talk of corporate tax cuts. But most importantly one factor that is often lost in all this bearishness is PRICE. In the cases of Nestle and Diageo, we think these negatives are more than fully reflected in their current share prices.

In constructing The Oakmark Global Fund we search for companies that are priced at a substantial discount to their true business value and are run by managers who think and act like owners. As long as we remain focused on the long-term worth of a business--and maintain a disciplined approach to the price we are willing to pay--we believe we can find attractive opportunities despite a negative operating environment.

LOOKING FORWARD
We will continue to manage the portfolio using the same value discipline described above. We remain excited about the value and quality of the names in the Fund. Thank you for your continued confidence and support.


/s/ Clyde S. McGregor                     /s/ Michael J. Welsh

CLYDE S. McGREGOR, CFA                    MICHAEL J. WELSH, CFA, CPA
Portfolio Manager                         Portfolio Manager
mcgregor@oakmark.com                      mwelsh@oakmark.com

THE OAKMARK GLOBAL FUND

[CHART]

                                          % OF FUND
                                EQUITY MARKET VALUE
   ------------------------------------------------
-  EUROPE                                      48.3%
   Switzerland                                 13.0%
   Great Britain                               12.4%
   * Netherlands                                6.8%
   * France                                     6.4%
   * Ireland                                    4.0%
   * Germany                                    3.1%
   * Italy                                      2.6%

-  UNITED STATES                               35.6%

-  PACIFIC RIM                                 13.3%
   Japan                                        7.3%
   Australia                                    3.3%
   Korea                                        2.7%

-  LATIN AMERICA                                2.2%
   Mexico                                       2.2%

-  OTHER                                        0.6%
   Israel                                       0.6%

* Euro currency countries comprise 22.9% of the Fund.

THE OAKMARK GLOBAL FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2005 (UNAUDITED)

NAME                                                 DESCRIPTION                                    SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.3%

APPAREL RETAIL--2.2%
    The TJX Companies, Inc.
      (United States)                                Discount Apparel & Home
                                                       Fashion Retailer                               1,501,000   $    36,969,630

APPAREL, ACCESSORIES & LUXURY GOODS--1.4%
    Bulgari S.p.A. (Italy)                           Jewelry Manufacturer & Retailer                  1,947,600   $    23,143,532

BROADCASTING & CABLE TV--2.8%
    Liberty Media Corporation,
      Class A (United States) (a)                    Broadcast Services & Programming                 2,356,000   $    24,431,720
    Grupo Televisa S.A.
      (Mexico) (b)                                   Television Production &
                                                       Broadcasting                                     378,000        22,226,400
                                                                                                                  ---------------
                                                                                                                       46,658,120
HOUSEHOLD APPLIANCES--2.8%
    Snap-on Incorporated
      (United States)                                Tool & Equipment Manufacturer                    1,431,000   $    45,491,490

MOTORCYCLE MANUFACTURERS--0.2%
    Ducati Motor Holding
      S.p.A. (Italy) (a)                             Motorcycle Manufacturer                          1,790,000   $     2,489,476

MOVIES & ENTERTAINMENT--6.4%
    Viacom Inc., Class B
      (United States)                                Worldwide Entertainment &
                                                       Publishing Company                             1,380,000   $    48,065,400
    Vivendi Universal SA
      (France) (a)                                   Music, Games, Television, Film, &
                                                       Telecommunications                             1,430,500        43,813,389
    Time Warner Inc.
      (United States) (a)                            Filmed Entertainment &
                                                       Television Networks                              833,000        14,619,150
                                                                                                                  ---------------
                                                                                                                      106,497,939
PUBLISHING--2.4%
    Tribune Company
      (United States)                                Publishing & Broadcast Services                  1,003,000   $    39,989,610

DISTILLERS & VINTNERS--4.7%
    Diageo plc (Great Britain)                       Beverages, Wines, & Spirits
                                                       Manufacturer                                   5,517,500   $    77,779,033

NAME                                                 DESCRIPTION                                    SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.3% (CONT.)

HOUSEHOLD PRODUCTS--3.0%
    Henkel KGaA (Germany)                            Consumer Chemical Products
                                                       Manufacturer                                     593,000   $    50,267,549

PACKAGED FOODS & MEATS--6.6%
    Nestle SA (Switzerland)                          Food & Beverage Manufacturer                       238,500   $    65,247,555
    Cadbury Schweppes plc
      (Great Britain)                                Beverage & Confectionary
                                                       Manufacturer                                   4,383,000        43,937,792
                                                                                                                  ---------------
                                                                                                                      109,185,347
SOFT DRINKS--0.8%
    Lotte Chilsung Beverage
      Co., Ltd. (Korea) (c)                          Soft Drinks, Juices & Sports
                                                       Drinks Manufacturer                               13,430   $    13,278,211

OIL & GAS EXPLORATION & PRODUCTION--3.8%
    Burlington Resources Inc.
      (United States)                                Oil & Natural Gas Exploration &
                                                       Production                                     1,260,000   $    63,088,200

ASSET MANAGEMENT & CUSTODY BANKS--2.7%
    Julius Baer Holding Ltd.
      (Switzerland)                                  Asset Management                                   129,300   $    44,831,278

DIVERSIFIED BANKS--7.1%
    Bank of Ireland (Ireland)                        Commercial Bank                                  4,029,000   $    63,658,476
    Australia and New Zealand
      Banking Group Limited
      (Australia)                                    Commercial Bank                                  2,260,000        35,994,767
    Banco Popolare di
      Verona e Novara Scrl
      (Italy)                                        Commercial Bank                                    863,600        16,132,146
                                                                                                                  ---------------
                                                                                                                      115,785,389
DIVERSIFIED CAPITAL MARKETS--0.5%
    Credit Suisse Group
      (Switzerland)                                  Investment Services & Insurance                    190,700   $     8,186,294

INVESTMENT BANKING & BROKERAGE--0.8%
    Daiwa Securities Group Inc.
      (Japan)                                        Stock Broker                                     2,062,000   $    13,581,863

SPECIALIZED FINANCE--3.9%
    Euronext NV
      (Netherlands) (c)                              Stock Exchange                                   1,814,000   $    64,540,882

NAME                                                 DESCRIPTION                                    SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.3% (CONT.)

THRIFTS & MORTGAGE FINANCE--1.0%
    Washington Mutual, Inc.
      (United States)                                Thrift                                             415,000   $    16,392,500

HEALTH CARE DISTRIBUTORS--2.1%
    Cardinal Health, Inc.
      (United States)                                Wholesale Drug Distributor                         607,500   $    33,898,500

HEALTH CARE SERVICES--2.6%
    Laboratory Corporation
      of America Holdings
      (United States) (a)                            Medical Laboratory &
                                                       Testing Services                                 892,000   $    42,994,400

HEALTH CARE SUPPLIES--1.0%
    Ansell Limited (Australia)                       Protective Rubber &
                                                       Plastics Products                              2,265,966   $    17,222,284

PHARMACEUTICALS--11.2%
    Takeda Pharmaceutical
      Company Limited
      (Japan)                                        Pharmaceuticals & Food
                                                       Supplements                                    1,281,000   $    61,071,139
    GlaxoSmithKline plc
      (Great Britain)                                Pharmaceuticals                                  2,614,200        59,921,266
    Novartis AG (Switzerland)                        Pharmaceuticals                                    670,000        31,253,971
    Santen Pharmaceutical
      Co., Ltd. (Japan)                              Pharmaceuticals                                    781,000        16,758,875
    Sanofi-Aventis (France)                          Pharmaceuticals                                    187,185        15,782,420
                                                                                                                  ---------------
                                                                                                                      184,787,671
AEROSPACE & DEFENSE--0.8%
    Alliant Techsystems, Inc.
      (United States) (a)                            Propulsion Systems & Munitions                     179,087   $    12,795,766

AIRPORT SERVICES--0.8%
    Grupo Aeroportuario del
      Sureste S.A. de C.V
      (Mexico) (b)(c)                                Airport Operator                                   463,000   $    12,987,150

DIVERSIFIED COMMERCIAL SERVICES--4.1%
    Equifax Inc. (United States)                     Credit Reporting & Collection                    1,367,000   $    41,953,230
    Meitec Corporation
      (Japan) (c)                                    Software Engineering Services                      760,000        26,518,636
                                                                                                                  ---------------
                                                                                                                       68,471,866

NAME                                                 DESCRIPTION                                    SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--97.3% (CONT.)

EMPLOYMENT SERVICES--1.1%
    Michael Page
      International plc
      (Great Britain) (c)                            Recruitment Consultancy Services                 4,815,400   $    17,652,876

ENVIRONMENTAL SERVICES--2.1%
    Waste Management, Inc.
      (United States)                                Waste Management Services                        1,175,000   $    33,898,750

OFFICE SERVICES & SUPPLIES--0.4%
    United Stationers Inc.
      (United States) (a)                            Business Products Distributor                      150,000   $     6,787,500

DATA PROCESSING & OUTSOURCED SERVICES--6.8%
    eFunds Corporation
      (United States) (a)                            Electronic Debit Payment Services                2,237,100   $    49,932,072
    First Data Corporation
      (United States)                                Data Processing & Management                     1,004,750        39,496,723
    Ceridian Corporation
      (United States) (a)                            Data Management Services                         1,348,000        22,983,400
                                                                                                                  ---------------
                                                                                                                      112,412,195
ELECTRONIC EQUIPMENT MANUFACTURERS--0.5%
    Orbotech, Ltd. (Israel) (a)(c)                   Optical Inspection Systems                         412,700   $     9,038,130

OFFICE ELECTRONICS--2.6%
    Neopost SA (France)                              Mailroom Equipment Supplier                        494,750   $    42,836,850

DIVERSIFIED CHEMICALS--2.7%
    Akzo Nobel N.V
      (Netherlands)                                  Chemical Producer                                  992,300   $    45,298,895

SPECIALTY CHEMICALS--3.6%
    Lonza Group AG,
      Registered Shares
      (Switzerland) (c)                              Industrial Organic Chemicals                       710,400   $    43,472,062
    Givaudan (Switzerland)                           Fragrance & Flavor Compound
                                                       Manufacturer                                      25,300        16,243,438
                                                                                                                  ---------------
                                                                                                                       59,715,500
WIRELESS TELECOMMUNICATION SERVICES--1.8%
    SK Telecom Co., Ltd.
      (Korea)                                        Mobile Telecommunications                          181,000   $    30,418,673

    TOTAL COMMON STOCKS (COST: $1,238,542,076)                                                                      1,609,373,349

NAME                                                 DESCRIPTION                                      PAR VALUE      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--2.5%

REPURCHASE AGREEMENTS--2.5%
    IBT Repurchase Agreement, 2.50% dated 3/31/2005 due 4/1/2005, repurchase price $39,002,708 collateralized by U.S. Government Agency Securities with
      an aggregate market value plus accrued interest of $40,950,000                            $    39,000,000   $    39,000,000
    IBT Repurchase Agreement, 2.02% dated 3/31/2005 due 4/1/2005, repurchase price $1,662,028 collateralized by a U.S. Government Agency Security with
      a market value plus accrued interest of $1,745,032                                              1,661,935         1,661,935
                                                                                                                  ---------------

    TOTAL REPURCHASE AGREEMENTS (COST: $40,661,935)                                                                    40,661,935

    TOTAL SHORT TERM INVESTMENTS (COST: $40,661,935)                                                                   40,661,935

    Total Investments (Cost $1,279,204,011)--99.8%                                                                $ 1,650,035,284
    Other Assets In Excess Of Other Liabilities--0.2%                                                                   3,267,760
                                                                                                                  ---------------

    TOTAL NET ASSETS--100%                                                                                        $ 1,653,303,044
                                                                                                                  ===============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) See footnote number five in the Notes to the Financial Statements regarding investments in affiliated issuers.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL AND OAKMARK INTERNATIONAL SMALL CAP FUNDS

[PHOTO OF DAVID G. HERRO]

FELLOW SHAREHOLDERS,

Your Funds have achieved a satisfactory performance for the quarter ending March 31st with The Oakmark International Fund achieving a return of 2% and The Oakmark International Small Cap Fund returning 5%. This compares favorably with the MSCI World ex U.S. Index(15). More importantly, since the Funds' inception, they have strongly outperformed the MSCI World ex U.S. Index.

With little imbalance in the global macroeconomic system and subsiding political fears, foreign equity markets, in local market terms, started the year positively. Additionally, a strong global economy and good profitability also helped create an attractive equity environment. We continue to believe that the international equity markets represent good value, as signified by acceptable--and rising--profitability levels and attractive valuations.

LOOK OUT BELOW!

One potential problem may be a deflation of the commodity bubble. Whether it is metals or energy, prices have risen to record levels. Due to the forces of supply and demand, producers are willing to take advantage of this by looking to increase output. Meanwhile, panicked Chinese industrial companies from steel to shipping are also aggressively adding "supply" by ramping up capacity. Though I am optimistic about the Chinese economy, in the short to medium term some companies in these industries likely will be clobbered by falling prices just as their new capacity comes on stream. Though this would be damaging for steel and other commodity producers, in all likelihood, it would be good for the consumers of these products.

CORPORATE GOVERNANCE, CONT'D

Lately a couple of our holdings have attracted attention in the media because of corporate governance issues. First, Deutsche Boerse (DB), the German based owner of the German stock exchange, and Euronext, its counterpart in other major European exchanges, have expressed interest in acquiring The London Stock Exchange (LSE). Both deals would represent major transactions for either purchaser. This quarter, DB made a bid for the LSE. However, DB management announced that they would not seek shareholder approval for the purchase, as no formal rule required them to do so. This upset a number of major shareholders, including ourselves, forcing DB to table its bid. I believe, in most cases, that the owners of corporations should have to approve major business-changing deals, and we will continue to watch closely the LSE situation. In the case of Euronext, the other potential bidder, they must, by law, receive approval from their owners.

Another company, Nestle, has attracted global attention, as their Board of Directors desires to combine the CEO role with that of Chairman. Though we are extremely pleased with the improving operational management at Nestle, this governance move flies against commonly accepted international corporate governance principles that call for a separation of these two positions. Geneva-based Ethos Foundation and ISS have come out forcefully against this move and I have publicly supported that position. I feel strongly that in order to protect owners' interests, strong, independent corporate boards need to be led by strong, independent chairmen. Though we do not feel it is our role to meddle in the details of how companies are managed, it is our role to help ensure that the board members (who are elected by shareholders) act in the best interests of the shareholders. We are pleased that Nestle's management has recognized the importance of "separation" and has agreed to make this departure from principle temporary.

A very important part of our investment philosophy is to invest with management teams that "think, and (more importantly) act, like owners". We will continue to monitor the corporate governance practices of our holdings as well as those of potential investments.


/s/ David G. Herro

DAVID G. HERRO, CFA
PORTFOLIO MANAGER
dherro@oakmark.com

THE OAKMARK INTERNATIONAL FUND

REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO]

[PHOTO OF MICHAEL J. WELSH]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (3/31/05) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(15)

                  THE OAKMARK
              INTERNATIONAL FUND    MSCI WORLD EX
                  (CLASS I)          U.S. INDEX
              ------------------    -------------
 9/30/1992        $     10,000      $     10,000
12/31/1992        $     10,043      $      9,628
 3/31/1993        $     11,890      $     10,766
 6/30/1993        $     12,300      $     11,834
 9/30/1993        $     13,387      $     12,562
12/31/1993        $     15,424      $     12,729
 3/31/1994        $     15,257      $     13,133
 6/30/1994        $     14,350      $     13,748
 9/30/1994        $     15,278      $     13,830
12/31/1994        $     14,026      $     13,664
 3/31/1995        $     13,563      $     13,924
 6/30/1995        $     14,749      $     14,060
 9/30/1995        $     15,507      $     14,631
12/31/1995        $     15,193      $     15,222
 3/31/1996        $     17,021      $     15,681
 6/30/1996        $     18,383      $     15,937
 9/30/1996        $     18,347      $     15,950
12/31/1996        $     19,450      $     16,268
 3/31/1997        $     20,963      $     16,016
 6/30/1997        $     22,700      $     18,094
 9/30/1997        $     23,283      $     18,027
12/31/1997        $     20,097      $     16,637
 3/31/1998        $     22,994      $     19,083
 6/30/1998        $     20,253      $     19,233
 9/30/1998        $     16,322      $     16,404
12/31/1998        $     18,688      $     19,759
 3/31/1999        $     21,258      $     20,070
 6/30/1999        $     25,728      $     20,650
 9/30/1999        $     23,896      $     21,535
12/31/1999        $     26,065      $     25,277
 3/31/2000        $     26,012      $     25,416
 6/30/2000        $     27,856      $     24,530
 9/30/2000        $     27,306      $     22,663
12/31/2000        $     29,324      $     21,897
 3/31/2001        $     26,763      $     18,825
 6/30/2001        $     29,437      $     18,629
 9/30/2001        $     23,728      $     16,062
12/31/2001        $     27,819      $     17,212
 3/31/2002        $     31,006      $     17,310
 6/30/2002        $     30,315      $     16,923
 9/30/2002        $     23,365      $     13,603
12/31/2002        $     25,465      $     14,492
 3/31/2003        $     22,481      $     13,402
 6/30/2003        $     28,198      $     15,978
 9/30/2003        $     30,368      $     17,269
12/31/2003        $     35,152      $     20,206
 3/31/2004        $     36,419      $     21,063
 6/30/2004        $     37,083      $     21,084
 9/30/2004        $     37,024      $     21,124
12/31/2004        $     41,862      $     24,324
 3/31/2005        $     42,753      $     24,341

                                      AVERAGE ANNUAL TOTAL RETURNS
                                            (AS OF 3/31/05)
                                                                         SINCE
                        TOTAL RETURN                                   INCEPTION
                       LAST 3 MONTHS* 1-YEAR     5-YEAR     10-YEAR    (9/30/92)
--------------------------------------------------------------------------------
OAKMARK INTERNATIONAL
FUND (CLASS I)              2.13%      17.39%      10.44%     12.16%      12.32%
MSCI World ex U.S.          0.07%      15.56%      -0.86%      5.74%       7.37%
MSCI EAFE(16)              -0.17%      15.06%      -1.15%      5.40%       7.14%
Lipper International
Fund Index(17)             -0.05%      12.90%      -1.02%      7.46%       8.37%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark International Fund gained 2% for the quarter, compared to the MSCI World ex U.S. Index, which was basically unchanged. Over the past five years, your Fund has gained 10% annualized relative to the 1% annualized decline of the MSCI World ex U.S. Index.

PORTFOLIO COMPOSITION

During the quarter we sold our position in John Fairfax Holdings in Australia as it hit its sell price, and we added three significant new positions, all in Japan. Historically, it has been very difficult for us to find many companies in Japan that meet our investment criteria. But that has not deterred us from continuing to aggressively search. Remember that for a business to be interesting to us it needs to be both undervalued and managed in a shareholder-oriented way. We believe we have found both criteria in these three new positions.

Honda Motor Corporation is familiar to most of you, with quality-for-money models like the Accord, Civic, and the Odyssey. We believe it to be one of the best managed companies in the automotive industry, producing more than three million cars and ten million motorcycles annually with excellent (and consistent) profitability. As well as being strong operationally, Honda's management team has also distinguished itself as sound capital allocators, expanding capacity with discipline and regularly returning excess cash to shareholders. Dividends and share repurchases have steadily increased in recent years, and management has committed to a significant annual payout ratio.

Rohm Corp is a company we've monitored for a number of years, and we have admired its market position and economic performance. It is a global leader in integrated chips and electronic components with a terrific record of profitability and return on capital. With the share price down we finally have an opportunity to buy Rohm at a significant discount to our estimate of intrinsic value.

Another new position for the Fund is consumer products company Uni-Charm, the Japanese leader in baby diapers and hygiene products. Management has consistently improved profit margins and returns in the business, while maintaining strong market shares for its products. Management has behaved in a very shareholder-oriented way, buying back over 10% of shares outstanding and maintaining a high dividend payout ratio.

LOOKING FORWARD

Honda, Rohm, and Uni-Charm are representative of the opportunities we are currently finding. We remain optimistic about potential price appreciation, given the quality of the holdings and the attractive valuation of the portfolio. Thank you for your continued confidence.


/s/ David G. Herro              /s/ Michael J. Welsh

DAVID G. HERRO, CFA             MICHAEL J. WELSH, CFA, CPA
Portfolio Manager               Portfolio Manager
dherro@oakmark.com              mwelsh@oakmark.com

THE OAKMARK INTERNATIONAL FUND

INTERNATIONAL DIVERSIFICATION--MARCH 31, 2005 (UNAUDITED)

[CHART]

                                    % OF FUND
                          EQUITY MARKET VALUE
   ------------------------------------------
-  EUROPE                                77.7%
   Great Britain                         25.5%
   Switzerland                           15.6%
   * France                              10.8%
   * Germany                              9.0%
   * Netherlands                          8.2%
   * Italy                                3.8%
   * Ireland                              3.3%
   * Finland                              1.5%

-  PACIFIC RIM                           20.3%
   Japan                                  9.8%
   Korea                                  6.0%
   Australia                              2.3%
   Singapore                              1.4%
   Hong Kong                              0.8%

-  LATIN AMERICA                          1.4%
   Mexico                                 1.4%

-  OTHER                                  0.5%
   Israel                                 0.5%

-  NORTH AMERICA                          0.1%
   Canada                                 0.1%

* Euro currency countries comprise 36.6% of the Fund.

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2005 (UNAUDITED)

NAME                                                 DESCRIPTION                                    SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.9%

ADVERTISING--3.8%
    Publicis Groupe (France)                         Advertising & Media Services                     3,746,200   $   114,981,487
    Aegis Group plc
      (Great Britain)                                Media Services                                  43,844,900        84,508,546
                                                                                                                  ---------------
                                                                                                                      199,490,033
APPAREL RETAIL--0.8%
    Giordano International
      Limited (Hong Kong)                            Pacific Rim Clothing Retailer &
                                                       Manufacturer                                  61,424,300   $    41,739,968

APPAREL, ACCESSORIES & LUXURY GOODS--1.7%
    Swatch Group AG, Bearer
      Shares (Switzerland)                           Watch Manufacturer                                 660,100   $    90,720,983
    Swatch Group AG,
      Registered Shares
      (Switzerland)                                  Watch Manufacturer                                  24,700           687,602
                                                                                                                  ---------------
                                                                                                                       91,408,585
AUTOMOBILE MANUFACTURERS--5.0%
    Bayerische Motoren
      Werke (BMW) AG
      (Germany)                                      Luxury Automobile Manufacturer                   3,985,500   $   181,061,494
    Honda Motor Co., Ltd.
      (Japan)                                        Automobile & Motorcycle
                                                       Manufacturer                                   1,705,400        85,441,041
                                                                                                                  ---------------
                                                                                                                      266,502,535
BROADCASTING & CABLE TV--2.0%
    Grupo Televisa S.A.
      (Mexico) (b)                                   Television Production &
                                                       Broadcasting                                   1,171,200   $    68,866,559
    British Sky Broadcasting
      Group plc (Great Britain)                      Television Production &
                                                       Broadcasting                                   3,497,700        38,367,734
                                                                                                                  ---------------
                                                                                                                      107,234,293
MOVIES & ENTERTAINMENT--1.6%
    Vivendi Universal SA
      (France) (a)                                   Music, Games, Television, Film, &
                                                       Telecommunications                             2,789,300   $    85,430,749

SPECIALTY STORES--2.1%
    Signet Group plc
      (Great Britain)                                Jewelry Retailer                                54,248,500   $   110,198,979

NAME                                                 DESCRIPTION                                    SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.9% (CONT.)

TEXTILES--0.6%
    Chargeurs SA (France) (c)                        Wool, Textile Production & Trading                 790,182   $    33,900,835

TIRES & RUBBER--0.2%
    Compagnie Generale des
      Etablissements Michelin
      (France)                                       Tire Manufacturer                                  186,876   $    12,280,520

BREWERS--1.8%
    Heineken Holding NV,
      Class A (Netherlands)                          Brewer                                           2,525,000   $    77,990,318
    Heineken NV
      (Netherlands)                                  Brewer                                             497,500        17,236,430
                                                                                                                  ---------------
                                                                                                                       95,226,748
DISTILLERS & VINTNERS--4.0%
    Diageo plc (Great Britain)                       Beverages, Wines, & Spirits
                                                       Manufacturer                                  12,023,000   $   169,485,694
    Pernod-Ricard SA (France)                        Manufactures Wines, Spirits, &
                                                       Fruit Juices                                     299,000        41,739,011
                                                                                                                  ---------------
                                                                                                                      211,224,705
HOUSEHOLD PRODUCTS--2.5%
    Henkel KGaA (Germany)                            Consumer Chemical Products
                                                       Manufacturer                                   1,228,200   $   104,112,316
    Uni-Charm Corporation
      (Japan)                                        Toiletry Product Manufacturer                      581,000        26,072,771
                                                                                                                  ---------------
                                                                                                                      130,185,087
PACKAGED FOODS & MEATS--5.7%
    Nestle SA (Switzerland)                          Food & Beverage Manufacturer                       575,100   $   157,332,783
    Cadbury Schweppes plc
      (Great Britain)                                Beverage & Confectionary
                                                       Manufacturer                                  14,165,200       142,000,368
                                                                                                                  ---------------
                                                                                                                      299,333,151
PERSONAL PRODUCTS--1.5%
    L'Oreal SA (France)                              Health & Beauty Aid Manufacturer                 1,008,800   $    80,741,590

SOFT DRINKS--1.6%
    Lotte Chilsung Beverage
      Co., Ltd. (Korea) (c)                          Soft Drinks, Juices & Sports
                                                       Drinks Manufacturer                               83,400   $    82,457,396

INTEGRATED OIL & GAS--1.8%
    BP p.l.c. (Great Britain)                        Oil & Natural Gas Exploration &
                                                       Production                                     6,294,100   $    65,236,649

NAME                                                 DESCRIPTION                                    SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.9% (CONT.)

INTEGRATED OIL & GAS--1.8% (CONT.)
    Total SA (France)                                Oil & Natural Gas Exploration &
                                                       Production                                       126,000   $    29,478,339
                                                                                                                  ---------------
                                                                                                                       94,714,988
OIL & GAS EXPLORATION & PRODUCTION--0.1%
    EnCana Corp. (Canada)                            Oil & Natural Gas Exploration &
                                                       Production                                        54,400   $     3,843,202

DIVERSIFIED BANKS--15.7%
    Bank of Ireland (Ireland)                        Commercial Bank                                 10,462,900   $   165,314,537
    Australia and New Zealand
      Banking Group Limited
      (Australia)                                    Commercial Bank                                  7,348,800       117,043,515
    Lloyds TSB Group plc
      (Great Britain)                                Commercial Bank                                 12,347,600       111,530,030
    Kookmin Bank (Korea)                             Commercial Banking                               1,955,068        87,137,429
    BNP Paribas SA (France)                          Commercial Banking                               1,156,000        81,884,795
    UniCredito Italiano S.p.A
      (Italy)                                        Banking Services                                12,956,700        75,975,272
    United Overseas Bank
      Limited, Foreign Shares
      (Singapore)                                    Commercial Banking                               8,395,368        73,215,419
    Sanpaolo IMI S.p.A. (Italy)                      Banking Services                                 3,933,600        61,585,212
    Banco Popolare di Verona e
      Novara Scrl (Italy)                            Commercial Bank                                  2,938,400        54,889,646
                                                                                                                  ---------------
                                                                                                                      828,575,855
DIVERSIFIED CAPITAL MARKETS--2.0%
    Credit Suisse Group
      (Switzerland)                                  Investment Services & Insurance                  2,408,600   $   103,395,427

INVESTMENT BANKING & BROKERAGE--0.9%
    Daiwa Securities
      Group Inc. (Japan)                             Stock Broker                                     7,549,000   $    49,723,320

REINSURANCE--0.3%
    Hannover
      Rueckversicherung AG
      (Germany)                                      Reinsurance                                        390,800   $    15,454,396

SPECIALIZED FINANCE--6.3%
    Euronext NV
      (Netherlands) (c)                              Stock Exchange                                   5,012,500   $   178,341,329
    Deutsche Boerse AG
      (Germany)                                      Electronic Trading Systems                       2,030,500       152,646,289
                                                                                                                  ---------------
                                                                                                                      330,987,618

NAME                                                 DESCRIPTION                                    SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.9% (CONT.)

HEALTH CARE EQUIPMENT--1.3%
    Olympus Corporation
      (Japan)                                        Optical Equipment Manufacturer                   2,824,000   $    65,867,425

PHARMACEUTICALS--9.8%
    GlaxoSmithKline plc
      (Great Britain)                                Pharmaceuticals                                  8,029,300   $   184,043,235
    Takeda Pharmaceutical
      Company Limited
      (Japan)                                        Pharmaceuticals & Food
                                                       Supplements                                    2,816,200       134,261,156
    Novartis AG (Switzerland)                        Pharmaceuticals                                  2,758,000       128,654,406
    Sanofi-Aventis (France)                          Pharmaceuticals                                    788,508        66,482,703
                                                                                                                  ---------------
                                                                                                                      513,441,500
DIVERSIFIED COMMERCIAL SERVICES--1.9%
    Meitec Corporation
      (Japan) (c)                                    Software Engineering Services                    2,483,800   $    86,667,090
    Rentokil Initial plc
      (Great Britain)                                Global Business Services                         3,400,000        10,408,192
                                                                                                                  ---------------
                                                                                                                       97,075,282
EMPLOYMENT SERVICES--1.8%
    Michael Page
      International plc
      (Great Britain) (c)                            Recruitment Consultancy Services                25,698,900   $    94,210,137

INDUSTRIAL CONGLOMERATES--0.0%
    Haw Par Corporation
      Limited (Singapore)                            Healthcare & Leisure Products                       58,338   $       185,486

INDUSTRIAL MACHINERY--2.8%
    Metso Corporation
      (Finland)                                      Paper & Pulp Machinery                           4,147,200   $    74,287,935
    Enodis plc
      (Great Britain) (a)(c)                         Food Processing Equipment                       33,585,320        71,080,240
                                                                                                                  ---------------
                                                                                                                      145,368,175
MARINE PORTS & SERVICES--2.1%
    Associated British Ports
      Holdings plc
      (Great Britain)                                Port Operator                                   12,131,399   $   110,150,292

ELECTRONIC EQUIPMENT MANUFACTURERS--0.5%
    Orbotech, Ltd. (Israel) (a)(c)                   Optical Inspection Systems                       1,237,700   $    27,105,630

                                                                                                   SHARES HELD/
NAME                                                 DESCRIPTION                                      PAR VALUE      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--95.9% (CONT.)

SEMICONDUCTORS--0.9%
    Rohm Company Limited
      (Japan)                                        Integrated Circuits &
                                                       Semi-Conductor Devices
                                                       Manufacturer                                     464,200   $    44,824,089

DIVERSIFIED CHEMICALS--2.7%
    Akzo Nobel N.V.
      (Netherlands)                                  Chemical Producer                                3,107,200   $   141,844,932

FERTILIZERS & AGRICULTURAL CHEMICALS--1.6%
    Syngenta AG
      (Switzerland) (a)                              Crop Protection Products                           805,100   $    84,063,693

SPECIALTY CHEMICALS--4.2%
    Lonza Group AG,
      Registered Shares
      (Switzerland) (c)                              Industrial Organic Chemicals                     2,057,300   $   125,893,964
    Givaudan (Switzerland)                           Fragrance & Flavor Compound
                                                       Manufacturer                                     151,100        97,011,202
                                                                                                                  ---------------
                                                                                                                      222,905,166
WIRELESS TELECOMMUNICATION SERVICES--4.3%
    SK Telecom Co., Ltd.
      (Korea)                                        Mobile Telecommunications                          787,400   $   132,329,631
    Vodafone Group Plc
      (Great Britain)                                Mobile Telecommunications                       30,110,800        79,942,917
    Vodafone Group Plc
      (Great Britain) (b)                            Mobile Telecommunications                          606,000        16,095,360
                                                                                                                  ---------------
                                                                                                                      228,367,908

    TOTAL COMMON STOCKS (COST: $3,729,447,362)                                                                      5,049,459,695

SHORT TERM INVESTMENTS--4.1%

U.S. GOVERNMENT BILLS--0.9%
    United States Treasury Bills, 2.52% - 2.655%
      due 4/14/2005 - 4/21/2005                                                                 $    45,000,000   $    44,944,925

    TOTAL U.S. GOVERNMENT BILLS (COST: $44,944,925)                                                                    44,944,925

NAME                                                 DESCRIPTION                                      PAR VALUE      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--4.1% (CONT.)

REPURCHASE AGREEMENTS--3.2%
    IBT Repurchase Agreement, 2.50% dated 3/31/2005 due 4/1/2005, repurchase price $171,011,875 collateralized by U.S. Government Agency Securities
      with an aggregate market value plus accrued interest of $179,550,000                      $   171,000,000   $   171,000,000
    IBT Repurchase Agreement, 2.02% dated 3/31/2005 due 4/1/2005, repurchase price $364,814 collateralized by a U.S. Government Agency Security with a
      market value plus accrued interest of $383,033                                                    364,793           364,793
                                                                                                                  ---------------

    TOTAL REPURCHASE AGREEMENTS (COST: $171,364,793)                                                                  171,364,793

    TOTAL SHORT TERM INVESTMENTS (COST: $216,309,718)                                                                 216,309,718

    Total Investments (Cost $3,945,757,080)--100.0%                                                               $ 5,265,769,413
    Foreign Currencies (Cost $203,741)--0.0%                                                                      $       204,352
    Other Liabilities In Excess Of Other Assets--0.0%                                                                    (505,264)
                                                                                                                  ---------------
    TOTAL NET ASSETS--100%                                                                                        $ 5,265,468,501
                                                                                                                  ===============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) See footnote number five in the Notes to the Financial Statements regarding investments in affiliated issuers.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL
SMALL CAP FUND

REPORT FROM DAVID G. HERRO AND CHAD M. CLARK, PORTFOLIO MANAGERS

[PHOTO OF DAVID G. HERRO]

[PHOTO OF CHAD M. CLARK]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/05) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(15)

                      THE OAKMARK
                     INTERNATIONAL
                       SMALL CAP      MSCI WORLD EX
                     FUND (CLASS I)     U.S. INDEX
                     --------------   -------------
 11/1/1995             $   10,000      $   10,000
12/31/1995             $    9,630      $   10,684
 3/31/1996             $   10,970      $   11,006
 6/30/1996             $   11,570      $   11,186
 9/30/1996             $   11,590      $   11,195
12/31/1996             $   12,038      $   11,418
   3/31/97             $   12,080      $   11,241
 6/30/1997             $   13,181      $   12,699
 9/30/1997             $   12,672      $   12,652
12/31/1997             $    9,642      $   11,677
 3/31/1998             $   11,429      $   13,394
 6/30/1998             $    9,892      $   13,499
 9/30/1998             $    8,211      $   11,513
12/31/1998             $   10,529      $   13,868
 3/31/1999             $   13,118      $   14,086
 6/30/1999             $   15,317      $   14,493
 9/30/1999             $   15,439      $   15,114
12/31/1999             $   16,190      $   17,741
 3/31/2000             $   15,387      $   17,839
 6/30/2000             $   15,529      $   17,217
 9/30/2000             $   14,908      $   15,906
12/31/2000             $   14,756      $   15,369
 3/31/2001             $   15,232      $   13,213
 6/30/2001             $   15,777      $   13,075
 9/30/2001             $   13,987      $   11,273
12/31/2001             $   16,671      $   12,080
 3/31/2002             $   18,370      $   12,149
 6/30/2002             $   18,831      $   11,877
 9/30/2002             $   14,641      $    9,547
12/31/2002             $   15,818      $   10,172
 3/31/2003             $   13,882      $    9,406
 6/30/2003             $   17,933      $   11,215
 9/30/2003             $   20,465      $   12,121
12/31/2003             $   24,109      $   14,182
 3/31/2004             $   25,685      $   14,783
 6/30/2004             $   26,436      $   14,798
 9/30/2004             $   27,411      $   14,826
12/31/2004             $   31,087      $   17,072
 3/31/2005             $   32,779      $   17,084

                                      AVERAGE ANNUAL TOTAL RETURNS
                                             (AS OF 3/31/05)
                                                                       SINCE
                          TOTAL RETURN                               INCEPTION
                         LAST 3 MONTHS*     1-YEAR        5-YEAR     (11/1/95)
-------------------------------------------------------------------------------
OAKMARK INTERNATIONAL
SMALL CAP FUND (CLASS I)     5.44%           27.62%        16.32%        13.43%
MSCI World ex U.S.           0.07%           15.56%        -0.86%         5.85%
Lipper International
Small Cap Average(18)        2.99%           18.24%         7.17%        11.45%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. The above performance information for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund gained 5% for the quarter, outperforming our benchmark indices. More importantly, however, for the past twelve months and past three years your Fund is up 28% and 21% respectively, soundly outpacing the relevant benchmarks.

Strong performers for the quarter were our Turkish holding company, Dogan Holding, and our financial services companies, Julius Baer and Ichiyoshi Securities. In addition to solid operating performance within its media arm, Dogan Yayin, Dogan Holding benefited from increased merger and acquisition (M&A) activity in the Turkish banking sector (as it owns 62% of one of the medium-sized banks in Turkey) and general market optimism following the European Union's positive recommendation on Turkish membership. With increased scrutiny on corporate governance issues, we were quite happy to see Julius Baer adjust its shareholding structure during the quarter, lowering the family's voting interest to a level on par with its equity stake. We believe this positive move in governance, coupled with strong operating performance, propelled the stock in the quarter. Ichiyoshi, like many in our portfolio, continues to churn out outstanding operating performance with a management dedicated to building per share value over time.

The most significant detractor from quarterly performance was British carpet retailer Carpetright plc. The UK housing market has slowed dramatically following five interest rate increases since late 2003. As a result, Carpetright reported subdued demand during its most recent quarter. We remain convinced that despite some potential cyclicality, this company will continue to deliver high returns and free cash flow, with a management team wholly focused on deploying that free cash flow in a value-accretive manner. We added to our position during the past quarter.

PORTFOLIO COMPOSITION

We had a very robust quarter of new idea generation, adding seven names to our approved list. Meaningful positions were established in UK retailers JJB Sports and Matalan; Wincor Nixdorf, a German-based banking hardware and software provider; and Mabuchi Motors, a Japanese manufacturer of small electric motors. Your Fund continued to add to positions in securities whose prices declined in the quarter, including Lotte Confectionery, Interpump, and Carpetright.

Following the flurry of bid activity we reported in last quarter's commentary, M&A interest was more muted in the small cap arena in the quarter. As always, we believe your Fund invests in high quality companies with shareholder-oriented management teams that trade at a large discount to intrinsic value. We are indifferent as to whether value realization is achieved via a buyout offer or whether it comes from the market recognizing a business' inherent value.

We continue to like the quality and price attractiveness of the portfolio. Thank you for your continued confidence.

/s/ David G. Herro                   /s/ Chad M. Clark

DAVID G. HERRO, CFA                  CHAD M. CLARK, CFA
Portfolio Manager                    Portfolio Manager
dherro@oakmark.com                   cclark@oakmark.com

THE OAKMARK INTERNATIONAL SMALL CAP FUND

INTERNATIONAL DIVERSIFICATION--MARCH 31, 2005 (UNAUDITED)

[CHART]

                                    % OF FUND
                          EQUITY MARKET VALUE
   ------------------------------------------
-  EUROPE                                72.9%
   Switzerland                           16.8%
   Great Britain                         16.1%
   * France                              10.3%
   * Italy                                8.0%
   * Germany                              6.4%
   * Spain                                4.4%
     Denmark                              4.1%
   * Finland                              2.8%
     Turkey                               1.9%
     Sweden                               1.7%
   * Greece                               0.4%

-  PACIFIC RIM                           24.9%
   Japan                                 11.2%
   Korea                                  5.6%
   Australia                              4.0%
   New Zealand                            1.7%
   Hong Kong                              1.6%
   Philippines                            0.4%
   Thailand                               0.4%

-  LATIN AMERICA                          1.0%
   Mexico                                 1.0%

-  OTHER                                  1.2%
   Israel                                 1.2%

* Euro currency countries comprise 32.3% of the Fund.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2005 (UNAUDITED)

NAME                                                 DESCRIPTION                                    SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.0%

ADVERTISING--2.5%
    Asatsu-DK, Inc. (Japan)                          Advertising Services Provider                      459,700   $    14,710,743
    G2R Inc. (Korea)                                 Advertising & Marketing Services                   415,440         8,063,823
                                                                                                                  ---------------
                                                                                                                       22,774,566

APPAREL RETAIL--3.8%
    JJB Sports plc
      (Great Britain)                                Sportswear & Sports
                                                       Equipment Retailer                             4,850,400   $    19,247,673
    Matalan plc
      (Great Britain)                                Clothing Retailer                                3,596,200        16,020,531
                                                                                                                  ---------------
                                                                                                                       35,268,204

APPAREL, ACCESSORIES & LUXURY GOODS--2.0%
    Bulgari S.p.A. (Italy)                           Jewelry Manufacturer & Retailer                  1,536,400   $    18,257,200

BROADCASTING & CABLE TV--0.0%
    Media Prima Berhad
      (Malaysia) (a)                                 Film Producer & Sports Promoter                    984,000   $       375,474

HOME IMPROVEMENT RETAIL--2.9%
    Carpetright plc
      (Great Britain)                                Carpet Retailer                                  1,439,800   $    26,989,523

MOTORCYCLE MANUFACTURERS--0.5%
    Ducati Motor
      Holding S.p.A. (Italy) (a)                     Motorcycle Manufacturer                          3,015,650   $     4,194,072

PHOTOGRAPHIC PRODUCTS--1.4%
    Vitec Group plc
      (Great Britain)                                Photo Equipment & Supplies                       2,008,907   $    12,849,904

PUBLISHING--1.9%
    Tamedia AG
      (Switzerland) (a)                              TV Broadcasting & Publishing                       143,661   $    14,171,542
    Matichon Public
      Company Limited,
      Foreign Shares
      (Thailand) (b)                                 Newspaper Publisher                              2,039,500         3,545,143
                                                                                                                  ---------------
                                                                                                                       17,716,685

AGRICULTURAL PRODUCTS--2.1%
    Geest plc (Great Britain)                        Fresh Produce Distributor                        1,562,400   $    19,367,673

NAME                                                 DESCRIPTION                                    SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.0% (CONT.)

BREWERS--3.5%
    Davide Campari - Milano
      S.p.A. (Italy)                                 Soft Drinks, Wines, &
                                                       Spirits Producer                                 284,900   $    19,745,035
    Kook Soon Dang Brewery
      Co., Ltd. (Korea)                              Wine & Spirits Manufacturer                        843,176        13,217,353
                                                                                                                  ---------------
                                                                                                                       32,962,388

DISTILLERS & VINTNERS--1.8%
    Baron de Ley, S.A.
      (Spain) (a)                                    Wines & Spirits Manufacturer                       337,037   $    16,574,108

PACKAGED FOODS & MEATS--1.3%
    Robert Wiseman Dairies plc
      (Great Britain)                                Milk Processor & Distributor                       944,000   $     4,807,421
    Alaska Milk Corporation
      (Philippines) (b)                              Milk Producer                                   56,360,000         3,805,329
    Lotte Confectionery
      Co., Ltd. (Korea)                              Candy & Snacks Manufacturer                          4,884         3,316,800
                                                                                                                  ---------------
                                                                                                                       11,929,550

ASSET MANAGEMENT & CUSTODY BANKS--3.1%
    Julius Baer Holding Ltd.
      (Switzerland)                                  Asset Management                                    83,800   $    29,055,384

DIVERSIFIED BANKS--1.8%
    Jyske Bank-Registered
      (Denmark) (a)                                  Commercial Banking                                 444,800   $    16,618,238

MULTI-SECTOR HOLDINGS--2.2%
    Pargesa Holding AG
      (Switzerland)                                  Diversified Operations                               5,254   $    19,984,702

OTHER DIVERSIFIED FINANCIAL SERVICES--1.7%
    Ichiyoshi Securities
      Co., Ltd. (Japan)                              Stock Broker                                     1,495,700   $    15,740,538

REGIONAL BANKS--1.5%
    Pusan Bank (Korea)                               Commercial Banking                               1,033,500   $     8,166,427
    Daegu Bank (Korea)                               Commercial Banking                                 739,400         5,442,856
                                                                                                                  ---------------
                                                                                                                       13,609,283

SPECIALIZED FINANCE--0.3%
    Athens Stock Exchange S.A.
      (Greece) (a)                                   Exchange Services                                  293,000   $     3,235,657

NAME                                                 DESCRIPTION                                    SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.0% (CONT.)

HEALTH CARE SUPPLIES--2.5%
    Ansell Limited (Australia)                       Protective Rubber &
                                                       Plastics Products                              1,733,684   $    13,176,720
    Coloplast A/S, Class B
      (Denmark)                                      Healthcare Products &
                                                       Services Provider                                203,000        10,559,765
                                                                                                                  ---------------
                                                                                                                       23,736,485

PHARMACEUTICALS--2.5%
    Santen Pharmaceutical
      Co., Ltd. (Japan)                              Pharmaceuticals                                  1,077,000   $    23,110,510

AIR FREIGHT & LOGISTICS--1.6%
    Mainfreight Limited
      (New Zealand) (b)                              Logistics Services                               7,816,058   $    14,738,018

AIRPORT SERVICES--2.0%
    Kobenhavns Lufthavne A/S
      (Copenhagen
      Airports A/S - CPH)
      (Denmark)                                      Airport Management & Operations                     38,300   $     9,135,309
    Grupo Aeroportuario del
      Sureste S.A. de C.V.
      (Mexico) (b)(c)                                Airport Operator                                   315,000         8,835,750
                                                                                                                  ---------------
                                                                                                                       17,971,059

CONSTRUCTION & ENGINEERING--1.2%
    Tae Young Corp. (Korea)                          Heavy Construction                                 284,070   $    11,446,555

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS--0.2%
    Vossloh AG (Germany)                             Railroad Equipment Manufacturer                     29,000   $     1,478,726

DIVERSIFIED COMMERCIAL SERVICES--2.7%
    Prosegur, Compania de
      Seguridad SA (Spain)                           Security & Transportation Services               1,052,300   $    22,504,988
    Konami Sports
      Corporation (Japan)                            Fitness Centers                                    149,400         2,667,832
                                                                                                                  ---------------
                                                                                                                       25,172,820

ELECTRICAL COMPONENTS & EQUIPMENT--3.0%
    Pfeiffer Vacuum
      Technology AG
      (Germany)                                      Vacuum Pump Manufacturer                           423,840   $    21,479,984
    Carbone Lorraine SA
      (France) (a)                                   Electrical Systems Manufacturer                    120,545         6,812,256
                                                                                                                  ---------------
                                                                                                                       28,292,240

NAME                                                 DESCRIPTION                                    SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.0% (CONT.)

EMPLOYMENT SERVICES--0.8%
    DIS Deutscher Industrie
      Service AG (Germany)                           Recruitment Consultancy Services                   173,800   $     7,377,621

INDUSTRIAL CONGLOMERATES--1.8%
    Dogan Sirketler Grubu
      Holdings A.S.
      (Turkey) (a)                                   Diversified Holding Company                      6,258,511   $    16,288,324

INDUSTRIAL MACHINERY--13.2%
    Saurer AG (Switzerland) (a)                      Textile Equipment Manufacturer                     502,653   $    32,986,340
    Interpump Group S.p.A.
      (Italy) (b)                                    Pump & Piston Manufacturer                       5,326,600        28,299,794
    Schindler Holding AG
      (Switzerland)                                  Elevator & Escalator Manufacturer                   64,200        24,419,829
    Alfa Laval AB (Sweden)                           Filtration & Separation Equipment                  807,500        13,245,192
    LISI (France)                                    Industrial Fastener Manufacturer                   148,244        10,731,380
    Kone Oyj, Class B
      (Finland) (a)                                  Elevators                                          113,100         8,791,276
    Halma plc (Great Britain)                        Electronic Instrument Producer                     719,700         2,189,570
    Munters AB (Sweden)                              Cooling & Moisture Control Systems                  77,400         2,079,468
    NSC Groupe (France)                              Textile Equipment Manufacturer                      12,316         1,095,886
                                                                                                                  ---------------
                                                                                                                      123,838,735

OFFICE SERVICES & SUPPLIES--0.6%
    Societe BIC SA (France)                          Consumer & Office Supplies                         101,800   $     5,775,367
    Domino Printing
      Sciences plc
      (Great Britain)                                Printing Equipment                                  70,000           341,932
                                                                                                                  ---------------
                                                                                                                        6,117,299

COMPUTER STORAGE & PERIPHERALS--1.3%
    Lectra (France)                                  Manufacturing Process Systems                    1,813,100   $    11,773,748

DATA PROCESSING & OUTSOURCED SERVICES--2.3%
    Baycorp Advantage
      Limited (Australia)                            Credit Reference Services                        9,342,300   $    21,647,978

ELECTRONIC EQUIPMENT MANUFACTURERS--6.2%
    Wincor Nixdorf AG
      (Germany) (a)                                  Banking Machine Manufacturer                       222,300   $    17,720,250
    Vaisala Oyj, Class A
      (Finland)                                      Atmospheric Observation
                                                       Equipment                                        627,000        15,847,378

NAME                                                 DESCRIPTION                                    SHARES HELD      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.0% (CONT.)

ELECTRONIC EQUIPMENT MANUFACTURERS--6.2% (CONT.)
    Mabuchi Motor Co., Ltd.
      (Japan)                                        Digital Camera Motors
                                                       Manufacturer                                     221,000   $    13,278,351
    Orbotech, Ltd. (Israel) (a)(b)                   Optical Inspection Systems                         499,300        10,934,670
                                                                                                                  ---------------
                                                                                                                       57,780,649

HOME ENTERTAINMENT SOFTWARE--1.7%
    Square Enix Co., Ltd.
      (Japan)                                        Entertainment Software                             508,100   $    15,595,923

IT CONSULTING & OTHER SERVICES--4.2%
    Morse plc (Great Britain) (b)                    Business & Technology Solutions                 10,548,500   $    21,427,946
    Alten (France) (a)                               Systems Consulting & Engineering                   443,281        10,916,615
    Sopra Group (France)                             Computer Engineering                               111,930         6,202,087
                                                                                                                  ---------------
                                                                                                                       38,546,648

OFFICE ELECTRONICS--3.3%
    Neopost SA (France)                              Mailroom Equipment Supplier                        349,174   $    30,232,470

INDUSTRIAL GASES--1.4%
    Taiyo Ink Mfg. Co., Ltd.
      (Japan)                                        Manufacturer of Resist Inks                        348,100   $    13,347,866

SPECIALTY CHEMICALS--5.7%
    Gurit-Heberlein AG
      (Switzerland) (b)                              Chemical Producer                                   36,075   $    26,916,015
    Croda International plc
      (Great Britain)                                Chemical Producer                                2,573,600        18,127,590
    Financiere Marc de
      Lacharriere SA (Fimalac)
      (France)                                       Chemical Storage & Diversified
                                                       Operations                                       150,232         7,047,033
    Financiere Marc de
      Lacharriere SA (Fimalac),
      Warrants (France) (a)                          Chemical Storage & Diversified
                                                       Operations                                        31,866           177,603
                                                                                                                  ---------------
                                                                                                                       52,268,241

ALTERNATIVE CARRIERS--1.5%
    Asia Satellite
      Telecommunications
      Holdings Limited
      (Hong Kong)                                    Satellite Operator                               7,305,000   $    13,955,407

    TOTAL COMMON STOCKS (COST: $602,359,514)                                                                          872,220,471

NAME                                                 DESCRIPTION                                      PAR VALUE      MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME--0.8%

PREFERRED STOCKS--0.8%

INDUSTRIAL CONGLOMERATES--0.8%
    Rheinmetall AG,
      Preferred, 0.00%                               Automotive Pump Manufacturer                       146,600   $     7,790,639

    TOTAL PREFERRED STOCKS (COST: $8,200,975)                                                                           7,790,639

    TOTAL FIXED INCOME (COST: $8,200,975)                                                                               7,790,639

SHORT TERM INVESTMENTS--4.3%

U.S. GOVERNMENT BILLS--2.2%
    United States Treasury Bills, 2.635% - 2.64%
      due 4/14/2005 - 4/28/2005                                                                 $    20,000,000   $    19,970,684

    TOTAL U.S. GOVERNMENT BILLS (COST: $19,970,684)                                                                    19,970,684

REPURCHASE AGREEMENTS--2.1%
    IBT Repurchase Agreement, 2.50% dated 3/31/2005
      due 4/1/2005, repurchase price $18,001,250 collateralized
      by a U.S. Government Agency Security with a
      market value plus accrued interest of $18,900,000                                         $    18,000,000   $    18,000,000
    IBT Repurchase Agreement, 2.02% dated 3/31/2005
      due 4/1/2005, repurchase price $1,583,870 collateralized
      by a U.S. Government Agency Security with a
      market value plus accrued interest of $1,662,970                                                1,583,781         1,583,781
                                                                                                                  ---------------
    TOTAL REPURCHASE AGREEMENTS (COST: $19,583,781)                                                                    19,583,781

    TOTAL SHORT TERM INVESTMENTS (COST: $39,554,465)                                                                   39,554,465
    Total Investments (Cost $650,114,954)--99.1%                                                                  $   919,565,575
    Foreign Currencies (Cost $101,721)--0.0%                                                                      $       101,726
    Other Assets In Excess Of Other Liabilities--0.9%                                                                   8,571,321
                                                                                                                  ---------------
    TOTAL NET ASSETS--100%                                                                                        $   928,238,622
                                                                                                                  ===============

(a) Non-income producing security.
(b) See footnote number five in the Notes to the Financial Statements regarding investments in affiliated issuers.
(c) Represents an American Depository Receipt.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

[OAKMARK LOGO]

(This page has been intentionally left blank.)

THE OAKMARK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES--MARCH 31, 2005 (UNAUDITED)

                                                                                                 THE OAKMARK
                                                                            THE OAKMARK             SELECT
                                                                                FUND                 FUND
---------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated securities, at value              (a)     $   6,711,028,793    $   5,305,538,964
   Investments in affiliated securities, at value                (b)           153,221,994          659,580,289
   Cash                                                                                  0                    0
   Foreign currency, at value                                    (c)                     0                    0
   Receivable for:
     Securities sold                                                           113,828,102                    0
     Fund shares sold                                                           10,630,428           14,377,320
     Dividends and interest                                                      9,246,482            4,993,159
     Forward foreign currency contracts                                                  0                    0
     Tax reclaim                                                                         0                    0
                                                                         -----------------    -----------------
   Total receivables                                                           133,705,012           19,370,479
   Other assets                                                                    103,296               90,971
                                                                         -----------------    -----------------
   Total assets                                                          $   6,998,059,095    $   5,984,580,703

LIABILITIES AND NET ASSETS
   Payable for:
     Securities purchased                                                $      18,961,200    $       5,121,639
     Fund shares redeemed                                                        5,204,320            6,405,768
     Due to Adviser                                                                169,831              151,270
     Due to transfer agent                                                         227,820              103,497
     Trustees fees                                                                  28,910               25,459
     Deferred trustee compensation                                                 846,776              754,393
     Forward currency exchange contracts                                                 0                    0
     Foreign tax expense                                                                 0                    0
     Other                                                                       1,825,366            1,339,926
                                                                         -----------------    -----------------
   Total liabilities                                                            27,264,223           13,901,952
                                                                         -----------------    -----------------
   Net assets applicable to fund shares outstanding                      $   6,970,794,872    $   5,970,678,751
                                                                         =================    =================

ANALYSIS OF NET ASSETS
   Paid in capital                                                       $   5,683,001,286    $   3,840,870,253
   Accumulated undistributed net realized gain (loss) of
     investments, forward contracts, options, short sales and
     foreign currency exchange transactions                                   (136,360,093)         250,018,114
   Net unrealized appreciation (depreciation) of investments
     and foreign currencies                                                  1,392,560,324        1,871,813,191
   Net unrealized appreciation (depreciation)--other                                     0                    0
   Accumulated undistributed net investment income (loss)                       31,593,355            7,977,193
                                                                         -----------------    -----------------
   Net assets applicable to Fund shares outstanding                      $   6,970,794,872    $   5,970,678,751
                                                                         =================    =================

PRICE OF SHARES
   Net asset value per share: Class I                                    $           40.85    $           33.39
                                                                         =================    =================
     Class I--Net assets                                                 $   6,904,921,300    $   5,874,392,572
     Class I--Shares outstanding (Unlimited shares authorized)                 169,043,919          175,952,739

   Net asset value per share: Class II                                   $           40.65    $           33.23
                                                                         =================    =================
     Class II--Net assets                                                $      65,873,572    $      96,286,179
     Class II--Shares outstanding (Unlimited shares authorized)                  1,620,496            2,897,691

(a)  Identified cost of investments in unaffiliated securities           $   5,393,003,291    $   3,862,525,879
(b)  Identified cost of investments in affiliated securities                    78,687,172          230,780,183
(c)  Identified cost of foreign currency                                                 0                    0

                                                                            THE OAKMARK         THE OAKMARK
                                                                             EQUITY AND           GLOBAL
                                                                            INCOME FUND            FUND
--------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated securities, at value              (a)     $   8,678,859,518    $  1,475,534,487
   Investments in affiliated securities, at value                (b)            72,572,500         174,500,797
   Cash                                                                                  0                   0
   Foreign currency, at value                                    (c)                     0                   0
   Receivable for:
     Securities sold                                                            46,705,188                   0
     Fund shares sold                                                           12,725,885           3,928,435
     Dividends and interest                                                     36,800,035           4,175,538
     Forward foreign currency contracts                                                  0                   0
     Tax reclaim                                                                    10,000             713,836
                                                                         -----------------    ----------------
   Total receivables                                                            96,241,108           8,817,809
   Other assets                                                                    116,328              63,019
                                                                         -----------------    ----------------
   Total assets                                                          $   8,847,789,454    $  1,658,916,112

LIABILITIES AND NET ASSETS
   Payable for:
     Securities purchased                                                $      29,498,061   $       1,804,154
     Fund shares redeemed                                                        6,929,367             383,501
     Due to Adviser                                                                173,367              42,990
     Due to transfer agent                                                         155,329              37,344
     Trustees fees                                                                  32,682              15,474
     Deferred trustee compensation                                                 504,183             309,324
     Forward currency exchange contracts                                                 0           2,474,939
     Foreign tax expense                                                                 0                   0
     Other                                                                       2,881,225             545,342
                                                                         -----------------    ----------------
   Total liabilities                                                            40,174,214           5,613,068
                                                                         -----------------    ----------------
   Net assets applicable to fund shares outstanding                      $   8,807,615,240   $   1,653,303,044
                                                                         =================   =================

ANALYSIS OF NET ASSETS
   Paid in capital                                                       $   7,656,702,318   $   1,272,447,756
   Accumulated undistributed net realized gain (loss) of
     investments, forward contracts, options, short sales and
     foreign currency exchange transactions                                     21,118,225          12,582,922
   Net unrealized appreciation (depreciation) of investments
     and foreign currencies                                                  1,102,277,968         368,357,068
   Net unrealized appreciation (depreciation)--other                               129,165              36,111
   Accumulated undistributed net investment income (loss)                       27,387,564            (120,813)
                                                                         -----------------    ----------------
   Net assets applicable to Fund shares outstanding                      $   8,807,615,240   $   1,653,303,044
                                                                         =================   =================

PRICE OF SHARES
   Net asset value per share: Class I                                    $           23.35   $           21.94
                                                                         =================   =================
     Class I--Net assets                                                 $   8,187,947,315   $   1,612,808,759
     Class I--Shares outstanding (Unlimited shares authorized)                 350,598,213          73,505,816

   Net asset value per share: Class II                                   $           23.27   $           21.71
                                                                         =================   =================
     Class II--Net assets                                                $     619,667,925   $      40,494,285
     Class II--Shares outstanding (Unlimited shares authorized)                 26,625,343           1,865,052

(a)  Identified cost of investments in unaffiliated securities           $   7,566,754,908   $   1,143,023,346
(b)  Identified cost of investments in affiliated securities                    82,399,142         136,180,665
(c)  Identified cost of foreign currency                                                 0                   0

                                                                            THE OAKMARK         THE OAKMARK
                                                                           INTERNATIONAL       INTERNATIONAL
                                                                               FUND            SMALL CAP FUND
--------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in unaffiliated securities, at value              (a)     $   4,566,112,792   $     809,898,660
   Investments in affiliated securities, at value                (b)           699,656,621         109,666,915
   Cash                                                                                 97                   0
   Foreign currency, at value                                    (c)               204,352             101,726
   Receivable for:
     Securities sold                                                               756,348           6,635,694
     Fund shares sold                                                           11,637,610           1,710,686
     Dividends and interest                                                     19,687,183           2,862,958
     Forward foreign currency contracts                                                  0             710,521
     Tax reclaim                                                                 2,671,285             709,059
                                                                         -----------------    ----------------
   Total receivables                                                            34,752,426          12,628,918
   Other assets                                                                    144,979              48,896
                                                                         -----------------    ----------------
   Total assets                                                          $   5,300,871,267   $     932,345,115

LIABILITIES AND NET ASSETS
   Payable for:
     Securities purchased                                                $      18,097,089   $       3,020,427
     Fund shares redeemed                                                        8,321,338             288,281
     Due to Adviser                                                                131,125              29,190
     Due to transfer agent                                                          88,817              18,855
     Trustees fees                                                                  23,781              13,819
     Deferred trustee compensation                                                 519,172             311,495
     Forward currency exchange contracts                                         6,399,028                   0
     Foreign tax expense                                                                 0             121,001
     Other                                                                       1,822,416             303,425
                                                                         -----------------    ----------------
   Total liabilities                                                            35,402,766           4,106,493
                                                                         -----------------    ----------------
   Net assets applicable to fund shares outstanding                      $   5,265,468,501   $     928,238,622
                                                                         =================   =================

ANALYSIS OF NET ASSETS
   Paid in capital                                                       $   3,851,862,360   $     600,401,572
   Accumulated undistributed net realized gain (loss) of
     investments, forward contracts, options, short sales and
     foreign currency exchange transactions                                     99,846,455          57,889,450
   Net unrealized appreciation (depreciation) of investments and
     foreign currencies                                                      1,313,652,488         270,049,228
   Net unrealized appreciation (depreciation)--other                                10,723              37,431
   Accumulated undistributed net investment income (loss)                           96,475            (139,059)
                                                                         -----------------    ----------------
   Net assets applicable to Fund shares outstanding                      $   5,265,468,501   $     928,238,622
                                                                         =================   =================

PRICE OF SHARES
   Net asset value per share: Class I                                    $           21.58   $           21.12
                                                                         =================   =================
     Class I--Net assets                                                 $   4,919,886,277   $     927,626,247
     Class I--Shares outstanding (Unlimited shares authorized)                 227,972,703          43,931,937

   Net asset value per share: Class II                                   $           21.47   $           21.10
                                                                         =================   =================
     Class II--Net assets                                                $     345,582,224   $         612,375
     Class II--Shares outstanding (Unlimited shares authorized)                 16,098,905              29,022

(a)  Identified cost of investments in unaffiliated securities           $   3,496,998,430   $     550,703,171
(b)  Identified cost of investments in affiliated securities                   448,758,650          99,411,783
(c)  Identified cost of foreign currency                                           203,741             101,721

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FUNDS

STATEMENTS OF OPERATIONS--PERIOD ENDED MARCH 31, 2005 (UNAUDITED)

                                                                                                 THE OAKMARK
                                                                            THE OAKMARK             SELECT
                                                                                FUND                 FUND
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from unaffiliated securities                                $      63,861,643   $      51,484,168
   Dividends from affiliated securities                                          1,332,892           3,664,452
   Interest Income                                                               6,321,936           4,759,108
   Securities lending income                                                             0                   0
   Other income                                                                     42,113              26,809
   Foreign taxes withheld                                                         (248,907)                  0
                                                                         -----------------    ----------------
     Total investment income                                                    71,309,677          59,934,537

EXPENSES:
   Investment advisory fee                                                      29,813,473          24,389,760
   Transfer and dividend disbursing agent fees                                   1,537,622             771,131
   Other shareholder servicing fees                                              2,887,149           2,192,109
   Service Fee--Class II                                                            77,468             125,185
   Reports to shareholders                                                         908,740             594,819
   Custody and accounting fees                                                     369,385             294,850
   Registration and blue sky expenses                                               59,927                   0
   Trustee fees                                                                     93,053              82,441
   Deferred trustee compensation                                                    72,636              65,007
   Legal fees                                                                       74,671              65,858
   Audit fees                                                                       32,089              28,153
   Other                                                                           191,305             146,742
                                                                         -----------------    ----------------
     Total expenses                                                             36,117,518          28,756,055
     Expense offset arrangements                                                         0                   0
                                                                         -----------------    ----------------
   Net expenses                                                                 36,117,518          28,756,055

NET INVESTMENT INCOME:                                                          35,192,159          31,178,482

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
   Net realized gain on unaffiliated securities                                101,069,170         142,311,659
   Net realized gain on affiliated securities                                   30,752,892         129,874,070
   Net realized gain on options written                                                  0                   0
   Net realized gain (loss) on foreign currency transactions                             0                   0
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                        228,832,371         123,368,921
   Net change in appreciation (depreciation)--other                                      0                   0
   Net change in deferred foreign taxes                                                  0                   0

Net realized and unrealized gain on
  investments and foreign currency transactions:                               360,654,433         395,554,650
                                                                         -----------------    ----------------

Net increase in net assets resulting from operations                     $     395,846,592   $     426,733,132
                                                                         =================   =================

                                                                            THE OAKMARK         THE OAKMARK
                                                                             EQUITY AND           GLOBAL
                                                                            INCOME FUND            FUND
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from unaffiliated securities                                $      34,341,914   $       9,554,679
   Dividends from affiliated securities                                             72,500             262,693
   Interest Income                                                              56,332,659             390,234
   Securities lending income                                                             0              10,365
   Other income                                                                     23,581                 255
   Foreign taxes withheld                                                         (474,804)           (458,577)
                                                                         -----------------    ----------------
     Total investment income                                                    90,295,850           9,759,649

EXPENSES:
   Investment advisory fee                                                      30,908,138           7,538,210
   Transfer and dividend disbursing agent fees                                   1,020,885             256,847
   Other shareholder servicing fees                                              4,807,665             663,273
   Service Fee--Class II                                                           697,613              39,199
   Reports to shareholders                                                         875,557             165,681
   Custody and accounting fees                                                     492,732             421,102
   Registration and blue sky expenses                                               63,581              36,993
   Trustee fees                                                                    104,925              49,573
   Deferred trustee compensation                                                    82,092              38,612
   Legal fees                                                                       85,601              39,500
   Audit fees                                                                       36,390              17,160
   Other                                                                           221,717              76,510
                                                                         -----------------    ----------------
     Total expenses                                                             39,396,896           9,342,660
     Expense offset arrangements                                                       (44)                  0
                                                                         -----------------    ----------------
   Net expenses                                                                 39,396,852           9,342,660

NET INVESTMENT INCOME:                                                          50,898,998             416,989

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN

   CURRENCY TRANSACTIONS:
   Net realized gain on unaffiliated securities                                 36,779,736          16,133,897
   Net realized gain on affiliated securities                                            0                   0
   Net realized gain on options written                                            521,987                   0
   Net realized gain (loss) on foreign currency transactions                       380,150             277,783
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                        273,998,375         169,997,749
   Net change in appreciation (depreciation)other                                    2,493             (40,815)
   Net change in deferred foreign taxes                                                  0                   0

Net realized and unrealized gain on
  investments and foreign currency transactions:                               311,682,741         186,368,614
                                                                         -----------------   =----------------

Net increase in net assets resulting from operations                     $     362,581,739   $     186,785,603
                                                                         =================   =================

                                                                            THE OAKMARK         THE OAKMARK
                                                                           INTERNATIONAL       INTERNATIONAL
                                                                               FUND            SMALL CAP FUND
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from unaffiliated securities                                $      36,050,654   $       5,953,867
   Dividends from affiliated securities                                            928,566             992,904
   Interest Income                                                               1,901,848             412,004
   Securities lending income                                                        74,850                   0
   Other income                                                                          0                   0
   Foreign taxes withheld                                                       (1,770,157)           (663,287)
                                                                         -----------------    ----------------
     Total investment income                                                    37,185,761           6,695,488

EXPENSES:
   Investment advisory fee                                                      22,328,496           4,955,885
   Transfer and dividend disbursing agent fees                                     580,755             121,674
   Other shareholder servicing fees                                              2,090,511             306,484
   Service Fee--Class II                                                           377,823                 330
   Reports to shareholders                                                         430,652              69,302
   Custody and accounting fees                                                   1,774,900             378,674
   Registration and blue sky expenses                                               42,563              23,382
   Trustee fees                                                                     75,729              44,322
   Deferred trustee compensation                                                    58,852              34,399
   Legal fees                                                                       60,477              35,165
   Audit fees                                                                       26,902              15,145
   Other                                                                           145,907              62,365
                                                                         -----------------    ----------------
     Total expenses                                                             27,993,567           6,047,127
     Expense offset arrangements                                                         0                 (32)
                                                                         -----------------    ----------------
   Net expenses                                                                 27,993,567           6,047,095

NET INVESTMENT INCOME:                                                           9,192,194             648,393

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN

   CURRENCY TRANSACTIONS:
   Net realized gain on unaffiliated securities                                103,399,641          60,718,801
   Net realized gain on affiliated securities                                    3,144,562           9,939,868
   Net realized gain on options written                                                  0                   0
   Net realized gain (loss) on foreign currency transactions                      (582,606)           (224,902)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                                        560,527,887          75,575,974
   Net change in appreciation (depreciation)other                                 (285,180)                674
   Net change in deferred foreign taxes                                                  0             118,372

Net realized and unrealized gain on
  investments and foreign currency transactions:                               666,204,304         146,128,787
                                                                         -----------------    ----------------

Net increase in net assets resulting from operations                     $     675,396,498   $     146,777,180
                                                                         =================   =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                                   THE OAKMARK FUND
--------------------------------------------------------------------------------------------------------------
                                                                           PERIOD ENDED         YEAR ENDED
                                                                          MARCH 31, 2005    SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                 $      35,192,159   $      27,165,278
   Net realized gain on investments                                            131,822,062          64,812,715
   Net change in unrealized appreciation (depreciation) of investments         228,832,371         636,919,637
                                                                         -----------------   -----------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                                  395,846,592         728,897,630

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                              (29,017,833)        (20,505,874)
   Net investment income--Class II                                                (112,443)            (37,100)
                                                                         -----------------   -----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                         (29,130,276)        (20,542,974)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                          824,079,800       1,919,971,722
   Proceeds from shares sold--Class II                                          18,718,634          36,194,109
   Reinvestment of distributions--Class I                                       26,428,707          18,843,547
   Reinvestment of distributions--Class II                                          63,924               8,676
   Payments for shares redeemed, net of fees--Class I                         (783,387,446)       (939,233,385)
   Payments for shares redeemed, net of fees--Class II                          (7,901,058)         (9,099,878)
   Redemption fees--Class I                                                        181,271             340,142
                                                                         -----------------   -----------------
   NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                      78,183,832       1,027,024,933
                                                                         -----------------   -----------------

TOTAL INCREASE IN NET ASSETS                                                   444,900,148       1,735,379,589
   NET ASSETS:
   Beginning of period                                                       6,525,894,724       4,790,515,135
                                                                         -----------------   -----------------
   End of period                                                         $   6,970,794,872   $   6,525,894,724
                                                                         =================   =================
   Undistributed net investment income                                   $      31,593,355   $      25,531,472
                                                                         =================   =================

FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                                  20,284,940          50,926,355
   Shares issued in reinvestment of dividends                                      648,876             534,720
   Less shares redeemed                                                        (19,246,564)        (24,984,586)
                                                                         -----------------   -----------------
   NET INCREASE IN SHARES OUTSTANDING                                            1,687,252          26,476,489
                                                                         =================   =================

FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                     465,734             968,163
   Shares issued in reinvestment of dividends                                        1,576                 247
   Less shares redeemed                                                           (195,349)           (247,309)
                                                                         -----------------   -----------------
   NET INCREASE IN SHARES OUTSTANDING                                              271,961             721,101
                                                                         =================   =================

                                                                                THE OAKMARK SELECT FUND
--------------------------------------------------------------------------------------------------------------
                                                                            PERIOD ENDED       YEAR ENDED
                                                                           MARCH 31, 2005   SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                 $      31,178,482   $      28,041,071
   Net realized gain on investments                                            272,185,729         156,155,071
   Net change in unrealized appreciation (depreciation)
    of investments                                                             123,368,921         511,522,774
                                                                         -----------------   -----------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                                  426,733,132         695,718,916

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                              (41,681,441)        (18,710,631)
   Net investment income--Class II                                                (456,984)           (118,882)
                                                                         -----------------   -----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                         (42,138,425)        (18,829,513)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                          555,038,286         807,786,818
   Proceeds from shares sold--Class II                                          13,368,800          33,570,613
   Reinvestment of distributions--Class I                                       39,145,869          17,456,336
   Reinvestment of distributions--Class II                                         205,309              58,212
   Payments for shares redeemed, net of fees--Class I                         (560,635,094)     (1,019,983,750)
   Payments for shares redeemed, net of fees--Class II                         (22,121,245)        (40,937,360)
   Redemption fees--Class I                                                         49,030             105,547
                                                                         -----------------   -----------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE TRANSACTIONS           25,050,955        (201,943,584)
                                                                         -----------------   -----------------

TOTAL INCREASE IN NET ASSETS                                                   409,645,662         474,945,819
   NET ASSETS:
   Beginning of period                                                       5,561,033,089       5,086,087,270
                                                                         -----------------   -----------------
   End of period                                                         $   5,970,678,751   $   5,561,033,089
                                                                         =================   =================
   Undistributed net investment income                                   $       7,977,193   $      18,937,136
                                                                         =================   =================

FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                                  16,855,171          26,433,387
   Shares issued in reinvestment of dividends                                    1,205,230             595,510
   Less shares redeemed                                                        (17,204,975)        (33,158,816)
                                                                         -----------------   -----------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                   855,426          (6,129,919)
                                                                         =================   =================

FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                     410,524           1,102,241
   Shares issued in reinvestment of dividends                                        6,346               1,944
   Less shares redeemed                                                           (680,656)         (1,342,449)
                                                                         -----------------   -----------------
   NET DECREASE IN SHARES OUTSTANDING                                             (263,786)           (238,264)
                                                                         =================   =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                      THE OAKMARK
                                                                                EQUITY AND INCOME FUND
--------------------------------------------------------------------------------------------------------------
                                                                            PERIOD ENDED       YEAR ENDED
                                                                           MARCH 31, 2005   SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                 $      50,898,998   $      50,126,070
   Net realized gain on investments                                             37,301,723         269,099,021
   Net realized gain on foreign currency transactions                              380,150             227,056
   Net change in unrealized appreciation (depreciation) of investments         273,998,375         416,194,976
   Net change in unrealized appreciation (depreciation)--other                       2,493              39,804
                                                                         -----------------   -----------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                                  362,581,739         735,686,927

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                              (67,147,518)        (30,409,117)
   Net investment income--Class II                                              (3,563,528)         (1,530,815)
   Net realized gain--Class I                                                 (196,511,764)                  0
   Net realized gain--Class II                                                 (13,715,030)                  0
                                                                         -----------------   -----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                        (280,937,840)        (31,939,932)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                          957,091,284       3,583,813,621
   Proceeds from shares sold--Class II                                         192,981,547         277,231,468
   Reinvestment of distributions--Class I                                      254,487,513          29,355,530
   Reinvestment of distributions--Class II                                       7,740,318             514,106
   Payments for shares redeemed, net of fees--Class I                         (677,964,087)       (836,471,290)
   Payments for shares redeemed, net of fees--Class II                         (65,023,751)        (86,816,396)
   Redemption fees--Class I                                                        100,835             534,637
                                                                         -----------------   -----------------
   NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                     669,413,659       2,968,161,676
                                                                         -----------------   -----------------

TOTAL INCREASE IN NET ASSETS                                                   751,057,558       3,671,908,671
   NET ASSETS:
   Beginning of period                                                       8,056,557,682       4,384,649,011
                                                                         -----------------   -----------------
   End of period                                                         $   8,807,615,240   $   8,056,557,682
                                                                         =================   =================
   Undistributed net investment income                                   $      27,387,564   $      47,199,612
                                                                         =================   =================

FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                                  40,880,970         159,855,520
   Shares issued in reinvestment of dividends                                   10,997,731           1,399,884
   Less shares redeemed                                                        (28,975,723)        (37,388,817)
                                                                         -----------------   -----------------
   NET INCREASE IN SHARES OUTSTANDING                                           22,902,978         123,866,587
                                                                         =================   =================

FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                   8,293,857          12,464,461
   Shares issued in reinvestment of dividends                                      335,369              24,563
   Less shares redeemed                                                         (2,790,764)         (3,887,834)
                                                                         -----------------   -----------------
   NET INCREASE IN SHARES OUTSTANDING                                            5,838,462           8,601,190
                                                                         =================   =================

                                                                                      THE OAKMARK
                                                                                      GLOBAL FUND
--------------------------------------------------------------------------------------------------------------
                                                                            PERIOD ENDED       YEAR ENDED
                                                                           MARCH 31, 2005   SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                 $         416,989   $       5,884,687
   Net realized gain on investments                                             16,133,897          23,552,579
   Net realized gain (loss) on foreign currency transactions                       277,783            (199,643)
   Net change in unrealized appreciation (depreciation)
    of investments and foreign currencies                                      169,997,749         116,594,459
   Net change in unrealized appreciation (depreciation)--other                     (40,815)            102,037
                                                                         -----------------   -----------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                                  186,785,603         145,934,119

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                               (7,092,335)            (54,303)
   Net investment income--Class II                                                (103,658)                  0
   Net realized gain--Class I                                                  (25,218,974)         (2,851,872)
   Net realized gain--Class II                                                    (520,696)            (25,574)
                                                                         -----------------   -----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                         (32,935,663)         (2,931,749)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                          214,988,192         782,660,249
   Proceeds from shares sold--Class II                                          14,218,092          21,752,122
   Reinvestment of distributions--Class I                                       30,609,171           2,804,200
   Reinvestment of distributions--Class II                                         557,171              20,731
   Payments for shares redeemed, net of fees--Class I                         (119,943,833)       (296,067,961)
   Payments for shares redeemed, net of fees--Class II                          (2,033,031)         (4,061,520)
   Redemption fees--Class I                                                         35,702             314,014
                                                                         -----------------   -----------------
   NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                     138,431,464         507,421,835
                                                                         -----------------   -----------------

TOTAL INCREASE IN NET ASSETS                                                   292,281,404         650,424,205
   NET ASSETS:
   Beginning of period                                                       1,361,021,640         710,597,435
                                                                         -----------------   -----------------
   End of period                                                         $   1,653,303,044   $   1,361,021,640
                                                                         =================   =================
   Undistributed net investment income (loss)                            $      (1,516,685)  $       5,262,319
                                                                         =================   =================

FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                                   9,976,807          41,298,499
   Shares issued in reinvestment of dividends                                    1,443,149             155,616
   Less shares redeemed                                                         (5,628,945)        (15,250,479)
                                                                         -----------------   -----------------
   NET INCREASE IN SHARES OUTSTANDING                                            5,791,011          26,203,636
                                                                         =================   =================

FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                     668,325           1,131,427
   Shares issued in reinvestment of dividends                                       26,519               1,160
   Less shares redeemed                                                            (95,320)           (211,953)
                                                                         -----------------   -----------------
   NET INCREASE IN SHARES OUTSTANDING                                              599,524             920,634
                                                                         =================   =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                                      THE OAKMARK
                                                                                  INTERNATIONAL FUND
--------------------------------------------------------------------------------------------------------------
                                                                            PERIOD ENDED       YEAR ENDED
                                                                           MARCH 31, 2005   SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                 $       9,192,194   $      53,715,892
   Net realized gain on investments                                            106,544,203         217,536,088
   Net realized loss on foreign currency transactions                             (582,606)           (603,088)
   Net change in unrealized appreciation (depreciation)
    of investments and foreign currencies                                      560,527,887         401,911,292
   Net change in unrealized appreciation
     (depreciation)--other                                                        (285,180)            168,158
                                                                         -----------------   -----------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                                  675,396,498         672,728,342

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                              (57,688,522)        (20,084,750)
   Net investment income--Class II                                              (3,146,570)           (570,848)
   Net realized gain--Class I                                                  (11,785,113)                  0
   Net realized gain--Class II                                                    (790,281)                  0
                                                                         -----------------   -----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                         (73,410,486)        (20,655,598)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                          633,583,884       1,465,810,386
   Proceeds from shares sold--Class II                                          93,801,017         183,258,922
   Reinvestment of distributions--Class I                                       63,036,515          18,162,578
   Reinvestment of distributions--Class II                                       2,198,011             279,537
   Payments for shares redeemed, net of fees--Class I                         (378,117,072)       (744,490,290)
   Payments for shares redeemed, net of fees--Class II                         (47,319,848)        (79,196,627)
   Redemption fees--Class I                                                        189,684             367,912
                                                                         -----------------   -----------------
   NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                     367,372,191         844,192,418
                                                                         -----------------   -----------------

TOTAL INCREASE IN NET ASSETS                                                   969,358,203       1,496,265,162
   NET ASSETS:
   Beginning of period                                                       4,296,110,298       2,799,845,136
                                                                         -----------------   -----------------
   End of period                                                         $   5,265,468,501   $   4,296,110,298
                                                                         =================   =================
   Undistributed net investment income                                   $          96,475   $      51,739,373
                                                                         =================   =================

FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                                  30,377,910          81,784,418
   Shares issued in reinvestment of dividends                                    3,074,952           1,091,501
   Less shares redeemed                                                        (18,177,494)        (40,952,323)
                                                                         -----------------   -----------------
   NET INCREASE IN SHARES OUTSTANDING                                           15,275,368          41,923,596
                                                                         =================   =================

FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                   4,498,321          10,166,362
   Shares issued in reinvestment of dividends                                      107,693              16,860
   Less shares redeemed                                                         (2,252,825)         (4,345,978)
                                                                         -----------------   -----------------
   NET INCREASE IN SHARES OUTSTANDING                                            2,353,189           5,837,244
                                                                         =================   =================

                                                                               THE OAKMARK INTERNATIONAL
                                                                                     SMALL CAP FUND
--------------------------------------------------------------------------------------------------------------
                                                                            PERIOD ENDED       YEAR ENDED
                                                                           MARCH 31, 2005   SEPTEMBER 30, 2004
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income                                                 $         648,393   $       4,554,775
   Net realized gain on investments                                             70,658,669          43,497,450
   Net realized loss on foreign currency transactions                             (224,902)            (41,546)
   Net change in unrealized appreciation (depreciation)
    of investments and foreign currencies                                       75,575,974         124,228,709
   Net change in unrealized appreciation
     (depreciation)--other                                                             674             (23,302)
   Net change in deferred foreign taxes                                            118,372                   0
                                                                         -----------------   -----------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                                  146,777,180         172,216,086

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                              (11,222,306)         (4,209,195)
   Net investment income--Class II                                                  (6,999)             (2,982)
   Net realized gain--Class I                                                  (15,538,999)                  0
   Net realized gain--Class II                                                     (10,001)                  0
                                                                         -----------------   -----------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                         (26,778,305)         (4,212,177)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                          113,706,918         188,831,597
   Proceeds from shares sold--Class II                                              87,470              54,188
   Reinvestment of distributions--Class I                                       24,846,478           3,863,970
   Reinvestment of distributions--Class II                                          10,284               1,508
   Payments for shares redeemed, net of fees--Class I                          (64,988,413)       (104,507,785)
   Payments for shares redeemed, net of fees--Class II                             (26,244)           (171,984)
   Redemption fees--Class I                                                         19,429             263,993
                                                                         -----------------   -----------------
   NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS                      73,655,922          88,335,487
                                                                         -----------------   -----------------

TOTAL INCREASE IN NET ASSETS                                                   193,654,797         256,339,396
   NET ASSETS:
   Beginning of period                                                         734,583,825         478,244,429
                                                                         -----------------   -----------------
   End of period                                                         $     928,238,622   $     734,583,825
                                                                         =================   =================
   Undistributed net investment income (loss)                            $      (6,761,596)  $       3,819,316
                                                                         =================   =================

FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                                   5,657,445          11,434,258
   Shares issued in reinvestment of dividends                                    1,298,823             260,200
   Less shares redeemed                                                         (3,218,601)         (6,274,556)
                                                                         -----------------   -----------------
   NET INCREASE IN SHARES OUTSTANDING                                            3,737,667           5,419,902
                                                                         =================   =================

FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                                       4,448               3,350
   Shares issued in reinvestment of dividends                                          537                 102
   Less shares redeemed                                                             (1,252)            (10,276)
                                                                         -----------------   -----------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                                     3,733              (6,824)
                                                                         =================   =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK FUNDS

NOTES TO FINANCIAL STATEMENTS--(UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark Global Fund ("Global"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, which is registered as an investment company under the Investment Company Act of 1940. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature.

CLASS DISCLOSURE--

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of 0.25% of average net assets of Class II Shares of the Funds. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans.

Income, realized and unrealized capital gains and losses and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

REDEMPTION FEES--

Each Fund imposes a short-term trading fee on redemptions of Class I Shares held for 90 days or less to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is 2% of the redemption value and is deducted from the redemption proceeds and retained by the Fund. The "first-in, first-out"
(FIFO) method is used to determine the holding period.

SECURITY VALUATION--

Securities traded on securities exchanges and over-the-counter securities are valued at the last sales price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt obligations and money market instruments maturing in more than 60 days from the date of purchase are valued at the latest bid quotation. Debt obligations and money market instruments maturing in less than 61 days from the date of purchase are valued on an amortized cost basis which approximates market value. Options are valued at the last reported sale price on the day of valuation, or lacking any reported sales that day, at the mean of the most recent bid and ask quotations. Securities traded in foreign markets are valued using prices reported by local foreign markets. Securities for which quotations are not readily available, or securities which may have been affected by a significant event after the price was determined, and other assets are valued at a fair value as determined by or under the direction of pricing committees established by the Board of Trustees. The Funds' net asset values are determined at the time of the close of the New York Stock Exchange. The pricing committees will evaluate movements in the U.S. markets after the close of foreign markets and may adjust security prices to reflect changes in reaction to U.S. markets as determined by a third party model. At March 31, 2005, the Funds held no securities for which quotations were not readily available, and no securities which may have been affected by a significant event prior to the computation of NAV.

FOREIGN CURRENCY TRANSLATIONS--

Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time net asset value is determined. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain and net realized loss from securities.

Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at the period ending March 31, 2005, resulting from changes in exchange rates.

For the period ended March 31, 2005, net unrealized appreciation
(depreciation)--other included the following components:

                                  EQUITY AND                                           INT'L
                                    INCOME          GLOBAL        INTERNATIONAL      SMALL CAP
------------------------------------------------------------------------------------------------
Unrealized appreciation
   (depreciation) on interest,
   dividends and dividend
   reclaims receivable           $     129,165   $      39,621    $      94,648    $      41,566

Unrealized appreciation
   (depreciation) on open
   securities purchases and
   sales                                     0          (3,510)         (83,925)          (4,135)
                                 -------------   -------------    -------------    -------------

Net Unrealized
     appreciation
     (depreciation)--Other       $     129,165   $      36,111    $      10,723    $      37,431
                                 =============   =============    =============    =============

FORWARD FOREIGN CURRENCY CONTRACTS--

The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values. At March 31, 2005, Global, International and Int'l Small Cap held the following outstanding forward foreign currency contracts:

THE OAKMARK GLOBAL FUND

                                                                                    UNREALIZED
                                   CONTRACT       SETTLEMENT        VALUATION      APPRECIATION/
                                    AMOUNT           DATE          AT 03/31/05     DEPRECIATION
------------------------------------------------------------------------------------------------
FOREIGN CURRENCY SOLD:

British Pound Sterling              47,900,000     July 2005      $  90,078,193    $  (3,393,563)

Swiss Franc                         73,000,000   November 2005       62,044,978          918,624
                                                                  -------------    -------------

                                                                  $ 152,123,171    $  (2,474,939)
                                                                  =============    =============

THE OAKMARK INTERNATIONAL FUND

                                                                                      UNREALIZED
                                   CONTRACT        SETTLEMENT        VALUATION       APPRECIATION/
                                    AMOUNT            DATE          AT 03/31/05      DEPRECIATION
--------------------------------------------------------------------------------------------------
FOREIGN CURRENCY SOLD:

British Pound Sterling             142,000,000      July 2005     $    267,056,999   $ (11,045,199)

British Pound Sterling             140,000,000      July 2005          263,276,556      (9,918,556)

British Pound Sterling              65,000,000    November 2005        121,707,235      (1,795,235)

British Pound Sterling              64,500,000    December 2005        120,744,206       1,831,594

British Pound Sterling              42,600,000    December 2005         79,743,400       1,631,120

Swiss Franc                        302,000,000    November 2005        256,679,225       3,800,334

Swiss Franc                        174,000,000    November 2005        147,900,642       2,553,314

Swiss Franc                        129,400,000    November 2005        110,037,398       2,906,654

Swiss Franc                         88,700,000    December 2005         75,524,143       3,636,946
                                                                  ----------------   -------------

                                                                  $  1,442,669,804   $  (6,399,028)
                                                                  ================   =============

THE OAKMARK INTERNATIONAL SMALL CAP FUND

                                                                                      UNREALIZED
                                   CONTRACT        SETTLEMENT        VALUATION       APPRECIATION/
                                    AMOUNT            DATE          AT 03/31/05      DEPRECIATION
--------------------------------------------------------------------------------------------------
FOREIGN CURRENCY SOLD:

British Pound Sterling              11,200,000      July 2005     $     21,063,651   $    (871,172)

British Pound Sterling              11,400,000      July 2005           21,438,234        (807,654)

British Pound Sterling               4,700,000    November 2005          8,800,369        (129,809)

British Pound Sterling               4,600,000    December 2005          8,611,215         130,625

British Pound Sterling               1,100,000    December 2005          2,059,102          42,118

Swiss Franc                         53,500,000    November 2005         45,471,320         673,238

Swiss Franc                         30,800,000    November 2005         26,180,114         451,966

Swiss Franc                         23,700,000    November 2005         20,153,681         532,362

Swiss Franc                         16,800,000    December 2005         14,304,460         688,847
                                                                  ----------------   -------------

                                                                  $    168,082,146   $     710,521
                                                                  ================   =============

SECURITY TRANSACTIONS AND INVESTMENT INCOME--

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Corporate gains taxes on the appreciation of certain foreign securities have been accrued for in accordance with the Funds' understanding of the applicable country's tax rules and rates, and are recorded as Deferred Foreign Tax Expense on the Statements of Operations. Net realized gains and losses on investments are determined by the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS--

Income, dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Tax and book differences are primarily related to foreign currency transactions, deferral of losses on wash sales, and character of capital loss carryforwards. The Funds also utilize, when appropriate, earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

SHORT SALES--

Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of a short sale. For the period ending March 31, 2005, the Funds had no short sales.

ACCOUNTING FOR OPTIONS--

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Options written by the Funds do not give rise to counterparty credit risk, as they obligate the Funds, not their counterparties, to perform.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and the failure of the counterparty to honor their portion of the contract.

At March 31, 2005, the Funds had no outstanding options.

COMMITTED LINE OF CREDIT--

The Funds have an unsecured committed line of credit with Investors Bank & Trust Company ("IBT") in the amount of $450 million. Borrowings under that arrangement bear interest at 0.45% above the Federal Funds Effective Rate. There were no borrowings during the period ended March 31, 2005.

REPURCHASE AGREEMENTS--

Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 105% of the repurchase price, including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 105% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

EXPENSE OFFSET ARRANGEMENT--

IBT serves as custodian of the Funds. IBT's fee may be reduced by credits which are an earnings allowance calculated on the average daily cash balances each Fund maintains with IBT. Credit balances used to reduce the Funds' custodian fees, if any, are reported as a reduction of total expenses in the Statements of Operations.

SECURITY LENDING--

Each Fund except Oakmark Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the fair value of the securities loaned by the Fund. Collateral is marked to market and monitored daily. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time, and the counterparty shall return the securities within five business days or less. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income or lack of access to income during that period.

At March 31, 2005, the Fund had no securities on loan.

RESTRICTED SECURITIES--

The following investments, the sales of which are restricted to qualified institutional buyers, have been valued according to the security valuation procedures for debt obligations and money market instruments (as stated in the Security valuation section) since their acquisition dates. There are no unrestricted securities with the same maturity dates and yields for these issuers. These securities are priced using market quotations and are not expressed as a discount to the carrying value of a comparable unrestricted security.

                                                                    ACQUISITION   CARRYING              MARKET          PERCENTAGE
     QUANTITY     SECURITY NAME                                     DATE          VALUE     COST        VALUE           OF TNA
     -----------------------------------------------------------------------------------------------------------------------------
     10,000,000   Cablevision Systems New York Group, 144A, 8.00%
                  due 4/15/2012                                       3/31/2004     102.75      100.25  $  10,275,000         0.12%
     10,000,000   Cablevision Systems New York Group, 144A, 8.00%
                  due 4/15/2012                                        4/1/2004     102.75      100.25     10,275,000         0.12%
                                                                                                        --------------------------
                                                                                                           20,550,000         0.24%
      3,000,000   Sealed Air Corporation, 144A, 5.625%
                  due 7/15/2023                                       6/27/2003   101.1442      100.68      3,034,326         0.03%
      5,000,000   Sealed Air Corporation, 144A, 5.625%
                  due 7/15/2023                                       8/20/2003   101.1442       96.41      5,057,210         0.06%
        300,000   Sealed Air Corporation, 144A, 5.625%
                  due 7/15/2023                                       8/21/2003   101.1442       96.79        303,433         0.00%
     11,700,000   Sealed Air Corporation, 144A, 5.625%
                  due 7/15/2023                                        4/6/2004   101.1442      103.31     11,833,871         0.13%
                                                                                                        --------------------------
                                                                                                           20,228,840         0.22%

                                                                      Aggregate Totals:                 $  40,778,840         0.46%

2. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with Harris Associates L.P. ("the Adviser"). For management services and facilities furnished, the Funds pay the Adviser monthly fees. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. Annual fee rates are as follows:

     FUND       ADVISORY FEES                         FUND                ADVISORY FEES
     ---------------------------------------------------------------------------------------------------------
     Oakmark    1.00% up to $2 billion;               Equity and Income   0.75% up to $5 billion;
                0.90% on the next $1 billion;                             0.70% on the next $2.5 billion;
                0.80% on the next $2 billion;                             0.675% on the next $2.5 billion;
                0.75% on the next $2.5 billion;                           0.65% on the next $2.5 billion; and
                0.70% on the next $2.5 billion; and                       0.60% over $12.5 billion
                0.65% over 10 billion

     Select     1.00% up to $1 billion;               Global              1.00% up to $2 billion;
                0.95% on the next $500 million;                           0.95% on the next $2 billion; and
                0.90% on the next $500 million;                           0.90% over $4 billion
                0.85% on the next $500 million;
                0.80% on the next $2.5 billion;       International       1.00% up to $2 billion;
                0.75% on the next $5 billion; and                         0.95% on the next $1 billion;
                0.725% over 10 billion                                    0.85% on the next $2 billion;
                                                                          0.825% on the next $2.5 billion; and
                                                                          0.815% over $7.5 billion;

                                                      Int'l Small Cap     1.25% up to $500 million;
                                                                          1.10% on the next $1 billion; and
                                                                          1.05% over $1.5 billion;

The Adviser undertakes to reimburse each Fund Class to the extent, but only to the extent, that its annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but including fees paid to the Adviser) exceed the percent set forth below of average daily net assets of the Fund Class through January 31, 2006.

     FUND                                          CLASS I             CLASS II
     ---------------------------------------------------------------------------
     Oakmark                                        1.50%                1.75%
     Select                                         1.50                 1.75
     Equity & Income                                1.00                 1.25
     Global                                         1.75                 2.00
     International                                  2.00                 2.25
     Int'l Small Cap                                2.00                 2.25

For the period ended March 31, 2005, the Funds incurred brokerage commissions, including commissions paid to an affiliate of the Adviser, as follows:

     FUND                                          TOTAL COMMISSIONS     COMMISSIONS PAID TO AFFILIATES
     --------------------------------------------------------------------------------------------------
     Oakmark                                         $   1,260,862                $   144,892
     Select                                              2,997,048                     59,518
     Equity and Income                                   3,529,889                     38,562
     Global                                                453,496                          0
     International                                       2,267,961                          0
     Int'l Small Cap                                       760,654                          0

IXIS Asset Management Services Co., an affiliate of the Adviser, provides transfer agent services to the Funds. The fees are based on the number of open accounts and the reimbursement of out-of-pocket expenses. For the period ended March 31, 2005, the Funds incurred the following transfer agent expenses:

      FUND                                                 TRANSFER AGENT FEES
      ------------------------------------------------------------------------
      Oakmark                                                 $   1,537,622
      Select                                                        771,131
      Equity and Income                                           1,020,885
      Global                                                        256,847
      International                                                 580,755
      Int'l Small Cap                                               121,674

The Adviser has entered into agreements financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to the Funds. These services would be provided by the Funds if the shares were held in accounts registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of these fees pursuant to a separate agreement with the Adviser. These fees are reflected as other shareholder servicing fees in the Statements of Operations.

The non-interested Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred for a participant is determined by reference to the change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits under the plan are payable upon retirement. The interested trustees are not compensated by the Funds.

3. FEDERAL INCOME TAXES

It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

                         COST OF INVESTMENTS                                           NET UNREALIZED
                         FOR FEDERAL INCOME    GROSS UNREALIZED   GROSS UNREALIZED      APPRECIATION
     FUND                   TAX PURPOSES         APPRECIATION      (DEPRECIATION)      (DEPRECIATION)
     -------------------------------------------------------------------------------------------------
     Oakmark             $     5,477,926,909   $  1,457,373,014   $    (71,049,136)   $  1,386,323,878
     Select                    4,102,540,994      1,877,653,477        (15,075,218)      1,862,578,259
     Equity and Income         7,647,420,627      1,183,059,146        (79,047,755)      1,104,011,391
     Global                    1,281,533,680        375,427,425         (6,925,821)        368,501,604
     International             3,951,769,244      1,319,250,039         (5,249,870)      1,314,000,169
     Int'l Small Cap             660,478,538        264,167,520         (5,080,483)        259,087,037

As of March 31, 2005, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions.

     FUND                   2009          2010           2011           2012          TOTAL
     ------------------------------------------------------------------------------------------
     Oakmark             $ 31,111,848   $ 2,634,325   $ 27,893,934  $ 68,483,540  $ 130,123,647

For the period ended March 31, 2005, estimates of the components of distributable earnings on a tax basis are disclosed below. Interim tax calculations performed before the end of the fiscal year are not necessarily indicative of the year-end tax position of a Fund, nor are they indicative of distribution requirements. Undistributed income, gains, and losses can increase or decrease as each Fund conducts its operations.

                            UNDISTRIBUTED      UNDISTRIBUTED LONG-   TOTAL DISTRIBUTABLE
     FUND                  ORDINARY INCOME          TERM GAIN             EARNINGS
     -----------------------------------------------------------------------------------
     Oakmark             $        32,425,065   $                 0   $        32,425,065
     Select                        8,674,057           259,253,045           267,927,102
     Equity and Income            38,762,611             8,687,115            47,449,726
     Global                                0            16,929,922            16,929,922
     International                   630,472           106,333,471           106,963,943
     Int'l Small Cap               5,413,799            62,759,705            68,173,504

During the period ended March 31, 2005, the tax character of distributions paid was as follows:

                         DISTRIBUTIONS PAID    DISTRIBUTIONS PAID
                            FROM ORDINARY        FROM LONG-TERM
     FUND                      INCOME             CAPITAL GAIN
     -------------------------------------------------------------
     Oakmark             $        29,130,276   $                 0
     Select                       42,138,425                     0
     Equity and Income            70,711,046           210,226,794
     Global                        7,195,993            25,739,670
     International                60,835,092            12,575,394
     Int'l Small Cap              11,229,305            15,549,000

4. INVESTMENT TRANSACTIONS

For the period ended March 31, 2005, transactions in investment securities (excluding short term and U.S. Government securities) were as follows (in thousands):

                                                             EQUITY &                                          INT'L
                              OAKMARK         SELECT          INCOME          GLOBAL       INTERNATIONAL     SMALL CAP
     -------------------------------------------------------------------------------------------------------------------
     Purchases             $     568,648   $     838,184   $   1,980,228   $     198,382   $     616,871   $     189,237
     Proceeds from sales         592,904         921,213       1,789,007         106,195         347,764         156,233

Purchases at cost and proceeds from sales of long-term U.S. Government securities for the period ended March 31, 2005 were $3,473,744 and $3,463,176 respectively for Equity and Income.

Transactions in written options during the period ended March 31, 2005, were as follows:

                                                    EQUITY AND INCOME
                                                 ------------------------
                                                 NUMBER OF      PREMIUMS
                                                 CONTRACTS      RECEIVED
     --------------------------------------------------------------------
     Options outstanding at September 30, 2004       13,000    $  948,977
     Options expired                                 (6,500)     (521,987)
     Options exercised                               (6,500)     (426,990)
                                                 ----------    ----------
     Options outstanding at March 31, 2005                0    $        0

5. INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer, as defined under the Investment Company Act of 1940, is one in which the Trust's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's investments in securities of these issuers for the period ended March 31, 2005, is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK FUND

                                                                                                      MARKET VALUE
                                                        PURCHASES         SALES         DIVIDEND        MARCH 31,
     AFFILIATES                          SHARES          (COST)         PROCEEDS         INCOME           2005
     --------------------------------------------------------------------------------------------------------------
     H&R Block, Inc.                      3,029,300   $           0   $           0   $   1,332,892   $ 153,221,994
     Toys 'R' Us, Inc.**+                         0               0      74,230,258               0               0
                                                      -------------   -------------   -------------   -------------
     TOTALS                                           $           0   $  74,230,258   $   1,332,892   $ 153,221,994
                                                      =============   =============   =============   =============

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK SELECT FUND

                                                                                                      MARKET VALUE
                                                        PURCHASES         SALES         DIVIDEND        MARCH 31,
     AFFILIATES                          SHARES          (COST)         PROCEEDS         INCOME           2005
     --------------------------------------------------------------------------------------------------------------
     H&R Block, Inc.                      8,259,800   $           0   $   9,870,355   $   3,664,452   $ 417,780,684
     The Dun & Bradstreet
        Corporation+                      3,934,900               0               0               0     241,799,605
     Toys 'R' Us, Inc.**+                         0               0     275,921,973               0               0
                                                      -------------   -------------   -------------   -------------
     TOTALS                                           $           0   $ 285,792,328   $   3,664,452   $ 659,580,289
                                                      =============   =============   =============   =============

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK EQUITY AND INCOME FUND

                                                                                                      MARKET VALUE
                                                        PURCHASES         SALES         DIVIDEND        MARCH 31,
     AFFILIATES                          SHARES          (COST)         PROCEEDS         INCOME           2005
     --------------------------------------------------------------------------------------------------------------
     Mentor Graphics Corporation+           *         $           0   $           0   $           0   $           *
     St. Mary Land & Exploration
        Company***                        1,450,000               0               0          72,500      72,572,500
                                                      -------------   -------------   -------------   -------------
     TOTALS                                           $           0   $           0   $      72,500   $  72,572,500
                                                      =============   =============   =============   =============

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK GLOBAL FUND

                                                                                                         MARKET VALUE
                                                           PURCHASES         SALES         DIVIDEND        MARCH 31,
     AFFILIATES                             SHARES          (COST)         PROCEEDS         INCOME           2005
     -----------------------------------------------------------------------------------------------------------------
     Euronext NV                             1,814,000   $           0   $           0   $           0   $  64,540,882
     Grupo Aeroportuario del
        Sureste S.A. de C.V.                         *               0               0               0               *
     Lonza Group AG, Registered Shares         710,400               0               0               0      43,472,062
     Lotte Chilsung Beverage Co., Ltd.          13,430               0               0          25,790      13,278,211
     Meitec Corporation                        760,000               0               0         236,903      26,518,636
     Michael Page International plc          4,815,400               0               0               0      17,652,876
     Orbotech, Ltd.+                           412,700               0               0               0       9,038,130
                                                         -------------   -------------   -------------   -------------
     TOTALS                                              $           0   $           0   $     262,693   $ 174,500,797
                                                         =============   =============   =============   =============

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INTERNATIONAL FUND

                                                                                                         MARKET VALUE
                                                           PURCHASES         SALES         DIVIDEND        MARCH 31,
     AFFILIATES                             SHARES          (COST)         PROCEEDS         INCOME           2005
     -----------------------------------------------------------------------------------------------------------------
     Chargeurs SA                              790,182   $           0   $           0   $           0   $  33,900,835
     Enodis plc +                           33,585,320               0               0               0      71,080,240
     Euronext NV                             5,012,500       2,015,107               0               0     178,341,329
     Grupo Aeroportuario del
        Sureste S.A. de C.V.**                       0               0       6,338,193               0               0
     Lonza Group AG,
        Registered Shares                    2,057,300               0      12,853,083               0     125,893,964
     Lotte Chilsung Beverage Co., Ltd.          83,400               0               0         160,154      82,457,396
     Meitec Corporation                      2,483,800      14,989,812               0         768,412      86,667,090
     Michael Page International plc         25,698,900       6,582,097               0               0      94,210,137
     Orbotech, Ltd.+                         1,237,700               0               0               0      27,105,630
                                                         -------------   -------------   -------------   -------------
     TOTALS                                              $  23,587,016   $  19,191,276   $     928,566   $ 699,656,621
                                                         =============   =============   =============   =============

SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
THE OAKMARK INT'L SMALL CAP FUND

                                                                                                         MARKET VALUE
                                                           PURCHASES         SALES         DIVIDEND        MARCH 31,
     AFFILIATES                             SHARES          (COST)         PROCEEDS         INCOME           2005
     -----------------------------------------------------------------------------------------------------------------
     Alaska Milk Corporation                56,360,000   $     363,857   $           0   $     143,138   $   3,805,329
     Grupo Aeroportuario del
        Sureste S.A. de C.V.                         *               0      27,035,150               0               *
     Gurit-Heberlein AG                         36,075               0               0               0      26,916,015
     Interpump Group S.p.A.                  5,326,600       8,215,797               0               0      28,299,794
     Mainfreight Limited                     7,816,058               0       2,011,738         223,957      14,738,018
     Matichon Public Company
        Limited, Foreign Shares              2,039,500               0               0               0       3,545,143
     Morse                                  10,548,500       2,144,859               0         625,809      21,427,946
     Orbotech, Ltd.+                           499,300      10,371,360               0               0      10,934,670
     Royal Doulton plc**                             0               0       5,020,783               0               0
                                                         -------------   -------------   -------------   -------------
     TOTALS                                              $  21,095,873   $  34,067,671   $     992,904   $ 109,666,915
                                                         =============   =============   =============   =============

* Due to transactions during the period, the company is no longer an affiliated security.
**   Position in issuer liquidated during the 6 months.
*** Due to a decrease in shares outstanding, the company became an affiliated issuer.
+    Non-income producing security.

THE OAKMARK FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
                                                             MARCH 31,          YEAR ENDED          YEAR ENDED
                                                               2005            SEPTEMBER 30,       SEPTEMBER 30,
                                                            (UNAUDITED)             2004                2003
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $       38.68       $       33.85       $       28.08
Income From Investment Operations:
   Net Investment Income                                            0.20                0.16                0.13
   Net Gains (Losses) on Investments
      (both realized and unrealized)                                2.14                4.81                5.75
                                                           -------------       -------------       -------------
   Total From Investment Operations:                                2.34                4.97                5.88
Less Distributions:
   Dividends (from net investment income)                          (0.17)              (0.14)              (0.11)
   Distributions (from capital gains)                               0.00                0.00                0.00
                                                           -------------       -------------       -------------
   Total Distributions                                             (0.17)              (0.14)              (0.11)
                                                           -------------       -------------       -------------
   Redemption Fee Per Share                                         0.00(a)             0.00(a)               --
Net Asset Value, End of Period                             $       40.85       $       38.68       $       33.85
                                                           =============       =============       =============
Total Return                                                        6.05%              14.73%              20.99%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                    $     6,904.9       $     6,474.0       $     4,769.4
   Ratio of Expenses to Average Net Assets                          1.03%*              1.05%               1.14%
   Ratio of Net Investment Income to Average Net Assets             1.01%*              0.47%               0.48%
   Portfolio Turnover Rate                                             9%                 19%                 21%

                                                            YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                           SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                                                2002              2001              2000
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $       32.01     $       26.95     $       34.37
Income From Investment Operations:
   Net Investment Income                                            0.12              0.07              0.49
   Net Gains (Losses) on Investments
      (both realized and unrealized)                               (3.85)             5.38             (2.91)
                                                           -------------     -------------     -------------
   Total From Investment Operations:                               (3.73)             5.45             (2.42)
Less Distributions:
   Dividends (from net investment income)                          (0.20)            (0.39)            (0.26)
   Distributions (from capital gains)                               0.00              0.00             (4.74)
                                                           -------------     -------------     -------------
   Total Distributions                                             (0.20)            (0.39)            (5.00)
                                                           -------------     -------------     -------------
   Redemption Fee Per Share                                           --                --                --
Net Asset Value, End of Period                             $       28.08     $       32.01     $       26.95
                                                           =============     =============     =============
Total Return                                                      (11.77)%           20.42%            (7.55)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                    $     3,300.9     $     3,109.1     $     2,038.7
   Ratio of Expenses to Average Net Assets                          1.17%             1.15%             1.21%
   Ratio of Net Investment Income to Average Net Assets             0.38%             0.73%             1.42%
   Portfolio Turnover Rate                                            44%               57%               50%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                          PERIOD ENDED
                                                            MARCH 31,         YEAR ENDED          YEAR ENDED
                                                              2005           SEPTEMBER 30,       SEPTEMBER 30,
                                                           (UNAUDITED)            2004                2003
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $       38.45      $       33.68       $       28.04
Income From Investment Operations:
   Net Investment Income                                           0.15               0.04(c)             0.05
   Net Gains (Losses) on Investments
      (both realized and unrealized)                               2.12               4.78                5.69
                                                          -------------      -------------       -------------
   Total From Investment Operations:                               2.27               4.82                5.74
Less Distributions:
   Dividends (from net investment income)                         (0.07)             (0.05)              (0.10)
   Distributions (from capital gains)                              0.00               0.00                0.00
                                                          -------------      -------------       -------------
   Total Distributions                                            (0.07)             (0.05)              (0.10)
Net Asset Value, End of Period                            $       40.65      $       38.45       $       33.68
                                                          =============      =============       =============
Total Return                                                       5.91%             14.32%              20.52%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                   $        65.9      $        51.9       $        21.1
   Ratio of Expenses to Average Net Assets                         1.26%*             1.40%               1.53%
   Ratio of Net Investment Income to Average Net Assets            0.79%*             0.11%               0.06%
   Portfolio Turnover Rate                                            9%                19%                 21%

                                                                            APRIL 5, 2001
                                                           YEAR ENDED          THROUGH
                                                          SEPTEMBER 30,     SEPTEMBER 30,
                                                               2002            2001 (b)
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $       31.97     $       32.09
Income From Investment Operations:
   Net Investment Income                                           0.16              0.05
   Net Gains (Losses) on Investments
      (both realized and unrealized)                              (3.92)            (0.17)
                                                          -------------     -------------
   Total From Investment Operations:                              (3.76)            (0.12)
Less Distributions:
   Dividends (from net investment income)                         (0.17)             0.00
   Distributions (from capital gains)                              0.00              0.00
                                                          -------------     -------------
   Total Distributions                                            (0.17)             0.00
Net Asset Value, End of Period                            $       28.04     $       31.97
                                                          =============     =============
Total Return                                                     (11.85)%           (0.37)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                   $         7.7     $         0.1
   Ratio of Expenses to Average Net Assets                         1.44%             1.32%*
   Ratio of Net Investment Income to Average Net Assets            0.35%             0.46%*
   Portfolio Turnover Rate                                           44%               57%

*    Data has been annualized.
(a)  Amount rounds to less than $0.01
(b) The date on which Class II shares were first sold to the public was April 5, 2001.
(c)  Computed using average shares outstanding throughout the period.

THE OAKMARK SELECT FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                          PERIOD ENDED
                                                            MARCH 31,         YEAR ENDED          YEAR ENDED
                                                              2005           SEPTEMBER 30,       SEPTEMBER 30,
                                                           (UNAUDITED)            2004                2003
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $       31.20       $       27.55       $       21.67
Income From Investment Operations:
   Net Investment Income                                            0.18                0.15(a)             0.05
   Net Gains (Losses) on Investments
      (both realized and unrealized)                                2.25                3.60                5.85
                                                           -------------       -------------       -------------
   Total From Investment Operations:                                2.43                3.75                5.90
Less Distributions:
   Dividends (from net investment income)                          (0.24)              (0.10)              (0.02)
   Distributions (from capital gains)                               0.00                0.00                0.00
                                                           -------------       -------------       -------------
   Total Distributions                                             (0.24)              (0.10)              (0.02)
                                                           -------------       -------------       -------------
   Redemption Fee Per Share                                         0.00(b)             0.00(b)               --
Net Asset Value, End of Period                             $       33.39       $       31.20       $       27.55
                                                           =============       =============       =============
Total Return                                                        7.82%              13.64%              27.25%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                    $     5,874.4       $     5,463.0       $     4,993.0
   Ratio of Expenses to Average Net Assets                          1.00%*              1.00%               1.02%
   Ratio of Net Investment Income to Average Net Assets             1.10%*              0.50%               0.23%
   Portfolio Turnover Rate                                            16%                 14%                 20%

                                                            YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                           SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                                                2002              2001              2000
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $       25.20     $       21.45     $       20.92
Income From Investment Operations:
   Net Investment Income                                            0.02              0.03              0.13
   Net Gains (Losses) on Investments
      (both realized and unrealized)                               (3.50)             5.17              4.32
                                                           -------------     -------------     -------------
   Total From Investment Operations:                               (3.48)             5.20              4.45
Less Distributions:
   Dividends (from net investment income)                          (0.05)            (0.09)            (0.20)
   Distributions (from capital gains)                               0.00             (1.36)            (3.72)
                                                           -------------     -------------     -------------
   Total Distributions                                             (0.05)            (1.45)            (3.92)
                                                           -------------     -------------     -------------
   Redemption Fee Per Share                                           --                --                --
Net Asset Value, End of Period                             $       21.67     $       25.20     $       21.45
                                                           =============     =============     =============
Total Return                                                      (13.85)%           25.75%            24.53%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                    $     3,717.6     $     4,161.4     $     1,772.0
   Ratio of Expenses to Average Net Assets                          1.07%             1.08%             1.17%
   Ratio of Net Investment Income to Average Net Assets             0.09%             0.26%             0.76%
   Portfolio Turnover Rate                                            32%               21%               69%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 PERIOD ENDED
                                                                   MARCH 31,         YEAR ENDED          YEAR ENDED
                                                                     2005           SEPTEMBER 30,       SEPTEMBER 30,
                                                                  (UNAUDITED)           2004                2003
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $       31.00      $       27.37       $       21.56
Income From Investment Operations:
   Net Investment Income (Loss)                                           0.14               0.09(a)             0.00(b)
   Net Gains (Losses) on Investments
      (both realized and unrealized)                                      2.24               3.58                5.81
                                                                 -------------      -------------       -------------
   Total From Investment Operations:                                      2.38               3.67                5.81
Less Distributions:
   Dividends (from net investment income)                                (0.15)             (0.04)               0.00
   Distributions (from capital gains)                                     0.00               0.00                0.00
                                                                 -------------      -------------       -------------
   Total Distributions                                                   (0.15)             (0.04)               0.00
Net Asset Value, End of Period                                   $       33.23      $       31.00       $       27.37
                                                                 =============      =============       =============
Total Return                                                              7.68%             13.40%              26.95%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                          $        96.3      $        98.0       $        93.1
   Ratio of Expenses to Average Net Assets                                1.26%*             1.21%               1.29%
   Ratio of Net Investment Income (Loss) to Average Net Assets            0.85%*             0.29%              (0.04)%
   Portfolio Turnover Rate                                                  16%                14%                 20%

                                                                                                         DECEMBER 31, 1999
                                                                     YEAR ENDED       YEAR ENDED              THROUGH
                                                                    SEPTEMBER 30,    SEPTEMBER 30,         SEPTEMBER 30,
                                                                        2002             2001                 2000 (c)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $       25.10    $       21.40       $           18.42
Income From Investment Operations:
   Net Investment Income (Loss)                                             (0.04)            0.00(b)                 0.10
   Net Gains (Losses) on Investments
      (both realized and unrealized)                                        (3.50)            5.10                    2.88
                                                                    -------------    -------------       -----------------
   Total From Investment Operations:                                        (3.54)            5.10                    2.98
Less Distributions:
   Dividends (from net investment income)                                    0.00            (0.06)                   0.00
                                                                    -------------            (1.34)                   0.00
   Distributions (from capital gains)                                        0.00    -------------       -----------------
   Total Distributions                                                       0.00            (1.40)                   0.00
Net Asset Value, End of Period                                      $       21.56    $       25.10       $           21.40
                                                                    =============    =============       =================
Total Return                                                               (14.10)%          25.28%                  16.18%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                             $        64.4    $        35.4       $             6.8
   Ratio of Expenses to Average Net Assets                                   1.36%            1.40%                   1.41%*
   Ratio of Net Investment Income (Loss) to Average Net Assets               0.29%           (0.08)%                  0.59%*
   Portfolio Turnover Rate                                                     32%              21%                     69%

*    Data has been annualized.
(a)  Computed using average shares outstanding throughout the period.
(b)  Amount rounds to less than $0.01 per share.
(c) The date on which Class II shares were first sold to the public was December 31, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK EQUITY AND INCOME FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                          PERIOD ENDED
                                                            MARCH 31,          YEAR ENDED          YEAR ENDED
                                                               2005           SEPTEMBER 30,       SEPTEMBER 30,
                                                           (UNAUDITED)             2004                2003
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $       23.12       $       20.30       $       17.18
Income From Investment Operations:
   Net Investment Income                                           0.14                0.15                0.17
   Net Gains (Losses) on Investments
      (both realized and unrealized)                               0.88                2.81                3.19
                                                          -------------       -------------       -------------
   Total From Investment Operations:                               1.02                2.96                3.36
Less Distributions:
   Dividends (from net investment income)                         (0.20)              (0.14)              (0.24)
   Distributions (from capital gains)                             (0.59)               0.00                0.00
                                                          -------------       -------------       -------------
   Total Distributions                                            (0.79)              (0.14)              (0.24)
                                                          -------------       -------------       -------------
   Redemption Fee Per Share                                        0.00(b)             0.00(b)               --
Net Asset Value, End of Period                            $       23.35       $       23.12       $       20.30
                                                          =============       =============       =============
Total Return                                                       4.44%              14.64%              19.75%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                   $     8,187.9       $     7,577.9       $     4,138.0
   Ratio of Expenses to Average Net Assets                         0.91%*              0.92%               0.93%
   Ratio of Net Investment Income to Average Net Assets            1.21%*              0.78%               1.07%
   Portfolio Turnover Rate                                           66%                 72%                 48%

                                                           YEAR ENDED          YEAR ENDED        YEAR ENDED
                                                          SEPTEMBER 30,       SEPTEMBER 30,     SEPTEMBER 30,
                                                               2002                2001              2000
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $       17.45       $       16.50     $       15.68
Income From Investment Operations:
   Net Investment Income                                           0.33(a)             0.08              0.35
   Net Gains (Losses) on Investments
      (both realized and unrealized)                              (0.40)               2.11              2.28
                                                          -------------       -------------     -------------
   Total From Investment Operations:                              (0.07)               2.19              2.63
Less Distributions:
   Dividends (from net investment income)                         (0.16)              (0.24)            (0.45)
   Distributions (from capital gains)                             (0.04)              (1.00)            (1.36)
                                                          -------------       -------------     -------------
   Total Distributions                                            (0.20)              (1.24)            (1.81)
                                                          -------------       -------------     -------------
   Redemption Fee Per Share                                          --                  --                --
Net Asset Value, End of Period                            $       17.18       $       17.45     $       16.50
                                                          =============       =============     =============
Total Return                                                      (0.47)%             14.40%            18.51%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                   $     2,241.9       $       620.1     $        54.5
   Ratio of Expenses to Average Net Assets                         0.96%               0.98%             1.24%
   Ratio of Net Investment Income to Average Net Assets            1.71%               2.07%             3.04%
   Portfolio Turnover Rate                                           73%                124%               87%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                          PERIOD ENDED
                                                            MARCH 31,          YEAR ENDED          YEAR ENDED
                                                               2005           SEPTEMBER 30,       SEPTEMBER 30,
                                                           (UNAUDITED)             2004                2003
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $       23.03       $       20.24       $       17.15
Income From Investment Operations:
   Net Investment Income                                           0.10                0.11                0.16
   Net Gains (Losses) on Investments
      (both realized and unrealized)                               0.88                2.79                3.15
                                                          -------------       -------------       -------------
   Total From Investment Operations:                               0.98                2.90                3.31
Less Distributions:
   Dividends (from net investment income)                         (0.15)              (0.11)              (0.22)
   Distributions (from capital gains)                             (0.59)               0.00                0.00
                                                          -------------       -------------       -------------
   Total Distributions                                            (0.74)              (0.11)              (0.22)
Net Asset Value, End of Period                            $       23.27       $       23.03       $       20.24
                                                          =============       =============       =============
Total Return                                                       4.28%              14.36%              19.46%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                   $       619.7       $       478.7       $       246.6
   Ratio of Expenses to Average Net Assets                         1.15%*              1.17%               1.17%
   Ratio of Net Investment Income to Average Net Assets            0.96%*              0.53%               0.84%
   Portfolio Turnover Rate                                           66%                 72%                 48%

                                                                                                JULY 13, 2000
                                                           YEAR ENDED          YEAR ENDED          THROUGH
                                                          SEPTEMBER 30,       SEPTEMBER 30,     SEPTEMBER 30,
                                                               2002                2001            2000 (c)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $       17.40       $       16.49     $       15.51
Income From Investment Operations:
   Net Investment Income                                           0.30(a)             0.07              0.30
   Net Gains (Losses) on Investments
      (both realized and unrealized)                              (0.40)               2.08              0.68
                                                          -------------       -------------     -------------
   Total From Investment Operations:                              (0.10)               2.15              0.98
Less Distributions:
   Dividends (from net investment income)                         (0.11)              (0.24)             0.00
   Distributions (from capital gains)                             (0.04)              (1.00)             0.00
                                                          -------------       -------------     -------------
   Total Distributions                                            (0.15)              (1.24)             0.00
Net Asset Value, End of Period                            $       17.15       $       17.40     $       16.49
                                                          =============       =============     =============
Total Return                                                      (0.60)%             14.07%             6.32%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                   $       118.7       $         3.3     $         0.4
   Ratio of Expenses to Average Net Assets                         1.20%               1.23%             1.32%*
   Ratio of Net Investment Income to Average Net Assets            1.50%               1.95%             2.59%*
   Portfolio Turnover Rate                                           73%                124%               87%

*    Data has been annualized.
(a)  Computed using average shares outstanding throughout the period.
(b)  Amount rounds to less than $0.01 per share.
(c) The date on which Class II shares were first sold to the the public was July 13, 2000.

THE OAKMARK GLOBAL FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             PERIOD ENDED
                                               MARCH 31,          YEAR ENDED          YEAR ENDED
                                                 2005            SEPTEMBER 30,       SEPTEMBER 30,
                                              (UNAUDITED)             2004                2003
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       19.73       $       16.98       $       11.30
Income From Investment Operations:
   Net Investment Income                              0.00(a)             0.09                0.01
   Net Gains (Losses) on Investments
      (both realized and unrealized)                  2.68                2.71                5.67
                                             -------------       -------------       -------------
   Total From Investment Operations:                  2.68                2.80                5.68
Less Distributions:
   Dividends (from net investment income)            (0.10)               0.00(a)             0.00
   Distributions (from capital gains)                (0.37)              (0.05)               0.00
                                             -------------       -------------       -------------
   Total Distributions                               (0.47)              (0.05)               0.00
                                             -------------       -------------       -------------
   Redemption Fee Per Share                           0.00(a)             0.00(a)               --
Net Asset Value, End of Period               $       21.94       $       19.73       $       16.98
                                             =============       =============       =============
Total Return                                         13.67%              16.54%              50.27%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)      $     1,612.8       $     1,336.3       $       704.8
   Ratio of Expenses to Average Net Assets            1.22%*              1.26%               1.28%
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                           0.06%*              0.47%               0.00%(d)
   Portfolio Turnover Rate                               7%                 16%                 42%

                                              YEAR ENDED             YEAR ENDED           YEAR ENDED
                                             SEPTEMBER 30,          SEPTEMBER 30,        SEPTEMBER 30,
                                                 2002                   2001                 2000
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       10.83          $       10.91        $        9.18
Income From Investment Operations:
   Net Investment Income                              0.00(a)(b)             0.03                 0.11
   Net Gains (Losses) on Investments
      (both realized and unrealized)                  0.76(c)                0.12                 1.63
                                             -------------          -------------        -------------
   Total From Investment Operations:                  0.76                   0.15                 1.74
Less Distributions:
   Dividends (from net investment income)             0.00                  (0.17)               (0.01)
   Distributions (from capital gains)                (0.29)                 (0.06)                0.00
                                             -------------          -------------        -------------
   Total Distributions                               (0.29)                 (0.23)               (0.01)
                                             -------------          -------------        -------------
   Redemption Fee Per Share                             --                     --                   --
Net Asset Value, End of Period               $       11.30          $       10.83        $       10.91
                                             =============          =============        =============
Total Return                                          6.84%                  1.37%               18.97%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)      $       175.6          $        48.2        $        27.2
   Ratio of Expenses to Average Net Assets            1.55%                  1.75%(e)             1.75%(e)
   Ratio of Net Investment Income (Loss)
      to Average Net Assets                          (0.01)%                 0.00(e)              0.54%(e)
   Portfolio Turnover Rate                              86%                   114%                 147%

*    Data has been annualized.
(a)  Amount rounds to less than $0.01 per share.
(b)  Computed using average shares outstanding throughout the period.
(c) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating net asset value per share of the class.
(d)  Amount rounds to less than 0.01%.
(e) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Advisers, ratios would have been as follows:

                                                   SEPTEMBER 30,   SEPTEMBER 30,
                                                       2001            2000
--------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                1.80%          1.96%
Ratio of Net Income (Loss) to Average Net Assets      (0.05)%         0.34%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             PERIOD ENDED                                           OCTOBER 10, 2001
                                               MARCH 31,         YEAR ENDED        YEAR ENDED          THROUGH
                                                 2005           SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                              (UNAUDITED)            2004              2003            2002 (a)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       19.53      $       16.84     $       11.24     $          11.25
Income From Investment Operations:
   Net Investment Income (Loss)                      (0.01)              0.05              0.02                (0.03)
   Net Gains (Losses) on Investments
     (both realized and unrealized)                   2.63               2.69              5.58                 0.31(b)
                                             -------------      -------------     -------------     ----------------
   Total From Investment Operations:                  2.62               2.74              5.60                 0.28
Less Distributions:
   Dividends (from net investment income)            (0.07)              0.00              0.00                 0.00
   Distributions (from capital gains)                (0.37)             (0.05)             0.00                (0.29)
                                             -------------      -------------     -------------     ----------------
   Total Distributions                               (0.44)             (0.05)             0.00                (0.29)
Net Asset Value, End of Period               $       21.71      $       19.53     $       16.84     $          11.24
                                             =============      =============     =============     ================
Total Return                                         13.50%             16.32%            49.82%                2.31%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)      $        40.5      $        24.7     $         5.8     $            0.6
   Ratio of Expenses to Average Net Assets            1.46%*             1.50%             1.46%                1.86%*
   Ratio of Net Investment Income (Loss)
     to Average Net Assets                           (0.15)%*            0.37%            (0.01)%              (0.26)%*
   Portfolio Turnover Rate                               7%                16%               42%                  86%

*    Data has been annualized.
(a) The date on which Class II shares were first offered for sale to the public was October 10, 2001.
(b) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating net asset value per share of the class.

THE OAKMARK INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                          PERIOD ENDED
                                                            MARCH 31,          YEAR ENDED          YEAR ENDED
                                                              2005            SEPTEMBER 30,       SEPTEMBER 30,
                                                           (UNAUDITED)            2004                2003
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $       18.98       $       15.67       $       12.17
Income From Investment Operations:
   Net Investment Income                                           0.04                0.24                0.11
   Net Gains (Losses) on Investments
      (both realized and unrealized)                               2.88                3.18                3.52
                                                          -------------       -------------       -------------
   Total From Investment Operations:                               2.92                3.42                3.63
Less Distributions:
   Dividends (from net investment income)                         (0.27)              (0.11)              (0.13)
   Distributions (from capital gains)                             (0.05)               0.00                0.00
                                                          -------------       -------------       -------------
   Total Distributions                                            (0.32)              (0.11)              (0.13)
                                                          -------------       -------------       -------------
   Redemption Fee Per Share                                        0.00(a)             0.00(a)               --
Net Asset Value, End of Period                            $       21.58       $       18.98       $       15.67
                                                          =============       =============       =============
Total Return                                                      15.47%              21.92%              29.97%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                   $     4,919.9       $     4,036.9       $     2,676.6
   Ratio of Expenses to Average Net Assets                         1.14%*              1.20%               1.25%
   Ratio of Net Investment Income to Average Net Assets            0.39%*              1.40%               1.03%
   Portfolio Turnover Rate                                            7%                 21%                 34%

                                                           YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                          SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                                              2002              2001              2000
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $       12.51     $       15.40     $       13.95
Income From Investment Operations:
   Net Investment Income                                           0.14              0.20              1.02
   Net Gains (Losses) on Investments
      (both realized and unrealized)                              (0.31)            (2.07)             0.92
                                                          -------------     -------------     -------------
   Total From Investment Operations:                              (0.17)            (1.87)             1.94
Less Distributions:
   Dividends (from net investment income)                         (0.17)            (0.51)            (0.49)
   Distributions (from capital gains)                              0.00             (0.51)             0.00
                                                          -------------     -------------     -------------
   Total Distributions                                            (0.17)            (1.02)            (0.49)
                                                          -------------     -------------     -------------
   Redemption Fee Per Share                                          --                --                --
Net Asset Value, End of Period                            $       12.17     $       12.51     $       15.40
                                                          =============     =============     =============
Total Return                                                      (1.53)%          (13.10)%           14.27%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                   $     1,393.8     $       738.5     $       782.4
   Ratio of Expenses to Average Net Assets                         1.31%             1.30%             1.30%
   Ratio of Net Investment Income to Average Net Assets            1.34%             1.40%             1.87%
   Portfolio Turnover Rate                                           24%               58%               64%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                          PERIOD ENDED
                                                            MARCH 31,         YEAR ENDED        YEAR ENDED
                                                              2005           SEPTEMBER 30,     SEPTEMBER 30,
                                                           (UNAUDITED)           2004              2003
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $       18.86      $       15.58     $       12.13
Income From Investment Operations:
   Net Investment Income                                           0.02               0.18              0.08
   Net Gains (Losses) on Investments
      (both realized and unrealized)                               2.86               3.16              3.48
                                                          -------------      -------------     -------------
   Total From Investment Operations:                               2.88               3.34              3.56
Less Distributions:
   Dividends (from net investment income)                         (0.22)             (0.06)            (0.11)
   Distributions (from capital gains)                             (0.05)              0.00              0.00
                                                          -------------      -------------     -------------
   Total Distributions                                            (0.27)             (0.06)            (0.11)
Net Asset Value, End of Period                            $       21.47      $       18.86     $       15.58
                                                          =============      =============     =============
Total Return                                                      15.35%             21.52%            29.52%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                   $       345.6      $       259.2     $       123.2
   Ratio of Expenses to Average Net Assets                         1.39%*             1.53%             1.67%
   Ratio of Net Investment Income to Average Net Assets            0.16%*             1.18%             0.69%
   Portfolio Turnover Rate                                            7%                21%               34%

                                                                                              NOVEMBER 4, 1999
                                                           YEAR ENDED         YEAR ENDED          THROUGH
                                                          SEPTEMBER 30,     SEPTEMBER 30,      SEPTEMBER 30,
                                                              2002              2001              2000 (b)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $       12.47     $       15.37     $          14.36
Income From Investment Operations:
   Net Investment Income                                           0.15              0.17                 0.96
   Net Gains (Losses) on Investments
      (both realized and unrealized)                              (0.37)            (2.10)                0.54
                                                          -------------     -------------     ----------------
   Total From Investment Operations:                              (0.22)            (1.93)                1.50
Less Distributions:
   Dividends (from net investment income)                         (0.12)            (0.49)               (0.49)
   Distributions (from capital gains)                              0.00             (0.48)                0.00
                                                          -------------     -------------     ----------------
   Total Distributions                                            (0.12)            (0.97)               (0.49)
Net Asset Value, End of Period                            $       12.13     $       12.47     $          15.37
                                                          =============     =============     ================
Total Return                                                      (1.76)%          (13.44)%              10.79%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                   $        48.5     $         1.9     $            0.1
   Ratio of Expenses to Average Net Assets                         1.58%             1.64%                1.50%*
   Ratio of Net Investment Income to Average Net Assets            1.33%             0.62%                1.98%*
   Portfolio Turnover Rate                                           24%               58%                  64%

*    Data has been annualized.
(a)  Amount rounds to less than $0.01 per share.
(b) The date on which Class II shares were first sold to the public was November 4, 1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                          PERIOD ENDED
                                                            MARCH 31,          YEAR ENDED         YEAR ENDED
                                                              2005            SEPTEMBER 30,      SEPTEMBER 30,
                                                           (UNAUDITED)            2004               2003
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $       18.26       $       13.74     $         10.17
Income From Investment Operations:
   Net Investment Income                                           0.02                0.11                0.11
   Net Gains (Losses) on Investments
      (both realized and unrealized)                               3.49                4.52                3.82
                                                          -------------       -------------     ---------------
   Total From Investment Operations:                               3.51                4.63                3.93
Less Distributions:
   Dividends (from net investment income)                         (0.27)              (0.12)              (0.09)
   Distributions (from capital gains)                             (0.38)               0.00               (0.27)
                                                          -------------       -------------     ---------------
   Total Distributions                                            (0.65)              (0.12)              (0.36)
                                                          -------------       -------------     ---------------
   Redemption Fee Per Share                                        0.00(d)             0.01                  --
Net Asset Value, End of Period                            $       21.12       $       18.26     $         13.74
                                                          =============       =============     ===============
Total Return                                                      19.58%              33.94%              39.78%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                   $       927.6       $       734.1     $         477.8
   Ratio of Expenses to Average Net Assets                         1.43%*              1.49%               1.57%
   Ratio of Net Investment Income to Average Net Assets            0.15%*              0.72%               0.99%
   Portfolio Turnover Rate                                           19%                 29%                 30%

                                                             YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                            SEPTEMBER 30,     SEPTEMBER 30,     SEPTEMBER 30,
                                                                2002              2001              2000
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $       10.00       $       11.51     $       12.64
Income From Investment Operations:
   Net Investment Income                                           0.11                0.13              0.23
   Net Gains (Losses) on Investments
      (both realized and unrealized)                               0.36(a)            (0.81)            (0.66)
                                                          -------------       -------------     -------------
   Total From Investment Operations:                               0.47               (0.68)            (0.43)
Less Distributions:
   Dividends (from net investment income)                         (0.16)              (0.34)            (0.11)
   Distributions (from capital gains)                             (0.14)              (0.49)            (0.59)
                                                          -------------       -------------     -------------
   Total Distributions                                            (0.30)              (0.83)            (0.70)
                                                          -------------       -------------     -------------
   Redemption Fee Per Share                                          --                  --                --
Net Asset Value, End of Period                            $       10.17       $       10.00     $       11.51
                                                          =============       =============     =============
Total Return                                                       4.68%              (6.18)%           (3.44)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                   $       357.7       $       118.9     $        90.3
   Ratio of Expenses to Average Net Assets                         1.64%               1.74%             1.77%
   Ratio of Net Investment Income to Average Net Assets            1.28%               1.83%             1.99%
   Portfolio Turnover Rate                                           42%                 49%               40%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                          PERIOD ENDED
                                                            MARCH 31,         YEAR ENDED         YEAR ENDED
                                                              2005           SEPTEMBER 30,     SEPTEMBER 30,
                                                           (UNAUDITED)           2004               2003
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $       18.25      $       13.69     $        10.14
Income From Investment Operations:
   Net Investment Income                                           0.01               0.13               0.08
   Net Gains (Losses) on Investments
      (both realized and unrealized)                               3.48               4.52               3.81
                                                          -------------      -------------     --------------
   Total From Investment Operations:                               3.49               4.65               3.89
Less Distributions:
   Dividends (from net investment income)                         (0.26)             (0.09)             (0.07)
   Distributions (from capital gains)                             (0.38)              0.00              (0.27)
                                                          -------------      -------------     --------------
   Total Distributions                                            (0.64)             (0.09)             (0.34)
Net Asset Value, End of Period                            $       21.10      $       18.25     $        13.69
                                                          =============      =============     ==============
Total Return                                                      19.49%             34.11%             39.39%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                   $         0.6      $         0.5     $          0.4
   Ratio of Expenses to Average Net Assets                         1.51%*             1.39%              1.81%
   Ratio of Net Investment Income to Average Net Assets            0.09%*             0.75%              0.72%
   Portfolio Turnover Rate                                           19%                29%                30%

                                                                              JANUARY 8, 2001
                                                           YEAR ENDED            THROUGH
                                                          SEPTEMBER 30,       SEPTEMBER 30,
                                                              2002                2001 (b)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $        9.97       $         10.73
Income From Investment Operations:
   Net Investment Income                                           0.13(c)               0.15
   Net Gains (Losses) on Investments
      (both realized and unrealized)                               0.30(a)              (0.91)
                                                          -------------       ---------------
   Total From Investment Operations:                               0.43                 (0.76)
Less Distributions:
   Dividends (from net investment income)                         (0.12)                 0.00
   Distributions (from capital gains)                             (0.14)                 0.00
                                                          -------------       ---------------
   Total Distributions                                            (0.26)                 0.00
Net Asset Value, End of Period                            $       10.14       $          9.97
                                                          =============       ===============
Total Return                                                       4.25%                (7.08)%
Ratios/Supplemental Data:
   Net Assets, End of Period ($million)                   $         0.3       $           0.0
   Ratio of Expenses to Average Net Assets                         1.87%                 1.97%*
   Ratio of Net Investment Income to Average Net Assets            1.06%                 1.76%*
   Portfolio Turnover Rate                                           42%                   49%

*    Data has been annualized.
(a) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemption of Fund shares in relation to the fluctuating net asset value per share of the class.
(b) The date on which Class II shares were first sold to the public was January 8, 2001.
(c)  Computed using average shares outstanding throughout the period.
(d)  Amount rounds to less than $0.01.

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the funds represents the investments of the funds and the views of fund managers and Harris Associates L.P., the funds' investment adviser, at the time of this article, and are subject to change without notice.

The performance data quoted represents past performance. The above performance for the Fund does not reflect the imposition of a 2% redemption fee on shares held for 90 days or less to deter market timers. If reflected, the fee would reduce the performance quoted. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data call 1-800-OAKMARK.

The performance information for Class I shares of The Oakmark Fund, The Oakmark Select Fund, The Oakmark Equity & Income Fund, The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor for 90 days or less. The purpose of this redemption fee is to deter market timers.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

THE OAKMARK SELECT FUND IS OPEN TO EXISTING SHAREHOLDERS AND INVESTORS WHO PURCHASE DIRECTLY FROM OAKMARK.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURNS MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

THE OAKMARK EQUITY AND INCOME FUND CLOSED TO CERTAIN NEW INVESTORS AS OF 5/7/04.

EQUITY AND INCOME INVESTS IN MEDIUM- AND LOWER-QUALITY DEBT SECURITIES THAT HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES, WHICH MAY RESULT IN GREATER SHARE PRICE VOLATILITY. AN ECONOMIC DOWNTURN COULD SEVERELY DISRUPT THE MARKET IN MEDIUM OR LOWER GRADE DEBT SECURITIES AND ADVERSELY AFFECT THE VALUE OF OUTSTANDING BONDS AND THE ABILITY OF THE ISSUERS TO REPAY PRINCIPAL AND INTEREST.

THE OAKMARK GLOBAL FUND AND THE OAKMARK INTERNATIONAL FUND CLOSED TO CERTAIN NEW INVESTORS AS OF 12/15/03.

THE OAKMARK INTERNATIONAL SMALL CAP FUND CLOSED TO NEW INVESTORS AS OF 5/10/02.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

  1. Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

  2. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

  3. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

  4. The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

  5. The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot actually make investments in this index.

  6. The Lipper Large Cap Value Fund Index is an equally weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot actually make investments in this index.

  7. EPS refers to Earnings Per Share and is calculated by dividing total earnings by the number of shares outstanding.

  8. The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation. This index is unmanaged and investors cannot actually make investments in this index.

  9. The Lipper Mid Cap Value Fund Index measures the performance of the 30 largest U.S. mid-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

  10. The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

  11. Lehman Brothers Government/Corporate Bond Index is a benchmark index made up of the Lehman Brothers Government and Corporate Bond indexes, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot actually make investments in this index.

  12. The NASDAQ Composite Index is a market value weighted index of all common stocks listed on NASDAQ. This index is unmanaged and investors cannot actually make investments in this index.

  13. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of December 2003 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. This index is unmanaged and investors cannot actually make investments in this index.

  14. The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot actually make investments in this index.

  15. The MSCI World Index ex U.S. is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI World Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. This index is unmanaged and investors cannot actually make investments in this index.

  16. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of December 2003 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This index is unmanaged and investors cannot actually make investments in this index.

  17. The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot actually make investments in this index.

  18. The Lipper International Small Cap Average includes 100 mutual funds that invest in securities whose primary markets are outside of the U.S. This index is unmanaged and investors cannot actually make investments in this index.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE INVESTMENT ADVISORY CONTRACT FOR EACH OF THE OAKMARK FUNDS

Members of the board of trustees of The Oakmark Funds (the "Board"), over seventy-five percent of whom are not affiliated with the Funds' adviser ("Independent Trustees"), and the Board's committee on management contracts (the "Committee"), which is comprised solely of Independent Trustees, met numerous times over the course of nine months to consider each Fund's investment advisory contract. At each of those meetings, the Committee was advised by, and met in executive session with, independent legal counsel. The Committee and the other Independent Trustees received and reviewed a substantial amount of information provided by the Funds' adviser (the "Adviser") and third parties in response to the Committee's requests. Based on its evaluation of that information and other information, the Board, including a majority of the Independent Trustees, at a meeting held on October 28, 2004, approved continuation of the investment advisory agreement for each Fund for a period through October 31, 2005.

In considering the contracts and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including each of the factors described below.

1. NATURE, EXTENT AND QUALITY OF SERVICES

The Board's analysis of the nature, extent and quality of the Adviser's services to the Funds took into account the knowledge gained from the Board's regular meetings with management throughout the prior year. In addition, the Board reviewed the Adviser's resources and key personnel involved in providing investment management services to the Funds, including the time that investment personnel devote to each Fund and the breadth and quality of their in-house research. The Board also considered the Adviser's performance of other services for each Fund, such as selecting broker-dealers for executing portfolio transactions, serving as the Fund's administrator, monitoring adherence to the Fund's investment restrictions, producing shareholder reports, providing support services for the Board and Board committees and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and that each Fund was likely to continue to benefit from services provided under its contract with the Adviser.

2. INVESTMENT PERFORMANCE OF THE ADVISER AND THE FUND

In considering the performance of each Fund and the Adviser, the Board reviewed information provided by Lipper Inc. ("Lipper"), an independent data service provider. Lipper was commissioned by the Board to prepare a study comparing each Fund's performance and expenses with those of the Fund's peers and of the Lipper universe of similar funds. A representative from Lipper attended a meeting of the Committee to present the information and respond to questions from the Committee members. Regarding Fund performance, Lipper ranked four of the six Oakmark Funds in the top quintile versus their respective peers for total return for the one-, three- and five-year periods ended March 31, 2004, as applicable. Of the two remaining Funds, the Select Fund was in the top quintile for each of the periods except the one-year period, and the Oakmark Fund was at or above the middle quintile for each period except the one-year period. The Board considered the Adviser's representation that the relative performance of those two Funds reflected the Adviser's strict "value" investment philosophy, which also was responsible for the Funds' stronger relative long-term performance. In addition to comparing each Fund's performance to that of its peers, the Board also considered the performance of other funds advised or sub-advised by the Adviser. After considering all of the information, the Board concluded that, although past performance cannot be a guarantee of future performance, the Funds and their shareholders were benefiting from the Adviser's investment management of each Fund.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Board examined the fee and expense information for each Fund as compared to that of other comparable funds and noted that the information provided by Lipper indicated that the Adviser's management fees, as a percentage of average net assets, varied from the second to the fifth quintile of management fees (the first quintile reflecting the lowest fees) within a group of mutual funds of similar size, character and investment strategy. The Board also evaluated the expense ratios for comparable funds and determined that five of the six Funds' expense ratios were at or near the median and the Oakmark Fund was in the fifth quintile of expense ratios. Although the management fees and expense ratio of the Oakmark Fund were somewhat higher than the median figures for its peer group, the Board noted that the Fund's management fee as a percentage of average net assets and its total expense ratio were at their lowest points since the inception of the Fund in 1991.

The Board also reviewed the Adviser's management fees for its institutional separate accounts and for its subadvised funds (funds for which the Adviser provides portfolio management services only). In most instances sub-advisory and institutional separate account fees are lower than each Fund's management fee. However, the Board noted that the Adviser performs significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds' other service providers, trustee support, risk management, regulatory compliance and numerous other services. In addition, the Board reviewed Lipper's report on the mutual fund industry's subadvisory arrangements. That report compared the fees paid for subadvisory portfolio management services to the total management fees paid by mutual fund shareholders to an adviser.

The Board also considered the Adviser's costs in serving as the Fund's investment adviser and manager, including costs associated with the personnel and systems necessary to manage the Funds. Finally, the Board considered the pre-tax profits realized by the Adviser and its affiliates from their relationship with each Fund, as well as the financial condition of the Adviser.

The Board concluded that the management fee, as well as the total expenses paid by each Fund to the Adviser and its affiliates, were reasonable in light of the services provided and the performance of each Fund achieved by the Adviser over various time periods, and that the other expenses of each Fund were also reasonable.

4. ECONOMIES OF SCALE AND FEE LEVELS REFLECTING THOSE ECONOMIES

The Board considered the extent to which each Fund's management fee reflected economies of scale for the benefit of Fund shareholders. The Board reviewed each Fund's advisory arrangement, which includes breakpoints that decrease the management fee rate as the Fund's assets increase. In October 2003, in view of the increasing assets of Equity and Income Fund and Global Fund and the resulting economies of scale, the Board negotiated breakpoints to the advisory contracts for those Funds. In 2004, the Independent Trustees negotiated additional breakpoints to the advisory contracts for Oakmark Fund, Select Fund, Equity and Income Fund, International Fund and International Small Cap Fund. Based on its review and negotiations, the Board concluded that each Fund's management fee structure allowed shareholders to benefit from economies of scale as Fund assets increase.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Board also considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board recognized that two affiliates of the Adviser serve the Funds as transfer agent and distributor and that the transfer agent receives compensation from the Funds for its services to the Funds. The Board considered that those services have been provided to the Funds pursuant to written agreements with the affiliates and that the Board evaluated and approved each agreement annually or biennially. The Board also considered the Adviser's use of commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser. The Board concluded that the Adviser's use of "soft" commission dollars to obtain research products and services were consistent with regulatory requirements and benefited the Funds.

The Board also considered the brokerage commissions paid by the Funds to Harris Associates Securities L.P., the Adviser's affiliated broker-dealer. The Board concluded, based on its quarterly review of affiliated brokerage and on additional information it received from the Adviser, that the Adviser's use of an affiliated broker to execute portfolio transactions for the Funds was appropriate and consistent with the procedures for affiliated brokerage adopted by the Board and consistent with regulatory requirements.

After full consideration of the above factors as well as other factors, the Board, including a majority of the Independent Trustees, concluded that approval of each Fund's agreement was in the best interest of the Fund and its shareholders.

THE OAKMARK FUNDS

INVESTMENT PHILOSOPHY

All Oakmark managers follow a consistent investment philosophy--to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

THREE KEY TENETS OF OUR INVESTMENT PHILOSOPHY:

1 Buy businesses trading at a significant discount to our estimate of true business value.

2    Invest in companies expected to grow shareholder value over time.

3    Invest with management teams who think and act as owners.

INVESTMENT PROCESS

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic--such as price-earnings ratio--our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

THE RESULT: a unified effort aimed at identifying the best values in the marketplace. From the list of approved stocks, each fund manager constructs a relatively focused portfolio, built on a stock-by-stock basis from the bottom up.

[CHART]

                                     INVEST
     Managers select stocks from the approved list for their specific funds

                                  APPROVED LIST
                       Securities available for investment

                      QUANTITATIVE AND QUALITATIVE RESEARCH
 Rigorous analysis is performed to ensure that the stock meets our strict value standards

                                CRITERIA SCREENS
       Managers and research team screen for stocks that are worth further consideration

                   UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
                       All stocks available for investment

                          BOTTOM-UP INVESTMENT PROCESS

[SIDENOTE]

WHO SHOULD INVEST

Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of The Oakmark Funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

HOW TO USE VALUE FUNDS IN AN OVERALL PORTFOLIO

Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio may help reduce overall volatility--and potentially provide more consistent returns over time.

THE OAKMARK GLOSSARY

BOOK VALUE - A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

BUSINESS VALUE/INTRINSIC VALUE - The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

GROWTH INVESTING - Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (MERGERS & ACQUISITIONS) - Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.


MARKET CAPITALIZATION (MARKET CAP OR CAP) - The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

MOMENTUM INVESTING - Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

MULTIPLE - A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B OR PRICE-TO-BOOK RATIO - A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E OR PRICE-TO-EARNINGS RATIO - The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

SHARE REPURCHASE - Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

VALUE INVESTING - Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

   Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"X TIMES EARNINGS" ("12 TIMES EARNINGS") - Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

THE OAKMARK FUNDS

TRUSTEES AND OFFICERS

TRUSTEES
   Gary N. Wilner, M.D.--CHAIRMAN
   Michael J. Friduss
   Thomas H. Hayden
   Christine M. Maki
   John R. Raitt
   Allan J. Reich
   Marv R. Rotter
   Burton W. Ruder
   Peter S. Voss

OFFICERS
   John R. Raitt--PRESIDENT
   Robert M. Levy--EXECUTIVE VICE PRESIDENT
   Henry R. Berghoef--VICE PRESIDENT
   Kevin G. Grant--VICE PRESIDENT
   David G. Herro--VICE PRESIDENT
   Clyde S. McGregor--VICE PRESIDENT
   William C. Nygren--VICE PRESIDENT
   Vineeta D. Raketich--VICE PRESIDENT
   Janet L. Reali--VICE PRESIDENT AND SECRETARY
   Ann W. Regan--VICE PRESIDENT AND ASSISTANT SECRETARY
   Edward A. Studzinski--VICE PRESIDENT
   Michael J. Welsh--VICE PRESIDENT
   Kristi L. Rowsell--TREASURER
   John J. Kane--ASSISTANT TREASURER

OTHER INFORMATION

INVESTMENT ADVISER
   Harris Associates L.P.
   Two North LaSalle Street
   Chicago, Illinois 60602-3790

TRANSFER AGENT
   IXIS Asset Management Services, Inc.
   Boston, Massachusetts

LEGAL COUNSEL
   Bell, Boyd & Lloyd LLC
   Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
   Deloitte & Touche LLP
   Chicago, Illinois

FOR MORE INFORMATION
   Please call 1-800-OAKMARK
   (1-800-625-6275)
   or 617-449-6274

WEBSITE
   www.oakmark.com


TO OBTAIN A PROSPECTUS, AN APPLICATION OR PERIODIC REPORTS, ACCESS OUR WEB SITE AT www.oakmark.com, OR CALL 1-800-OAKMARK (1-800-625-6275) OR (617) 449-6274.

The Funds will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q's are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at www.oakmark.com; and on the Securities and Exchange Commission's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of Class I shares held for 90 days or less from any Fund.

[OAKMARK LOGO]

                                  1-800-OAKMARK
                                 www.oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., member NASD. Date of first use: May 2005.

THE OAKMARK FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (4/5/01) TO PRESENT (3/31/05) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

[CHART]

                     THE OAKMARK FUND CLASS II       S & P 500
  4/5/2001                   $  10,000               $  10,000
 6/30/2001                   $  10,954               $  10,665
 9/30/2001                   $   9,963               $   9,099
12/31/2001                   $  11,040               $  10,072
 3/31/2002                   $  11,497               $  10,099
 6/30/2002                   $  10,533               $   8,746
 9/30/2002                   $   8,782               $   7,235
12/31/2002                   $   9,434               $   7,846
 3/31/2003                   $   9,041               $   7,599
 6/30/2003                   $  10,562               $   8,768
 9/30/2003                   $  10,584               $   9,000
12/31/2003                   $  11,773               $  10,096
 3/31/2004                   $  11,933               $  10,267
 6/30/2004                   $  12,188               $  10,444
 9/30/2004                   $  12,100               $  10,249
12/31/2004                   $  13,115               $  11,195
 3/31/2005                   $  12,815               $  10,954

                          AVERAGE ANNUAL TOTAL RETURNS
                                 (as of 3/31/05)

                                                               SINCE
                                                             INCEPTION
                                                    1-YEAR    (4/5/01)
          ------------------------------------------------------------
          OAKMARK FUND (CLASS II)                     7.39%       6.42%

          S&P 500                                     6.69%       2.31%

          The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.


Harris Associates Securities L.P., member NASD, May 2005

THE OAKMARK SELECT FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (12/31/99) TO PRESENT (3/31/05) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX

[CHART]


                      THE OAKMARK SELECT FUND CLASS II        S & P 500
12/31/1999                       $ 10,000                     $ 10,000
 3/31/2000                       $ 10,885                     $ 10,229
 6/30/2000                       $ 10,309                     $  9,958
 9/30/2000                       $ 11,618                     $  9,861
12/31/2000                       $ 12,542                     $  9,090
 3/31/2001                       $ 13,876                     $  8,012
 6/30/2001                       $ 15,146                     $  8,481
 9/30/2001                       $ 14,554                     $  7,236
12/31/2001                       $ 15,755                     $  8,009
 3/31/2002                       $ 16,137                     $  8,031
 6/30/2002                       $ 14,821                     $  6,955
 9/30/2002                       $ 12,502                     $  5,754
12/31/2002                       $ 13,748                     $  6,239
 3/31/2003                       $ 13,673                     $  6,043
 6/30/2003                       $ 15,871                     $  6,973
 9/30/2003                       $ 15,871                     $  7,157
12/31/2003                       $ 17,689                     $  8,029
 3/31/2004                       $ 18,113                     $  8,165
 6/30/2004                       $ 17,822                     $  8,305
 9/30/2004                       $ 17,996                     $  8,150
12/31/2004                       $ 19,368                     $  8,902
 3/31/2005                       $ 19,379                     $  8,711

                          AVERAGE ANNUAL TOTAL RETURNS
                                 (as of 3/31/05)

                                                                     SINCE
                                                                   INCEPTION
                                         1-YEAR       5-YEAR      (12/31/99)
     -----------------------------------------------------------------------
     OAKMARK SELECT FUND (CLASS II)       6.99%       12.22%        13.43%

     S&P 500                              6.69%       -3.16%        -2.59%

     The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.


Harris Associates Securities L.P., member NASD, May 2005

THE OAKMARK EQUITY AND INCOME FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (7/13/00) TO PRESENT (3/31/05) AS COMPARED TO THE LIPPER BALANCED FUND INDEX

[CHART]

               THE OAKMARK EQUITY AND     LIPPER BALANCED
                INCOME FUND CLASS II        FUND INDEX
 7/13/2000          $   10,000               $  10,000
 9/30/2000          $   10,632               $   9,980
12/31/2000          $   11,117               $   9,848
 3/31/2001          $   11,563               $   9,355
 6/30/2001          $   12,497               $   9,684
 9/30/2001          $   12,128               $   8,949
12/31/2001          $   13,089               $   9,530
 3/31/2002          $   13,637               $   9,587
 6/30/2002          $   13,187               $   8,954
 9/30/2002          $   12,056               $   8,070
12/31/2002          $   12,786               $   8,511
 3/31/2003          $   12,487               $   8,355
 6/30/2003          $   14,123               $   9,266
 9/30/2003          $   14,401               $   9,456
12/31/2003          $   15,710               $  10,208
 3/31/2004          $   16,354               $  10,451
 6/30/2004          $   16,654               $  10,438
 9/30/2004          $   16,468               $  10,457
12/31/2004          $   17,292               $  11,125
 3/31/2005          $   17,174               $  10,984

                          AVERAGE ANNUAL TOTAL RETURNS
                                 (as of 3/31/05)

                                                                         SINCE
                                                                       INCEPTION
                                                          1-YEAR       (7/13/00)
          ----------------------------------------------------------------------
          OAKMARK EQUITY & INCOME FUND (CLASS II)          5.01%         12.15%

          Lipper Balanced Fund Index                       5.10%          2.01%

          The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.


Harris Associates Securities L.P., member NASD, May 2005

THE OAKMARK GLOBAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND
FROM ITS INCEPTION (10/10/01) TO PRESENT (3/31/05) AS COMPARED TO THE MSCI WORLD INDEX

[CHART]

                      THE OAKMARK GLOBAL FUND CLASS II     MSCI WORLD INDEX
10/10/2001                        $ 10,000                     $ 10,000
12/31/2001                        $ 12,060                     $ 10,501
 3/31/2002                        $ 13,362                     $ 10,537
 6/30/2002                        $ 12,451                     $  9,576
 9/30/2002                        $ 10,231                     $  7,816
12/31/2002                        $ 11,760                     $  8,413
 3/31/2003                        $ 10,494                     $  7,988
 6/30/2003                        $ 14,008                     $  9,348
 9/30/2003                        $ 15,328                     $  9,801
12/31/2003                        $ 17,454                     $ 11,198
 3/31/2004                        $ 18,111                     $ 11,492
 6/30/2004                        $ 18,358                     $ 11,592
 9/30/2004                        $ 17,828                     $ 11,476
12/31/2004                        $ 20,132                     $ 12,847
 3/31/2005                        $ 20,234                     $ 12,705

                          AVERAGE ANNUAL TOTAL RETURNS
                                 (as of 3/31/05)

                                                                  SINCE
                                                                INCEPTION
                                                1-YEAR          (10/10/01)
     ---------------------------------------------------------------------
     OAKMARK GLOBAL FUND (CLASS II)             11.72%           22.49%

     MSCI World                                 10.56%            7.13%

     The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.


Harris Associates Securities L.P., member NASD, May 2005

THE OAKMARK INTERNATIONAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (11/4/99) TO PRESENT (3/31/05) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX

[CHART]

                  THE OAKMARK INTERNATIONAL       MSCI WORLD
                         FUND CLASS II          EX U.S. INDEX
 11/4/1999                 $  10,000              $  10,000
12/31/1999                 $  10,596              $  11,178
 3/31/2000                 $  10,567              $  11,239
 6/30/2000                 $  11,303              $  10,866
 9/30/2000                 $  11,079              $  10,037
12/31/2000                 $  11,890              $   9,683
 3/31/2001                 $  10,836              $   8,327
 6/30/2001                 $  11,905              $   8,262
 9/30/2001                 $   9,590              $   7,103
12/31/2001                 $  11,245              $   7,611
 3/31/2002                 $  12,525              $   7,655
 6/30/2002                 $  12,230              $   7,483
 9/30/2002                 $   9,413              $   6,015
12/31/2002                 $  10,259              $   6,409
 3/31/2003                 $   9,046              $   5,927
 6/30/2003                 $  11,331              $   7,066
 9/30/2003                 $  12,192              $   7,637
12/31/2003                 $  14,093              $   8,935
 3/31/2004                 $  14,595              $   9,314
 6/30/2004                 $  14,854              $   9,323
 9/30/2004                 $  14,815              $   9,341
12/31/2004                 $  16,739              $  10,756
 3/31/2005                 $  17,089              $  10,764

                          AVERAGE ANNUAL TOTAL RETURNS
                                 (as of 3/31/05)

                                                                      SINCE
                                                                    INCEPTION
                                                  1-YEAR   5-YEAR   (11/4/99)
          -------------------------------------------------------------------
          OAKMARK INTERNATIONAL FUND (CLASS II)    17.09%   10.08%      10.42%

          MSCI World ex U.S.                       15.56%   -0.86%       1.37%

          The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.


Harris Associates Securities L.P., member NASD, May 2005

THE OAKMARK INTERNATIONAL
SMALL CAP FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (1/8/01) TO PRESENT (3/31/05) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX

[CHART]

                THE OAKMARK INTERNATIONAL         MSCI WORLD
                 SMALL CAP FUND CLASS II        EX U.S. INDEX
  1/8/2001             $   10,000                 $   10,000
 3/31/2001             $   10,140                 $    8,638
 6/30/2001             $   10,494                 $    8,570
 9/30/2001             $    9,292                 $    7,368
12/31/2001             $   11,062                 $    7,895
 3/31/2002             $   12,180                 $    7,940
 6/30/2002             $   12,466                 $    7,763
 9/30/2002             $    9,686                 $    6,240
12/31/2002             $   10,454                 $    6,648
 3/31/2003             $    9,172                 $    6,148
 6/30/2003             $   11,845                 $    7,329
 9/30/2003             $   13,501                 $    7,922
12/31/2003             $   15,915                 $    9,269
 3/31/2004             $   16,946                 $    9,662
 6/30/2004             $   17,433                 $    9,671
 9/30/2004             $   18,107                 $    9,690
12/31/2004             $   20,528                 $   11,158
 3/31/2005             $   21,636                 $   11,165

                          AVERAGE ANNUAL TOTAL RETURNS
                                 (as of 3/31/05)

                                                                               SINCE
                                                                             INCEPTION
                                                                1-YEAR        (1/8/01)
          ----------------------------------------------------------------------------
          OAKMARK INTERNATIONAL SMALL CAP FUND (CLASS II)        27.67%         20.03%

          MSCI World ex U.S.                                     15.56%          2.64%

          The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.


Harris Associates Securities L.P., member NASD, May 2005

FUND EXPENSES

A shareholder of each Fund incurs two types of costs: (1) transaction costs, such as redemption fees, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other fund expenses. The examples below are intended to help shareholders understand the ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other funds.

ACTUAL EXPENSES

The following table provides information about actual account values and actual fund expenses for Class II of each Fund. The table shows the expenses a Class II shareholder would have paid on a $1,000 investment in each Fund from October 1, 2004 to March 31, 2005 as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A Class II shareholder can estimate expenses incurred for the period by dividing the account value at March 31, 2005 by $1,000 and multiplying the result by the number in the Expenses Paid During the Period row as shown below.

                                                                                                              THE OAKMARK
                                                             THE OAKMARK                    THE OAKMARK      INTERNATIONAL
                               THE OAKMARK    THE OAKMARK     EQUITY AND    THE OAKMARK    INTERNATIONAL       SMALL CAP
                                   FUND       SELECT FUND    INCOME FUND    GLOBAL FUND         FUND              FUND
---------------------------------------------------------------------------------------------------------------------------
Beginning Account Value        $  1,000.00    $  1,000.00    $  1,000.00    $  1,000.00    $    1,000.00    $      1,000.00
Ending Account Value           $  1,059.10    $  1,076.80    $  1,042.80    $  1,135.00    $    1,153.50    $      1,194.90
Expenses Paid During Period*   $      6.47    $      6.52    $      5.86    $      7.77    $        7.46    $          8.26
Annualized Expense Ratio              1.26%          1.26%          1.15%          1.46%            1.39%              1.51%

* Expenses are equal to each Fund's annualized expense ratio for Class II, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The following table provides information about hypothetical account values and hypothetical expenses for Class II of each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                                                                                              THE OAKMARK
                                                             THE OAKMARK                    THE OAKMARK      INTERNATIONAL
                               THE OAKMARK    THE OAKMARK     EQUITY AND    THE OAKMARK    INTERNATIONAL       SMALL CAP
                                   FUND       SELECT FUND    INCOME FUND    GLOBAL FUND        FUND               FUND
---------------------------------------------------------------------------------------------------------------------------
Beginning Account Value        $  1,000.00    $  1,000.00    $  1,000.00    $  1,000.00    $    1,000.00    $      1,000.00
Ending Account Value           $  1,018.65    $  1,018.65    $  1,019.20    $  1,017.65    $    1,018.00    $      1,017.40
Expenses Paid During Period*   $      6.34    $      6.34    $      5.79    $      7.34    $        6.99    $          7.59
Annualized Expense Ratio              1.26%          1.26%          1.15%          1.46%            1.39%              1.51%

* Expenses are equal to each Fund's annualized expense ratio for Class II, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

ITEM 2. CODE OF ETHICS.

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls"), the

Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the time period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not required in this filing

    (2) Certifications of John R. Raitt, Principal Executive Officer, and Kristi
        L. Rowsell, Principal Financial Officer, pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), attached hereto as Exhibits (a)(2)(i) and (a)(2)(ii)

    (3) Not applicable

(b)     Certification of John R. Raitt, Principal Executive Officer and Kristi
        L. Rowsell, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (b)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust


By:   /s/ John R. Raitt
      -------------------------------------------
      John R. Raitt
      Principal Executive Officer
Date: May 18, 2005
      -------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /s/ John R. Raitt
      -------------------------------------------
      John R. Raitt
      Principal Executive Officer
Date: May 18, 2005
      -------------------------------------------


By:   /s/ Kristi L. Rowsell
      -------------------------------------------
      Kristi L. Rowsell
      Principal Financial Officer
Date: May 18, 2005
      -------------------------------------------